FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-171508-08

August 6, 2013

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,242,664,619
(Approximate Mortgage Pool Balance)

$869,865,000
(Offered Certificates)

GS Mortgage Securities Trust 2013-GCJ14
As Issuing Entity

GS Mortgage Securities Corporation II
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2013-GCJ14

Goldman Sachs Mortgage Company
Jefferies LoanCore LLC
MC-Five Mile Commercial Mortgage Finance LLC
Citigroup Global Markets Realty Corp.
Starwood Mortgage Funding I LLC
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.	Jefferies Citigroup

Co-Lead Managers and Joint Bookrunners

Drexel Hamilton
Co-Manager

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-171508) (the “Base Prospectus”) and a separate free writing prospectus, each to be dated August 6, 2013 (the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Goldman, Sachs & Co., Citigroup Global Markets Inc., Jefferies LLC or Drexel Hamilton, LLC.  Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Class	Expected Ratings (Moody’s / DBRS / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass- Through Rate(3)		Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAA(sf) / AAA(sf)	$81,916,000		30.000	%(5)	[__	]%	(6)	2.47	09/13 – 04/18
Class A-2	Aaa(sf) / AAA(sf) / AAA(sf)	$77,951,000		30.000	%(5)	[__	]%	(6)	4.87	04/18 – 08/18
Class A-3	Aaa(sf) / AAA(sf) / AAA(sf)	$36,331,000		30.000	%(5)	[__	]%	(6)	6.79	06/20 – 06/20
Class A-4	Aaa(sf) / AAA(sf) / AAA(sf)	$165,000,000		30.000	%(5)	[__	]%	(6)	9.77	04/23 – 06/23
Class A-5	Aaa(sf) / AAA(sf) / AAA(sf)	$406,475,000		30.000	%(5)	[__	]%	(6)	9.85	06/23 – 08/23
Class A-AB	Aaa(sf) / AAA(sf) / AAA(sf)	$102,192,000		30.000	%(5)	[__	]%	(6)	7.36	08/18 – 04/23
Class X-A	Aaa(sf) / AAA(sf) / AAA(sf)	$969,278,000	(7)	N/A		[__	]%	Variable IO(8)	N/A	N/A

NON-OFFERED CERTIFICATES

Non-Offered Class	Expected Ratings (Moody’s / DBRS / KBRA) (1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass- Through Rate(3)		Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-B	Ba3(sf) / AAA(sf) / AAA(sf)	$211,253,000	(7)	N/A		[__	]%	Variable IO(8)	N/A	N/A
Class X-C	NR / AAA(sf) / NR	$62,133,619	(7)	N/A		[__	]%	Variable IO(8)	N/A	N/A
Class A-S(9)	Aaa(sf) / AAA(sf) / AAA(sf)	$99,413,000	(10)	22.000%		[__	]%	(6)	9.96	08/23 – 08/23
Class B(9)	Aa3(sf) / AA(sf) / AA(sf)	$80,773,000	(10)	15.500%		[__	]%	(6)	9.96	08/23 – 08/23
Class PEZ(9)	A2(sf) / A(high)(sf) / A(sf)	$226,786,000	(10)	11.750	%(11)	[__	]%	(6)	9.96	08/23 – 08/23
Class C(9)	A3(sf) / A(high)(sf) / A(sf)	$46,600,000	(10)	11.750	%(11)	[__	]%	(6)	9.96	08/23 – 08/23
Class D	Baa3(sf) / BBB(sf) / BBB+(sf)	$51,260,000		7.625%		[__	]%	(6)	9.96	08/23 – 08/23
Class E	Ba2(sf) / BBB(low)(sf) / BBB(sf)	$10,873,000		6.750%		[__	]%	(6)	9.96	08/23 – 08/23
Class F	Ba3(sf) / BB(sf) / BB+(sf)	$21,747,000		5.000%		[__	]%	(6)	9.96	08/23 – 08/23
Class G	B3(sf) / B(sf) / B+(sf)	$24,853,000		3.000%		[__	]%	(6)	9.96	08/23 – 08/23
Class H	NR / NR / NR	$37,280,619		0.000%		[__	]%	(6)	9.96	08/23 – 08/23
Class R(12)	N/A	N/A		N/A		N/A		N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above.  The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), DBRS, Inc. (“DBRS”), and Kroll Bond Ratings Agency (“KBRA”).  Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date.  Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus.  Moody’s, DBRS and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings.  For additional information about this identifier, prospective investors can go to the related rating agency’s website.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)	Assuming no prepayments and based on the Modeling Assumptions set forth under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates will each be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) the lesser of a specified pass-through rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a specified percentage. The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates.  The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

(7)
The Class X-A, Class X-B and Class X-C certificates (the “Class X Certificates”) will not have principal amounts and will not be entitled to receive distributions of principal.  Interest will accrue on the Class X-A, Class X-B and Class X-C certificates at their respective pass-through rates based upon their respective notional amounts.  The notional amount of the Class X-A certificates will be equal to the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component.  The notional amount of the Class X-B certificates will be equal to the aggregate certificate principal amounts of the Class D, Class E and Class F certificates and the Class B and Class C trust components.  The notional amount of the Class X-C certificates will be equal to the aggregate certificate principal amounts of the Class G and Class H certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

(8)
The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average pass-through rates of the Class D, Class E and Class F certificates and the Class B and Class C trust components, as described in the Free Writing Prospectus. The pass through rate of the Class X-C certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class G and Class H certificates, as described in the Free Writing Prospectus.

(9)
The Class A-S, Class B and Class C certificates may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(10)
On the closing date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have outstanding principal balances on the closing date of     $99,413,000, $80,773,000 and $46,600,000, respectively.  The Class A-S, Class B, Class PEZ and Class C certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-S, Class B and Class C certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and Class C trust components, respectively.  The Class PEZ certificates will, at all times, represent a beneficial interest in the remaining percentages of each of the outstanding principal balances of the Class A-S, Class B and Class C trust components.  Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of each of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly.  The initial certificate principal amount of each of the Class A-S, Class B and Class C certificates represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates.  The initial certificate principal amount of the Class PEZ certificates is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange.  The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in the required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the closing date.

(11)
The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component, which will have an initial outstanding balance on the closing date of $46,600,000.

(12)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class R certificates will represent the residual interest in each of two separate REMICs, as further described in the Free Writing Prospectus.  The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance	$1,242,664,619
Number of Mortgage Loans	84
Number of Mortgaged Properties	132
Average Cut-off Date Mortgage Loan Balance	$14,793,626
Weighted Average Mortgage Interest Rate	4.8091%
Weighted Average Remaining Term to Maturity (months)	114
Weighted Average Remaining Amortization Term (months)(2)	342
Weighted Average Cut-off Date LTV Ratio(3)	65.5%
Weighted Average Maturity Date LTV Ratio(4)	54.0%
Weighted Average Underwritten Debt Service Coverage Ratio(5)(6)	1.68x
Weighted Average Debt Yield on Underwritten NOI(7)(8)	11.3%
% of Mortgage Loans with Additional Debt	11.2%
% of Mortgaged Properties with Single Tenants	2.9%

(1)
Each of the 11 West 42nd Street mortgage loan and the Mall St. Matthews mortgage loan has a related pari passu companion loan, and the loan-to-value ratio, debt service coverage ratio and debt yield calculations presented in this Term Sheet include the related pari passu companion loan unless otherwise indicated. These loans will be serviced pursuant to the pooling and servicing agreement for the GSMS 2013-GC13 transaction. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Excludes mortgage loans that are interest only for the entire term.

(3)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value.

(4)
Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to 10 mortgage loans representing approximately 19.7% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related aggregate “as stabilized” appraised value. See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(5)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio is calculated by taking the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties and dividing by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(6)
With respect to the Mendoza Multifamily Portfolio mortgage loan and Langtree Ventures Portfolio mortgage loan, the Underwritten Debt Service Coverage Ratio is calculated using such mortgage loan’s non-standard amortization schedule as set forth in Annex G-1 and G-2, respectively, in the Free Writing Prospectus.

(7)
Unless otherwise indicated, the Debt Yield on Underwritten NOI is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of the mortgage loan, and the Debt Yield on Underwritten NCF is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of the mortgage loan.

(8)
With respect to the Falcon Self Storage mortgage loan, Debt Yield on Underwritten NOI for the was calculated based on the Cut-off Date Balance of the mortgage loan less the related earnout reserve of $175,000. The Debt Yield on Underwritten NOI of The Falcon Self Storage mortgage loan without netting the related reserve is 9.4%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Debt Yield on Underwritten NOI.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman, Sachs & Co. Jefferies LLC Citigroup Global Markets Inc.
Co-Manager:	Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$1,242,664,619
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	LNR Partners, LLC
Certificate Administrator:	Wells Fargo Bank, National Association
Trustee:	Deutsche Bank Trust Company Americas
Operating Advisor:	Pentalpha Surveillance LLC
Pricing:	Week of August 12, 2013
Closing Date:	August 26, 2013
Cut-off Date:
For each mortgage loan, the related due date for such mortgage loan in August 2013 (or, in the case of any mortgage loan that has its first due date in September 2013, the date that would have been its due date in August 2013 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in September 2013
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	August 2046
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A: $1,000,000 minimum); $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$1,242,664,619 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 84 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,242,664,619 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $14,793,626 and are secured by 132 mortgaged properties located throughout 31 states

—	LTV: 65.5% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.68x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 11.3% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-5 / A-AB

■	Loan Structural Features:

—	Amortization: 87.9% of the mortgage loans by Initial Pool Balance have scheduled amortization:

-	69.2% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

-	18.7% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 55.6% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps: 97.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

-	Real Estate Taxes: 76 mortgage loans representing 70.2% of the Initial Pool Balance

-	Insurance: 73 mortgage loans representing 59.7% of the Initial Pool Balance

-	Replacement Reserves (Including FF&E Reserves): 77 mortgage loans representing 79.2% of Initial Pool Balance

-	Tenant Improvements / Leasing Commissions: 39 mortgage loans representing 56.5% of the allocated Initial Pool Balance of office, retail, industrial and mixed use properties only

—	Predominantly Defeasance: 77.2% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 23.8% of the mortgaged properties by allocated Initial Pool Balance are office properties (12.1% are central business district properties, 11.0% are general suburban properties)

—	Retail: 20.6% of the mortgaged properties by allocated Initial Pool Balance are retail properties

—	Hospitality: 18.8% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Multifamily: 16.6% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Manufactured Housing: 10.4% of the mortgaged properties by allocated Initial Pool Balance are manufactured housing properties

■
Geographic Diversity:  The 132 mortgaged properties are located throughout 31 states, with only three states having greater than 10.0% of the allocated Initial Pool Balance: New York (17.1%), Texas (14.1%) and Illinois (11.4%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	16	32	$580,446,437	46.7%
Jefferies LoanCore LLC	21	37	296,808,521	23.9
MC-Five Mile Commercial Mortgage Finance LLC	11	19	122,910,345	9.9
Citigroup Global Markets Realty Corp.	22	27	122,901,986	9.9
Starwood Mortgage Funding I LLC	14	17	119,597,330	9.6
Total	84	132	$1,242,664,619	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms / Units	Cut-off Date Balance Per SF / Room / Unit	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
11 West 42nd Street	$150,000,000	12.1%	Office	943,701	$318	2.21x	9.8%	52.6%
ELS Portfolio	109,879,376	8.8	Manufactured Housing	5,654	$19,434	1.56x	10.2%	67.6%
W Chicago - City Center	93,000,000	7.5	Hospitality	403	$230,769	1.95x	14.3%	55.7%
Cranberry Woods Office Park	55,500,000	4.5	Office	346,478	$160	1.45x	9.9%	74.5%
Mendoza Multifamily Portfolio	50,000,000	4.0	Multifamily	516	$96,899	1.48x	9.2%	65.4%
Mall St. Matthews	39,821,254	3.2	Retail	668,508	$279	1.98x	10.2%	66.7%
Hampton Inn LaGuardia	36,500,000	2.9	Hospitality	220	$165,909	1.77x	14.0%	62.5%
Southpark Center I & II	25,504,166	2.1	Office	237,995	$107	1.82x	12.4%	71.5%
Willow Knolls Court	25,034,681	2.0	Retail	272,665	$92	1.57x	10.3%	71.1%
Crystal Springs Apartments	23,750,000	1.9	Multifamily	400	$59,375	1.30x	9.0%	65.8%
Top 10 Total / Wtd. Avg.	$608,989,477	49.0%				1.80x	10.9%	62.4%
Remaining Total / Wtd. Avg.	633,675,143	51.0				1.56x	11.7%	68.4%
Total / Wtd. Avg.	$1,242,664,619	100.0%				1.68x	11.3%	65.5%

Pari Passu Companion Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Pari Passu Companion Loan Cut-off Date Balance	Whole Loan Cut- off Date Balance	Controlling Pooling & Servicing Agreement	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
11 West 42nd Street	$150,000,000	$150,000,000	$300,000,000	GSMS 2013-GC13	2.21x	9.8%	52.6%
Mall St. Matthews	$39,821,254	$146,840,875	$186,662,129	GSMS 2013-GC13	1.98x	10.2%	66.7%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine or Other Financing

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Other Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Mortgage Loan DSCR	Total Debt DSCR
Mendoza Multifamily Portfolio(1)	$50,000,000	$10,350,000	NA	$60,350,000	6.0070%	65.4%	79.0%	1.48x	1.02x
Hampton Inn LaGuardia(1)(2)	$36,500,000	$8,500,000	NA	$45,000,000	6.3671%	62.5%	77.1%	1.77x	1.36x
Crystal Springs Apartments(3)	$23,750,000	$2,000,000	NA	$25,750,000	5.4090%	65.8%	71.3%	1.30x	1.14x
Casa Grande and Estrella Marketplace(4)	$11,500,000	$2,560,000	NA	$14,060,000	4.9310%	73.5%	89.8%	1.50x	1.23x
Holmwood GSA Portfolio(5)	$10,700,000	$1,500,000	NA	$12,200,000	5.5091%	75.0%	85.5%	1.55x	1.03x
Langtree Ventures Portfolio(1)	$6,229,194	$2,068,093	NA	$8,297,287	6.4400%	56.1%	74.8%	1.61x	1.01x

(1)	The related mezzanine loan will initially be held by Jefferies LoanCore LLC, or its affiliate, and is secured by the mezzanine borrower’s interest in the related mortgage borrower(s).
(2)
The related mezzanine consists of a senior mezzanine loan of $5,000,000 and a junior mezzanine loan of $3,500,000.  The senior mezzanine loan will initially be held by Jefferies LoanCore LLC, or its affiliate, and is secured by the mezzanine borrower’s interest in the related mortgage borrower(s). The junior mezzanine loan is held by SteepRock Capital LLC, was made to a parent of the borrower under the Mortgage Loan, and is secured by a pledge of 100% of the equity interest in the senior mezzanine loan borrower.

(3)	The related mezzanine loan will initially be held by GS Commercial Real Estate LP, or its affiliate, and is secured by the mezzanine borrower’s interest in the related mortgage borrower.
(4)
The related mezzanine loan will initially be held by John F. Long Properties LLLP, or its affiliate, and is secured by the mezzanine borrower’s interest in the related mortgage borrower. The Casa Grande and Estrella Marketplace mezzanine loan has an interest rate that increases as the term of the mezzanine loan progresses in accordance with the following anniversaries of the origination date of the mezzanine loan: (1) from the origination date of the mezzanine loan until the third anniversary of origination, 6.0000%; (2) from the third anniversary until the fifth anniversary of origination, 7.0000%; (3) from the fifth anniversary until the eighth anniversary of origination, 8.0000%; and (4) from the eighth anniversary until the maturity date, 10.0000%.  The Total Debt Interest Rate and Total Debt DSCR were calculated using an interest rate for the mezzanine loan of 6.0000%, the applicable rate at origination.

(5)	The related mezzanine loan will initially be held by Citizens Bank & Trust Company, or its affiliate, and is secured by the mezzanine borrower’s interest in the related mortgage borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)(2)
Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
11 West 42nd Street	GSMC	New York	NY	Office	$150,000,000	12.1%	LBUBS 2005-C1
Mall St. Matthews	GSMC	Louisville	KY	Retail	$39,821,254	3.2%	GCCFC 2005-GG3
Airport Trade Center	JLC	Honolulu	HI	Mixed Use	$18,500,000	1.5%	GCCFC 2003-C2
TJ Maxx Centre	JLC	Fargo	ND	Retail	$15,359,924	1.2%	NASC 1998-D6
Pioneer Village(3)	GSMC	North Fort Myers	FL	Manufactured Housing	$15,090,146	1.2%	CSFB 2004-C5
Fountain Park	JLC	Naples	FL	Mixed Use	$14,750,000	1.2%	JPMCC 2004-CBX
Silver Dollar(3)	GSMC	Odessa	FL	Manufactured Housing	$13,798,647	1.1%	CSFB 2004-C5
Paseo Marketplace	SMF I	Thousand Oaks	CA	Mixed Use	$11,000,000	0.9%	CSFB 2005-C1
Marketplace Shopping Center	CGMRC	Fairview Heights	IL	Retail	$10,437,405	0.8%	WBCMT 2003-C5
Hillcroft Shopping Plaza	CGMRC	Houston	TX	Retail	$9,490,164	0.8%	FULBA 1998-C2
Hickory Corners Shopping Center	SMF I	Hickory	NC	Retail	$8,687,112	0.7%	JPMCC 2002-CIB4
Hampton Inn Pennsville	MC FiveMile	Pennsville	NJ	Hospitality	$7,500,000	0.6%	MSC 2007-T25
Coral Club Apartments	CGMRC	Houston	TX	Multifamily	$6,693,308	0.5%	BSCMS 2003-PWR2
Houston Leisure	JLC	Highlands	TX	Manufactured Housing	$6,094,336	0.5%	MSC 2006-HQ9
Southgate MHP	JLC	Bloomington	IL	Manufactured Housing	$5,900,000	0.5%	CSFB 2005-C2
Hillwood Apartments	SMF I	Montgomery	AL	Multifamily	$5,500,000	0.4%	MLCFC 2007-7
Geary Street(4)	JLC	San Francisco	CA	Multifamily	$5,461,187	0.4%	LBUBS 2005-C5
Agua Fria Towne Center	CGMRC	Glendale	AZ	Retail	$5,293,990	0.4%	LBUBS 2003-C8
The Palms(5)	JLC	Rohnert Park	CA	Multifamily	$5,040,000	0.4%	CCRF 2007-MF1
9th Street(4)	JLC	San Francisco	CA	Multifamily	$4,901,065	0.4%	LBUBS 2005-C5
Trailridge Shopping Center	JLC	Shawnee Mission	KS	Retail	$4,100,000	0.3%	JPMCC 2004-CBX
Renaissance on Memorial	SMF I	Tulsa	OK	Retail	$3,800,000	0.3%	WBCMT 2004-C14
The Dean Building	CGMRC	Fort Myers	FL	Mixed Use	$2,690,057	0.2%	GMACC 2003-C1
Pacific Gillespie III	JLC	El Cajon	CA	Industrial	$2,544,110	0.2%	WBCMT 2003-C6
Lakeview Gardens	CGMRC	Union	SC	Multifamily	$1,606,591	0.1%	GCCFC 2003-C2

(1)
The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)
The previous loan secured by the 7100 Almeda Apartments Property was held by Fannie Mae.  Fannie Mae may have deposited the previous loan into a securitization, but the mortgage loan seller was unable to verify if that was the case.

(3)	Pioneer Village and Silver Dollar are part of the ELS Portfolio, for which the mortgaged properties not listed were not part of the criteria for this chart.
(4)	Geary Street and 9th Street are part of the Bay Area Multi Portfolio, for which the mortgaged properties not listed were not part of the criteria for this chart.
(5)	The Palms is part of the Mendoza Multifamily Portfolio, for which the mortgaged properties not listed were not part of the criteria for this chart.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	19	$295,997,339	23.8%	1.87x	62.2%	10.2%
CBD	1	150,000,000	12.1	2.21x	52.6%	9.8
General Suburban	14	137,121,115	11.0	1.52x	72.8%	10.5
Medical	3	6,229,194	0.5	1.61x	56.1%	10.2
Executive Suites	1	2,647,029	0.2	1.74x	66.0%	12.5
Retail	29	$255,741,012	20.6%	1.59x	70.5%	10.9%
Anchored	13	143,200,645	11.5	1.52x	70.8%	11.2
Super-Regional Mall	1	39,821,254	3.2	1.98x	66.7%	10.2
Unanchored	8	39,327,664	3.2	1.55x	72.4%	10.9
Shadow Anchored	6	30,793,990	2.5	1.47x	72.5%	10.7
Single Tenant Retail	1	2,597,459	0.2	1.35x	60.4%	9.1
Hospitality	19	$233,066,112	18.8%	1.91x	60.3%	14.8%
Limited Service	8	106,960,940	8.6	1.83x	65.5%	14.7
Full Service	4	105,185,171	8.5	1.95x	55.8%	14.5
Extended Stay	7	20,920,000	1.7	2.13x	56.2%	17.2
Multifamily	30	$206,705,532	16.6%	1.43x	67.8%	9.9%
Garden	22	141,505,698	11.4	1.44x	67.0%	9.8
Mid-Rise	3	26,712,550	2.1	1.61x	64.9%	11.5
Student Housing	2	20,585,000	1.7	1.34x	73.9%	9.1
Multifamily/Retail	2	10,502,283	0.8	1.20x	70.0%	8.8
High-Rise	1	7,400,000	0.6	1.29x	74.9%	8.7
Manufactured Housing	20	$129,273,712	10.4%	1.56x	68.0%	10.4%
Manufactured Housing/RV	6	76,912,164	6.2	1.56x	67.6%	10.2
RV	6	39,061,548	3.1	1.58x	67.5%	10.5
Manufactured Housing	8	13,300,000	1.1	1.51x	72.2%	11.5
Mixed Use	6	$56,106,359	4.5%	1.63x	64.3%	12.6%
Industrial	6	$54,785,446	4.4%	1.42x	66.0%	10.8%
Self Storage	3	$10,989,108	0.9%	1.42x	75.3%	9.8%
Total / Wtd. Avg.	132	$1,242,664,619	100.0%	1.68x	65.5%	11.3%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	4	$212,339,605	17.1%	$671,200,000	27.6%	$37,517,408	22.1%
Texas	20	174,856,744	14.1	258,700,000	10.6	20,398,019	12.0
Illinois	7	141,991,791	11.4	236,480,000	9.7	18,572,382	10.9
Florida	13	103,477,618	8.3	154,605,000	6.3	10,677,906	6.3
California	19	93,181,912	7.5	138,300,000	5.7	8,742,652	5.1
Pennsylvania	4	72,465,604	5.8	102,500,000	4.2	7,904,709	4.7
North Carolina	9	65,892,957	5.3	95,065,000	3.9	7,253,394	4.3
Arizona	6	57,189,158	4.6	83,650,000	3.4	5,547,043	3.3
Michigan	5	41,437,994	3.3	62,925,000	2.6	4,886,450	2.9
Kentucky	1	39,821,254	3.2	280,000,000	11.5	18,948,493	11.2
Georgia	7	34,179,041	2.8	52,350,000	2.1	4,777,087	2.8
Hawaii	2	31,000,000	2.5	49,540,000	2.0	5,195,960	3.1
Ohio	2	17,353,000	1.4	23,200,000	1.0	1,631,895	1.0
North Dakota	1	15,359,924	1.2	20,300,000	0.8	1,470,705	0.9
Nevada	2	14,297,390	1.2	19,670,000	0.8	1,447,842	0.9
Washington	2	13,740,328	1.1	18,450,000	0.8	1,340,932	0.8
Massachusetts	1	13,500,000	1.1	18,400,000	0.8	1,381,442	0.8
South Carolina	5	13,266,591	1.1	24,000,000	1.0	2,204,447	1.3
Indiana	4	12,817,500	1.0	17,090,000	0.7	1,486,086	0.9
New Mexico	2	12,050,000	1.0	16,060,000	0.7	1,147,056	0.7
Maine	1	11,623,491	0.9	17,100,000	0.7	1,149,408	0.7
Louisiana	2	9,000,000	0.7	15,600,000	0.6	1,499,564	0.9
Colorado	2	7,871,718	0.6	10,300,000	0.4	747,102	0.4
New Jersey	1	7,500,000	0.6	11,800,000	0.5	938,215	0.6
Alabama	1	5,500,000	0.4	7,600,000	0.3	559,008	0.3
Arkansas	1	4,751,000	0.4	6,300,000	0.3	506,814	0.3
Kansas	1	4,100,000	0.3	5,500,000	0.2	490,713	0.3
Oklahoma	1	3,800,000	0.3	5,500,000	0.2	407,525	0.2
Minnesota	4	3,750,000	0.3	5,260,000	0.2	509,269	0.3
Wisconsin	1	3,350,000	0.3	5,650,000	0.2	434,119	0.3
Missouri	1	1,200,000	0.1	1,800,000	0.1	147,237	0.1
Total	132	$1,242,664,619	100.0%	$2,434,895,000	100.0%	$169,920,882	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values with respect to pari passu companion loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Cut-off Date Balances				Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance	Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1,606,591 - 3,000,000	8	$19,176,486	1.5%	29.0 - 50.0	1	$3,996,597	0.3%
3,000,001 - 5,000,000	18	72,144,625	5.8	50.1 - 55.0	4	172,829,402	13.9
5,000,001 - 10,000,000	25	176,842,788	14.2	55.1 - 60.0	6	122,861,928	9.9
10,000,001 - 15,000,000	11	134,639,905	10.8	60.1 - 65.0	11	153,482,204	12.4
15,000,001 - 20,000,000	7	119,951,006	9.7	65.1 - 70.0	23	357,281,602	28.8
20,000,001 - 30,000,000	8	185,209,179	14.9	70.1 - 75.0	34	379,008,236	30.5
30,000,001 - 50,000,000	3	126,321,254	10.2	75.1 - 79.6	5	53,204,650	4.3
50,000,001 - 100,000,000	2	148,500,000	12.0	Total	84	$1,242,664,619	100.0%
100,000,001 - 150,000,000	2	259,879,376	20.9	(1) See footnotes (1) and (3) to the table entitled “Mortgage Pool Characteristics” above.
Total	84	$1,242,664,619	100.0%

Distribution of Underwritten DSCRs(1)				Distribution of Maturity Date LTV Ratios(1)
Range of UW DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance	Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.20 - 1.30	6	$75,625,000	6.1%	27.1 - 35.0	1	$3,996,597	0.3%
1.31 - 1.40	19	164,104,840	13.2	35.1 - 40.0	5	142,109,834	11.4
1.41 - 1.50	19	235,696,261	19.0	40.1 - 45.0	3	30,685,171	2.5
1.51 - 1.60	11	209,085,278	16.8	45.1 - 50.0	5	26,902,734	2.2
1.61 - 1.70	6	35,373,339	2.8	50.1 - 55.0	18	357,680,924	28.8
1.71 - 1.80	9	111,378,047	9.0	55.1 - 60.0	27	386,835,925	31.1
1.81 - 1.90	3	60,984,600	4.9	60.1 - 65.0	23	265,527,551	21.4
1.91 - 2.00	6	153,000,656	12.3	65.1 - 66.4	2	28,925,884	2.3
2.01 - 2.26	5	197,416,597	15.9	Total	84	$1,242,664,619	100.0%
Total	84	$1,242,664,619	100.0%
(1)    Maturity Date LTV Ratio is calculated on the basis of the “as stabilized” appraised value for 10 of the mortgage loans. See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

(1) See footnotes (1), (5) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)				Distribution of Loan Purpose
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance	Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Amortizing	69	$860,438,365	69.2%	Refinance	62	$922,648,178	74.2%
Interest Only, Then				Acquisition	16	138,926,409	11.2
Amortizing(2)	14	232,226,254	18.7	Recapitalization &
Interest Only	1	150,000,000	12.1	Refinance	1	109,879,376	8.8
Total	84	$1,242,664,619	100.0%	Recapitalization	5	71,210,656	5.7
(1) All of the mortgage loans will have balloon payments at maturity date.				Total	84	$1,242,664,619	100.0%
(2) Original partial interest only periods range from 12 to 36 months.
				Distribution of Mortgage Interest Rates
Distribution of Lockboxes							% of
			% of		Number of		Initial
			Initial	Range of Mortgage	Mortgage		Pool
	Number of	Cut-off Date	Pool	Interest Rates (%)	Loans	Cut-off Date Balance	Balance
Lockbox Type	Mortgage Loans	Balance	Balance	2.720 - 4.000	1	$39,821,254	3.2%
Hard	40	$691,513,701	55.6%	4.001 - 4.250	2	243,000,000	19.6
Soft	12	240,670,456	19.4	4.251 - 4.500	6	91,557,751	7.4
Springing	19	197,712,492	15.9	4.501 - 4.750	11	154,310,500	12.4
Soft Springing	8	71,282,970	5.7	4.751 - 5.000	11	224,982,924	18.1
None	5	41,485,000	3.3	5.001 - 5.250	17	153,512,821	12.4
Total	84	$1,242,664,619	100.0%	5.251 - 5.500	21	184,352,832	14.8
				5.501 - 5.750	7	43,914,336	3.5
				5.751 - 6.189	8	107,212,200	8.6
				Total	84	$1,242,664,619	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Debt Yield on Underwritten NOI(1)				Distribution of Original Amortization Terms(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance	Range of Original Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
8.7 - 9.0	4	$59,900,000	4.8%	Interest Only	1	$150,000,000	12.1%
9.1 - 10.0	18	382,887,313	30.8	202 - 300	20	269,002,945	21.6
10.1 - 11.0	24	347,137,557	27.9	301 - 360	63	823,661,674	66.3
11.1 - 12.0	12	97,426,253	7.8	Total	84	$1,242,664,619	100.0%
12.1 - 13.0	8	64,008,221	5.2	(1) All of the mortgage loans will have balloon payments at maturity.
13.1 - 14.0	6	80,882,734	6.5
14.1 - 15.0	5	123,005,946	9.9	Distribution of Remaining Amortization Terms(1)
15.1 - 18.2	7	87,416,597	7.0	Range of			% of
Total	84	$1,242,664,619	100.0%	Remaining	Number of		Initial
(1) See footnotes (1), (7) and (8) to the table entitled “Mortgage Pool Characteristics” above.				Amortization	Mortgage		Pool
				Terms (months)	Loans	Cut-off Date Balance	Balance
				Interest Only	1	$150,000,000	12.1%
Distribution of Debt Yield on Underwritten NCF(1)				202 - 300	20	269,002,945	21.6
			% of	301 - 360	63	823,661,674	66.3
Range of	Number of		Initial	Total	84	$1,242,664,619	100.0%
Debt Yields on	Mortgage		Pool	(1) All of the mortgage loans will have balloon payments at maturity.
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance
8.2 - 9.0	19	$287,663,576	23.1%	Distribution of Prepayment Provisions
9.1 - 10.0	28	494,043,638	39.8				% of
10.1 - 11.0	14	120,749,335	9.7		Number of		Initial
11.1 - 12.0	7	59,785,528	4.8	Prepayment	Mortgage		Pool
12.1 - 13.0	8	186,645,006	15.0	Provision	Loans	Cut-off Date Balance	Balance
13.1 - 14.0	1	6,360,940	0.5	Defeasance	70	$959,522,856	77.2%
14.1 - 15.0	4	53,996,597	4.3	Yield Maintenance
15.1 - 16.1	3	33,420,000	2.7	or Defeasance	1	150,000,000	12.1
Total	84	$1,242,664,619	100.0%	Yield Maintenance	13	133,141,763	10.7
(1) See footnotes (1), (7) and (8) to the table entitled “Mortgage Pool Characteristics” above.				Total	84	$1,242,664,619	100.0%

Mortgage Loans with Original Partial Interest Only Periods				Distribution of Escrow Types
			% of				% of
Original Partial	Number of		Initial		Number of		Initial
Interest Only	Mortgage		Pool		Mortgage		Pool
Period (months)	Loans	Cut-off Date Balance	Balance	Escrow Type	Loans	Cut-off Date Balance	Balance
12	8	$100,725,000	8.1%	Replacement Reserves(1)	77	$984,011,697	79.2%
18	2	$61,000,000	4.9%	Real Estate Tax	76	$872,878,917	70.2%
24	3	$30,680,000	2.5%	Insurance	73	$742,236,471	59.7%
36	1	$39,821,254	3.2%	TI/LC(2)	39	$386,066,807	56.5%
				(1) Includes mortgage loans with FF&E reserves.
Distribution of Original Terms to Maturity				(2) Percentage of total retail, mixed use, industrial and office properties only.
			% of
Range of Original	Number of		Initial
Term to Maturity	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
60	7	$75,241,610	6.1%
87	1	39,821,254	3.2
119 - 120	76	1,127,601,755	90.7
Total	84	$1,242,664,619	100.0%

Distribution of Remaining Terms to Maturity
Range of			% of
Remaining Terms	Number of		Initial
to Maturity	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
56 - 60	7	$75,241,610	6.1%
61 - 120	77	1,167,423,009	93.9
Total	84	$1,242,664,619	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Distributions
On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.   Class A-1, A-2, A-3, A-4, A-5, A-AB, X-A, X-B and X-C certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B and Class X-C certificates, pro rata, in each case in accordance with their respective interest entitlements.
2.   Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance for the related Distribution Date set forth in Annex F to the Free Writing Prospectus, all funds allocable to principal attributable to all mortgage loans, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, then (vi) to principal on the Class A-5 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above, and then (vii) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-5 in clause (vi) above.  If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).
3.   Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.
4.   Class A-S and Class PEZ certificates:  (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.
5.   Class B and Class PEZ certificates:  (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class B  trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)
6.   Class C and Class PEZ certificates:  (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.   Class D certificates:  (i) first, to interest on Class D certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

8.   After Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class PEZ, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any previously unreimbursed losses to the Class E, Class F, Class G and Class H certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, A-2, A-3, A-4, A-5, A-AB, D, E, F, G and H certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the such class on such Distribution Date. Any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero:  first, to the Class H certificates; second, to the Class G certificates; third, to the Class F certificates; fourth, to the Class E certificates; fifth, to the Class D certificates; sixth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); seventh, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); eighth, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, based on their then current respective certificate principal amounts.  The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amounts of the Class D, Class E and Class F certificates and the Class B and Class C trust components resulting from allocations of losses realized on the mortgage loans.  The notional amount of the Class X-C certificates will be reduced to reflect reductions in the certificate principal amounts of the Class G and Class H certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed as follows: (1) pro rata, between the (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the YM Group B” and collectively with the YM Group A, the “YM Groups”), of the Class X-B Certificates, the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component) and the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D certificates based upon the aggregate of principal distributed to such class of certificates or trust components in each YM group on such Distribution Date, and (2) as among the classes of certificates or trust components in each YM Group in the following manner: (A) the holders of each class of certificates or trust components in such YM Group will be entitled to receive on each Distribution Date the portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (exclusive of the Class X-A, Class X-B, Class E, Class F, Class G, Class H and Exchangeable Certificates) and trust components on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) any portion of such yield maintenance charge allocated to such YM Group and remaining after such distributions to the applicable class of certificates or trust component, will be distributed to the Class X certificates in the related YM Group.  If there is more than one class of certificates (exclusive of the Exchangeable Certificates) or trust component (and thus the applicable class of Exchangeable Certificates) entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates or trust components, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (exclusive of the Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which the (i) mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one.  If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction shall equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related mortgage loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-C, Class E, Class F, Class G, Class H or Class R certificates.  Instead, after the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates and the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates.  For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Advances (continued)
The special servicer will have no obligation to make any property protection advances; provided, that in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may make such property protection advance, and the master servicer will be required to reimburse the special servicer for such advance (with interest on that advance) within a specified number of days as set forth in the pooling and servicing agreement.

Appraisal Reductions
An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a required appraisal loan (which is a mortgage loan with respect to which certain defaults, modifications or insolvency events have occurred as further described in the Free Writing Prospectus) plus other amounts overdue or advanced in connection with such mortgage loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan.  As a result of calculating an appraisal reduction for a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates and/or trust component then outstanding (i.e., first to the Class H certificates, then to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B and Class X-C certificates).  A mortgage loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction, when the same has ceased to be a specially serviced mortgage loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”, instead defaulted loans will be sold in a process similar to the sale process for REO property.
Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the certificate principal amounts or notional amount, as applicable, of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class X-A, Class X-B, Class B, Class PEZ, Class C and Class D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (including the Class X-B and Class X-C certificates but excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the voting rights of the controlling class.  The controlling class is the most subordinate class of the Class F, Class G and Class H certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates.  At any time when the Class F certificates is the controlling class, the majority Controlling Class Representative may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that entities managed by Ellington Management Group, LLC will purchase 85% of the Class F, Class G and Class H certificates and, on the closing date, expected to appoint Ellington Management Group, LLC or an affiliate to be the initial Controlling Class Representative.  LNR Securities Holdings, LLC, is expected to purchase 15% of the Class F, Class G and Class H Certificates on the closing date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Control/Consultation Rights
The Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) until no class of the Class F, Class G and Class H certificates has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates (a “Control Termination Event”).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan and will also have the right to notice and consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a mortgage loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until such time no Class of the Class F, Class G and Class H certificates has an outstanding certificate principal amount, without regard to the application of any appraisal reductions, that is equal to or greater 25% of the initial certificate principal amount of that class of certificates (a “Consultation Termination Event”), all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions in which it previously had approval rights.  After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and companion loan holders, as a collective whole, as if those certificateholders constituted a single lender.

Following the occurrence and during the continuation of a Consultation Termination Event, all rights of the Controlling Class Representative will terminate.

If at any time that Ellington Management Group, LLC, or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate registrar has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate registrar receives either such notice.

Non-Serviced Loans
With respect to the 11 West 42nd and Mall St. Matthews mortgage loans, also referred to in this Term Sheet as the “non-serviced loans”, each non-serviced loan and the related companion loan are being serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of each non-serviced loan and the related companion loan will be effected in accordance with, the 2013-GC13 pooling and servicing agreement and the related co-lender agreements.  Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the 2012-GC13 pooling and servicing agreement. The 2013-GC13 pooling and servicing agreement provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Standard
In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders (as a collective whole as if such certificateholders constituted a single lender).  The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

—   for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the note rate and (iii) the yield on the most recently issued 10-year US treasuries; and

—   for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event the special servicer may be replaced by the Controlling Class Representative (a) for cause at any time and (b) without cause if either (i) LNR Securities Holdings, LLC or its affiliate is no longer the special servicer or (ii) LNR Securities Holdings, LLC or its affiliate owns less than 15% of the then controlling class of certificates.

With respect to the pool of mortgage loans and the whole loans, after the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates)(considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) may request a vote to replace the special servicer.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class R certificates) (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose), or (b) more than 50% of the voting rights of each class of certificates (other than Class R and Class X certificates)(but only such classes of certificates that, in each case, have an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class, minus all payments of principal made on such class of certificates)(and considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) vote affirmatively to so replace.

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer resulting in a solicitation of a certificateholder vote.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of certificates (other than Class R and Class X certificates)(but only such classes of certificates that have, in each such case, an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class of certificates, minus all payments of principal made on such class of certificates)(and considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose, vote affirmatively to so replace).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Fees
Modification Fees: All fees resulting from modifications, amendments, waivers or any other changes to the terms of the mortgage loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related mortgage loan (i.e. reimburse the trust for certain expenses including advances and interest on advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Within any given 12 month period, all such excess modification fees (after the offset described below) with respect to any mortgage loan will be capped at 1% of the outstanding principal balance of such mortgage loan, subject to a minimum fee of $25,000. All such modification fees received by the special servicer as compensation on the related mortgage loan (together with any other modification fee earned on that mortgage loan for a prior modification done within 18 months) will offset future workout and liquidation fees earned on that mortgage loan as further described in the Free Writing Prospectus.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan and any excess will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while specially serviced loan).  To the extent any amounts reimbursed out of penalty charges are subsequently recovered on the related mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at 1.0% for each specially serviced mortgage loan and REO property, subject to a minimum liquidation fee of $25,000.  For any corrected mortgage loan, workout fees will be calculated at 1.0% for all mortgage loans (or such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the then related maturity date).

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related mortgage loan within 90 days of the maturity default. In addition, the application of penalty charges allocable to a companion loan will be subject to the terms of the related co-lender agreement.

Operating Advisor
Prior to the occurrence of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights.  After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement. In addition, if none of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class PEZ, Class D or Class E certificates are outstanding, then at the option of the Controlling Class Representative, all of the rights and obligations of the operating advisor under the pooling and servicing agreement (other than any rights or obligations that accrued prior to such termination, including accrued and unpaid compensation and indemnification rights that arose out of events that occurred prior to such termination) will terminate without the payment of any termination fee, provided, however, that the operating advisor will continue to receive the operating advisor fee until the termination of the trust fund.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:
—   all special notices delivered
—   summaries of final asset status reports
—   all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates
—   an “Investor Q&A Forum” and
—   a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 6 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property.  For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower.  The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender. With respect to the W Chicago – City Center mortgage loan, the operating lessee established an operating account (which is pledged to the lender and subject to an account control agreement in favor of the lender) pursuant to the management agreement into which all of the foregoing amounts are deposited, following which the property manager is only required to transfer to the lender’s cash management account (which is subject to an account control agreement and pledged to the lender) amounts from that operating account that would otherwise be payable to the borrower under the related management agreement, after payment of operating expenses, management fees and any reserves required under the management agreement, and the lender has no rights with respect to directing monies in that operating account until the management agreement has been terminated, however, the loan agreement prohibits the borrower or operating lessee from withdrawing or transferring money from such operating account during the continuance of an event of default under the related loan documents.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of certificates (other than Class R or Class X certificates)(considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reductions allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, rooms, units or pads in the property that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or assumptions regarding the re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by Moody’s, DBRS and KBRA that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: Means, with respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: Means that the related borrower is required to deposit or cause the property manager to deposit all rents collected into a lockbox account. Hospitality and manufactured housing community properties are considered to have a soft lockbox if credit card receivables and cash or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: Means that the related borrower is required to deposit, or cause the property manager to deposit, all rents collected into a lockbox account until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox converts to a Hard Lockbox.

■
“Springing Lockbox”: Means a lockbox that is not currently in place, but the related loan documents require the imposition of a lockbox upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2007.

■	“TTM”: Means trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.  In determining rental revenue for multifamily rental, manufactured housing community and self-storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month periods.  The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments, which, if ultimately proved erroneous, could cause the actual operating income for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or whole loan, if applicable) adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and in certain cases contractual rent increases generally within 12 months (and 20 months in the case of one of the mortgage loans) past the Cut-off Date, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees.  In some cases the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

11 West 42nd Street
11 West 42nd Street
New York, NY 10036
ROCKEFELLER CENTER
DIAMOND ROW
THEATER DISTRICT
TIMES SQUARE
BRYANT PARK
NEW YORK PUBLIC LIBRARY
GRAND CENTRAL TERMINAL
MET LIFE BUILDING
EMPIRE STATE BUILDING
MADISON SQUARE GARDEN
PENN STATION
HERALD SQUARE
GREELEY SQUARE
MACY'S
KOREA TOWN
MIDTOWN SOUTH
GRACE BLDG
500 FIFTH
ONE BRYANT PARK
HBO
W 42ND STREET
E 42ND STREET
W 34TH STREET
E 34TH STREET
EIGHTH AVENUE
SEVENTH AVENUE
SIXTH AVENUE (AVENUE OF THE AMERICAS)
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE SOUTH
LEXINGTON AVENUE
BROADWAY
West New York
Union City
Hoboken
Jersey City
MANHATTAN
New York
QUEENS
BROOKLYN
Central Park
Hudson River
East River
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

FLOOR	Tenants
32	Valentino U.S.A., Inc 2,027 SF 12/31/26
31	Valentino U.S.A., Inc 2,618 SF 12/31/26
30	KS Management Corp. 3,242 SF 2/28/14; Easter Seals of New York 2,688 SF 2/28/14; Career Partners, Inc. 4,716 SF 5/31/18
29	Michael Kors (USA), Inc. 10,735 SF 3/31/25
28	The Robert Allen Group, Inc. 10,466 SF 7/31/16
27	National Academy of Recording Arts 10,745 SF 3/31/18
26	Valentino U.S.A., Inc 23,358 SF 12/31/26
25	Oscar De La Renta LLC 26,589 SF 1/31/27
24	HSBC Bank USA, National Association 15,347 SF 12/31/21; Oscar De La Renta LLC 10,447 SF 1/31/27; Vacant 967 SF
23	Michael Kors (USA), Inc. 28,477 SF 3/31/25
22	The Robert Allen Group, Inc. 28,644 SF 7/31/16
21	Michael Kors (USA), Inc. 30,343 SF 3/31/25
20	Michael Kors (USA), Inc. 31,198 SF 3/31/25
19	Wellpoint Holding Corp. 372 SF 12/31/15; National Public Radio 13,218 SF 1/31/22; Tishman Speyer Properties 5,354 SF 8/31/19; Japan National Tourism 5,855 SF 11/30/14; Michael Kors (USA), Inc. 1,482 SF 3/31/25; Michael Kors (USA), Inc. 8,295 SF 3/31/25
18	Wellpoint Holding Corp. 33,823 SF 12/31/15
17	Wellpoint Holding Corp. 35,800 SF 12/31/15
16	Wellpoint Holding Corp. 35,806 SF 12/31/15
15	Vacant 13,653 SF; Springer Publishing Co. 11,577 SF 10/31/22; ICAP Securities USA LLC 8,484 SF 2/28/21; Springer Publishing Co. 2,902 SF 10/31/22
14	ELIE Tahari Ltd 37,536 SF 7/31/27
13	CIT Group Inc. 36,502 SF 10/31/21
12	CIT Group Inc. 37,198 SF 10/31/21
11	CIT Group Inc. 37,261 SF 10/31/21
10	New York University 37,198 SF 9/30/21
9	HSBC Bank USA, National Association 38,483 SF 12/31/21
8	Kohn Pedersen Fox Associates, P.C. 5,230 SF 4/30/25; Traiana, Inc. 21,500 SF 2/28/21; Christie's Inc. 9,904 SF 9/30/16; Property Management Office 1,804 SF 9/30/19
7	CIT Group Inc. 37,656 SF 10/31/21
6	Kohn Pedersen Fox Associates, P.C. 38,702 SF 4/30/25
5	New York University 37,808 SF 9/30/21
4	New York University 37,691 SF 9/30/21
3	HSBC Bank USA, National Association 23,951 SF 12/31/21; The Frankel Group, Inc. 14,526 SF 10/31/15
2	Tishman Speyer Properties 30,455 SF 8/31/19; Tishman Speyer Properties 6,119 SF 8/31/19; Tishman Speyer Properties 1,932 SF 8/31/19
G	Pret A Manger 3,280 SF 1/31/18; C.W. Watch Repair, Inc. 895 SF 4/30/18; Banco Do Brasil S.A. 5,780 SF 8/31/23; Manufactures & Traders Trust 5,506 SF 6/30/28; Le Mirage Cafe Corporation 684 SF 6/30/18; Schurman Fine Papers, Inc. 1,558 SF 1/31/17
G	Le Mirage Cafe Corporation 667 SF 6/30/18; Le Mirage Cafe Corporation 1,732 SF 6/30/18; Hat World, Inc. 1,763 SF 7/31/19; Allen Edmonds Shoe Corporation 1,900 SF 9/30/22; Chop't Creative Salad Company 1,800 SF 3/31/26; NNP Newsstand LLC 260 SF 2/28/19

Vacant 2013 2014 2015 2016 2017+

* Stacking Plan does not include subleased space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	GSMC
Location (City/State)	New York, New York		Cut-off Date Principal Balance(1)	$150,000,000
Property Type	Office		Cut-off Date Principal Balance per SF(2)	$317.90
Size (SF)	943,701		Percentage of Initial Pool Balance	12.1%
Total Occupancy as of 4/10/2013	98.4%		Number of Related Mortgage Loans	None
Owned Occupancy as of 4/10/2013	98.4%		Type of Security	Fee Simple
Year Built / Latest Renovation	1927 / 1978		Mortgage Rate	4.053000%
Appraised Value	$570,000,000		Original Term to Maturity (Months)	119
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)	119
Underwritten Revenues	$51,058,987
Underwritten Expenses	$21,765,482	Escrows(3)
Underwritten Net Operating Income (NOI)	$29,293,505		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$27,212,285	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	52.6%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	52.6%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	2.38x / 2.21x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	9.8% / 9.1%	Other(4)	$3,398,719	$0

		Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$300,000,000	100.0%	Loan Payoff	$202,332,695	67.4%
			Principal Equity Distribution	88,586,389	29.5
			Closing Costs	5,682,197	1.9
			Reserves	3,398,719	1.1
Total Sources	$300,000,000	100.0%	Total Uses	$300,000,000	100.0%

(1)
The Cut-off Date Principal Balance of $150,000,000 represents the note A-2 of a $300,000,000 whole loan evidenced by two pari passu notes.  The companion loan is the note A-1 with a principal balance of $150,000,000 as of the Cut-off Date which is held outside the issuing entity and was securitized in GSMS 2013-GC13.

(2)   Calculated based on the entire 11 West 42nd Street Whole Loan.
(3)	See “—Escrows” below.
(4)	Other reserves represent a deferred maintenance reserve ($52,500) and an unfunded obligations reserve ($3,346,219). See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “11 West 42nd Street Loan”) is part of a whole loan structure (the “11 West 42nd Street Whole Loan”) comprised of two pari passu notes that are together secured by a first mortgage encumbering an office building located in New York, New York (the “11 West 42nd Street Property”). The 11 West 42nd Street Loan (evidenced by a note A-2), which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $150,000,000 and represents approximately 12.1% of the Initial Pool Balance, and the related companion loan (the “11 West 42nd Street Companion Loan”) (evidenced by note A-1), which was contributed to the GSMS 2013-GC13 transaction, has an outstanding principal balance as of the Cut-off Date of $150,000,000. The 11 West 42nd Street Whole Loan was originated by Goldman Sachs Mortgage Company on June 18, 2013.  The 11 West 42nd Street Whole Loan has an original principal balance of $300,000,000 and each note has an interest rate of 4.053000% per annum. The borrower utilized the proceeds of the 11 West 42nd Street Whole Loan to refinance existing debt on the 11 West 42nd Street Property. The 11 West 42nd Street Whole Loan will be serviced under the 2013-GC13 pooling and servicing agreement. See “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the 11 West 42nd Street Loan and the 11 West 42nd Street Companion Loan.

The 11 West 42nd Street Loan had an initial term of 119 months and has a remaining term of 118 months.  The 11 West 42nd Street Loan requires payments of interest only during the term of the loan.  The scheduled maturity date is the due date in June 2023.  Voluntary prepayment of the 11 West 42nd Street Whole Loan is prohibited except (a) from and including June 18, 2014 to but excluding the first day on which the 11 West 42nd Street Whole Loan is permitted to be defeased (provided that such prepayment must be accompanied by a yield maintenance premium, and if such prepayment is not made on a due date, the amount of interest that would have accrued on the amount prepaid had the 11 West 42nd Street Loan remained outstanding through the end of the interest accrual period in which such prepayment occurs) and (b) on or after  March 6, 2023. Defeasance of the entire 11 West 42nd Street Whole Loan (which will be applied pro rata to note A-1 and note A-2) with the direct non-callable obligations of the United States of America is permitted at any time on the first due date following the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

■
The Mortgaged Property.  The 11 West 42nd Street Property is a 33 story office building containing approximately 943,701 SF of gross rentable area. The 11 West 42nd Street Property is in the Grand Central submarket of New York City.  The 11 West 42nd Street Property was constructed in 1927 and renovated in 1978.  Tenants at the 11 West 42nd Street Property include Wellpoint Holding Corp., CIT Group Inc., Michael Kors (USA), Inc, New York University, and HSBC Bank USA, National Association, although no tenant accounts for more than 14.6% of the total rent. As of April 10, 2013 the Total Occupancy and Owned Occupancy were both 98.4%.

The following table presents certain information relating to the tenants at the 11 West 42nd Street Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
CIT Group Inc.	NR / Ba3 / BB-	150,760	16.0%	$6,431,571	13.9%	$42.66	10/31/2021	2, 5-year options
Wellpoint Holding Corp.(2)	BBB+ / Baa2 / A-	105,801	11.2	6,231,331	13.5	58.90	12/31/2015	1, 5-year option
Michael Kors (USA), Inc(3)(4)	NR / NR / NR	112,613	11.9	5,608,457	12.1	50.74	3/31/2025	1, 10-year option
New York University	NR / NR / NR	112,697	11.9	4,395,183	9.5	39.00	9/30/2021	1, 5-year option
HSBC Bank USA, National Association	AA- / A1 / AA-	77,781	8.2	3,164,780	6.8	40.69	12/31/2021	2, 5-year options
Kohn Pedersen Fox Associates(5)	NR / NR / NR	43,932	4.7	2,642,248	5.7	60.14	4/30/2025	1, 5-year option
Valentino U.S.A., Inc	NR / NR / NR	28,430	3.0	1,996,644	4.3	70.23	12/31/2026	1, 5-year option
The Robert Allen Group, Inc.(4)	NR / NR / NR	39,110	4.1	1,890,500	4.1	48.34	7/31/2016	1, 5-year option
Tishman Speyer Properties, L.P.	NR / NR / NR	44,869	4.8	1,869,421	4.0	41.66	8/31/2019	2, 5-year options
Oscar De La Renta LLC	NR / NR / NR	37,036	3.9	1,666,620	3.6	45.00	1/31/2027	1, 5-year option
Ten Largest Tenants		753,029	79.8%	$35,896,755	77.6%	$47.67
Remaining Tenants		175,611	18.6	10,351,625	22.4	58.95
Vacant		15,061	1.6	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		943,701	100.0%	$46,248,379	100.0%	$49.80

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Wellpoint Holding Corp. subleases the majority of its space to TV Guide (83,590 SF) and Kohn Pedersen Fox Associates (21,839 SF). Kohn Pedersen Fox Associates has executed a direct lease for the 21,839 SF of space which will commence in January 2016 after the expiration of the current Wellpoint Holding Corp. lease. We cannot assure you that Kohn Pedersen Fox Associates will remain in occupancy of this space as expected or at all.

(3)	Michael Kors (USA), Inc’s space includes 2,083 SF of storage space. Base rent per SF is calculated without regard to the storage space.
(4)
Michael Kors (USA), Inc is expected to take over 10,466 SF of space currently occupied by The Robert Allen Group, Inc. in August 2016. We cannot assure you that Michael Kors (USA), Inc will take over additional space as expected or at all.

(5)
Kohn Pedersen Fox Associates subleases 21,839 SF of space from Wellpoint Holding Corp. and has executed a direct lease for this space which will commence in January 2016 after the expiration of the current Wellpoint Holding Corp. lease. We cannot assure you that Kohn Pedersen Fox Associates will remain in occupancy of this space as expected or at all.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

The following table presents general descriptions and renewal options of the major tenants at the 11 West 42nd Street Property:

Tenant Name	Description	Renewal / Extension Options
CIT Group Inc.
CIT Group (“CIT”) (NYSE: CIT), founded in 1908, is a bank holding company headquartered in New York, NY with more than $44 billion in finance and leasing assets. As a member of the Fortune 500, CIT provides financing and leasing capital to its more than one million small business and middle market clients and their customers across more than 30 industries, including transportation, particularly aerospace and rail, manufacturing and retail in approximately 20 countries. CIT also operates its subsidiary, CIT Bank, which offers a suite of online savings options designed to help customers achieve a range of financial goals.
2, 5-year options

Wellpoint Holding Corp.
WellPoint, Inc. (NYSE: WLP), the largest managed health care company in the Blue Cross and Blue Shield Association, has 34 million people in its branded health plans and serves more than 65 million people through its subsidiaries. The company offers various network-based managed care plans to large and small employers, individuals and Medicaid customers. WellPoint also provides various managed care services and wellness programs to self-funded customers and offers products and services such as life and disability insurance benefits and long-term care insurance.
1, 5-year option

Michael Kors (USA), Inc
Michael Kors Holdings Limited (NYSE: KORS) is a designer, marketer, distributor and retailer of men’s and women’s apparel and accessories. The company operates its business in three segments: retail, wholesale and licensing. As of late 2011, Michael Kors’ retail segment included 169 North American retail stores (including concessions) and 34 stores internationally in Europe and Japan. Additionally, the company licenses its trademarks on its products, such as fragrances, cosmetics, eyewear, leather goods, jewelry, coats, footwear, men’s suits, and ties.
1, 10-year option

New York University
New York University (“NYU”) is a private academic institution that was founded in 1831. The school has a total enrollment of more than 40,000 students attending 18 schools and colleges at five major centers in Manhattan and at satellite campuses throughout the world. With a full time faculty of over 3,100 members, it offers more than 2,500 courses and awards more than 25 individual degrees. The geographic center of NYU is its Washington Square campus located in the heart of Greenwich Village.
1, 5-year option

HSBC Bank USA, National Association
HSBC Bank USA, National Association (“HSBC”) is the American subsidiary of UK-based HSBC Holdings plc. It serves 3.8 million customers through its personal financial services, commercial banking, private banking, asset management and global banking and markets segments. It operates more than 465 bank branches throughout the United States. HSBC Holdings plc (NYSE: HBC), the parent company of the HSBC Group, has total assets of $2.56 trillion. It was founded in 1865 and is headquartered in London.
2, 5-year options

Kohn Pedersen Fox Associates
Kohn Pedersen Fox Associates (“KPF”) is one of the world’s pre-eminent architecture firms, providing architecture, interior, programming and master planning services for clients in both the public and private sectors. Operating as one firm with six global offices, KPF is led by 23 Principals and 19 Directors. KPF’s diverse portfolio, which features over 70 projects certified or pursuing green building certification, comprises corporate, hospitality, residential, academic, civic, transportation, and mixed-use projects located in more than 35 countries.
1, 5-year option

Valentino U.S.A., Inc
Valentino U.S.A. Inc. operates men’s and boy’s clothing stores. The company’s headquarters is located in New York, NY. The parent company, Valentino SpA was founded in 1959 and is headquartered in Milan, Italy.
1, 5-year option

The Robert Allen Group, Inc.
The Robert Allen Group, Inc. designs and markets fabrics, trims and furnishings. The company provides linens, duvet covers, bed sheets, pillows and drapery hardware. The company distributes its product through retailers in the United States, Canada and the United Kingdom.
1, 5-year option

Tishman Speyer Properties, L.P.
Tishman Speyer Properties L.P. is an international owner and builder of real estate. The company specializes in high rise office buildings in major urban areas. Tishman Speyer Properties creates mixed-use, retail, residential, and entertainment centers, and mid to low rise office buildings. The company also provides master planning services for large scale developments.
2, 5-year options

Oscar De La Renta LLC
Oscar De La Renta, LLC was founded in 1965 and is based in New York, NY. The company’s line of business includes the manufacturing of women’s, misses’, and juniors’ dresses. The company offers its products online and through stores located in New York; Los Angeles; Miami; and Athens, Greece.
1, 5-year option

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

The following table presents the lease rollover schedule at the 11 West 42nd Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	330	0.0%	0.0%	$11,550	0.0%	$35.00	1
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	11,785	1.2	1.3%	619,551	1.3	52.57	4
2015	120,327	12.8	14.0%	6,770,059	14.6	56.26	5
2016	49,441	5.2	19.3%	2,294,118	5.0	46.40	6
2017	1,558	0.2	19.4%	311,055	0.7	199.65	1
2018	22,719	2.4	21.8%	1,783,045	3.9	78.48	7
2019	48,816	5.2	27.0%	2,156,170	4.7	44.17	9
2020	0	0.0	27.0%	0	0.0	0.00	0
2021	371,222	39.3	66.4%	15,271,202	33.0	41.14	13
2022	29,597	3.1	69.5%	1,285,968	2.8	43.45	5
2023	5,780	0.6	70.1%	966,227	2.1	167.17	1
2024 & Thereafter	267,065	28.3	98.4%	14,779,434	32.0	55.34	20
Vacant	15,061	1.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	943,701	100.0%		$46,248,379	100.0%	$49.80	72

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 11 West 42nd Street Property:

Historical Leased %(1)
	2008	2009	2010	2011	2012
Owned Space	98.9%	95.5%	86.8%	99.6%	99.6%

(1)	As provided by the borrower and reflects year-end occupancy for the year.

The following table presents certain information relating to historical rent at the 11 West 42nd Street Property:

Historical Average Base Rent per SF(1)
	2010	2011	2012
Average Annual Base Rent per SF	$44.47	$40.79	$47.09

(1)	As provided by the borrower and reflects average annual base rent per SF for occupied spaces.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 11 West 42nd Street Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 03/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$34,480,590	$36,805,848	$41,596,961	$42,182,923	$46,446,770	$49.22
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	816,092	0.86
Total Rent	$34,480,590	$36,805,848	$41,596,961	$42,182,923	$47,262,862	$50.08
Total Reimbursables	6,636,236	7,231,780	6,393,409	6,114,910	6,309,035	6.69
Other Income	27,765	78,459	40,030	16,639	5,000	0.01
Less Vacancy & Credit Loss	(1,684)	0	0	0	(2,517,910)	(2.67)
Effective Gross Income	$41,146,275	$44,116,087	$48,030,400	$48,314,472	$51,058,987	$54.11

Total Operating Expenses	$19,851,004	$19,344,705	$21,202,047	$21,385,536	$21,765,482	$23.06

Net Operating Income	$21,295,271	$24,771,382	$26,828,353	$26,928,936	$29,293,505	$31.04
TI/LC	0	0	0	0	1,796,214	1.90
Capital Expenditures	0	0	0	0	285,007	0.30
Net Cash Flow	$21,295,271	$24,771,382	$26,828,353	$26,928,936	$27,212,285	$28.84

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten base rent is as of 4/10/2013 and includes $1,258,873 of contractual rent steps through 4/1/2015 (rent steps through 4/1/2014 in an amount equal to $391,402 and rent steps through 4/1/2015 in an incremental amount equal to $867,471).  Underwritten base rent includes annualized rent for six tenants that signed new leases in the last 12 months at the 11 West 42nd Street Property, and excludes rent credits for tenants with free rent periods (in the TTM 3/31/2013 period, rent credits totaled $1,219,537).

■	Appraisal. According to the appraisal, the 11 West 42nd Street Property had an “as-is” appraised value of $570,000,000 as of an effective date of June 1, 2013.

■
Environmental Matters.  According to a Phase I environmental report, dated May 21, 2013, there are no recognized environmental conditions or recommendations for further action other than a recommendation for an asbestos operations and maintenance (O&M) plan at the 11 West 42nd Street Property.

■
Market Overview and Competition.  The 11 West 42nd Street Property is located in the Grand Central submarket in the New York, NY metropolitan statistical area.  The Midtown Manhattan office market ended the first quarter 2013 with a vacancy rate of 10.1%. The vacancy rate decreased from the previous quarter vacancy of 10.3%, with net absorption totaling positive 312,836 SF in the first quarter. Rental rates ended the first quarter at $66.34 per SF, a $1.02 per SF quarterly change. The Grand Central submarket ended the first quarter 2013 with a vacancy rate of 12.4% and a net absorption of negative 75,272 SF. The submarket’s Class A designated buildings have an average asking rent of $59.62. The 11 West 42nd Street Property is located directly across 42nd street from Bryant Park and in close proximity to major Midtown commuter stations, including Port Authority Bus Terminal and Grand Central Terminal, a commuter rail station at 42nd Street and Park Avenue.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 11 West 42nd Street Property:

Office Lease Comparables(1)
Property Name	NRA (SF)	Year Built	Occupancy (Direct)	Occupancy (Total)	Direct Asking Rent (Low)	Direct Asking Rent (High)
200 Madison Avenue	553,144	1925	99.62%	95.13%	$55.00	$55.00
285 Madison Avenue	371,284	1926	100.00%	100.00%	N/A	N/A
521 Fifth Avenue	339,901	1929	92.45%	86.27%	$65.00	$65.00
551 Fifth Avenue	305,000	1927	95.22%	84.89%	$55.00	$58.00
10 East 40th Street	347,400	1929	92.28%	92.28%	$50.00	$60.00
60 East 42nd Street	1,110,005	1929	89.49%	89.49%	$45.00	$55.00
122 East 42nd Street	625,000	1929	86.38%	78.47%	$40.00	$55.00
150 East 42nd Street	1,346,822	1956	83.72%	63.39%	$55.00	$65.00

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the 11 West 42nd Street Property:

Office Sales Comparables(1)

Property Name	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy at Sale
499 Park Avenue	Contract	1979	301,457	$387,500,000	$1,285.42	91.0%
425 Lexington Avenue	Contract	2004	748,300	$658,000,000	$879.33	100.0%
125 West 55th Street	Contract	1989	591,000	$470,000,000	$795.26	98.0%
767 Fifth Avenue	Contract	1968	2,011,238	$3,400,000,000	$1,690.50	95.0%
237 Park Avenue	Contract	1914/1981	1,243,484	$810,000,000	$651.40	90.0%
550 Madison Avenue	Jan-13	1983	839,816	$1,100,000,000	$1,309.81	100.0%
666 Third Avenue	Nov-12	1952	769,867	$493,000,000	$640.37	100.0%
220 West 42nd Street	Nov-12	1914	227,685	$261,000,000	$1,146.32	100.0%
450 Lexington Avenue	Sep-12	1992	929,655	$720,000,000	$774.48	99.0%
575 Lexington Avenue	Oct-12	1958/1990	743,683	$360,000,000	$484.08	82.0%
400 Madison Avenue	Jul-12	1929/2000	184,859	$139,600,000	$755.17	95.0%

(1)	Source: Appraisal.

■
The Borrower.  The borrower is 11 West 42 Realty Investors, L.L.C., a single-purpose, single-asset entity.  Legal counsel to the borrower has delivered a non-consolidation opinion in connection with the origination of the 11 West 42nd Street Loan.

No recourse carve-out guaranty was provided by any affiliate of the borrower of the 11 West 42nd Street Loan at origination. A form of non-recourse carveout guaranty was attached to the loan agreement for the 11 West 42nd Street Loan and is required to be executed and delivered by an equity holder maintaining certain financial and other requirements upon (i) an assumption of the 11 West 42nd Street Loan or (ii) in connection with any permitted transfer of the indirect equity interest in the borrower under the 11 West 42nd Street Loan that results in certain affiliates of Tishman Speyer Properties, L.P. and Silverstein Properties, Inc. failing to control the borrower and collectively own at least 27% of the indirect equity interests in the borrower.

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $3,346,219 in respect of certain tenant improvements ($2,692,803) and third-party leasing commissions ($653,416) and an escrow reserve of $52,500 in respect of certain immediate repairs and deferred maintenance items.  On each due date during the continuance of an 11 West 42nd Street Trigger Period, borrower is required to fund (i) a tax and insurance reserve (but no reserves for insurance premiums will be required so long as the 11 West 42nd Street Property is covered by a blanket policy), (ii) a capital expenditure reserve in the amount of $15,885, and (iii) a tenant improvement and leasing commission reserve in the amount of $99,278.  On each due date during the continuance of a 2021 Rollover Reserve Period, all remaining amounts on deposit in the cash management account after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance (if no blanket policy is in place), capital expenditures, tenant improvement allowances and leasing commissions are reserved in a separate tenant improvement and leasing commission reserve until the aggregate amount remitted therein equals the 2021 Rollover Reserve Amount.  In addition, on each due date during the continuance of a Wellpoint Rollover Reserve Period, all remaining amounts on deposit in the cash management account after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance (if no blanket policy is in place), capital expenditures, tenant improvement allowances and leasing commissions are reserved in a separate tenant improvement and leasing commission reserve until the aggregate amount remitted to the reserve equals $4,323,800.  Subject to the immediately preceding two sentences, during the continuance of a 11 West 42nd Street Trigger Period, the loan documents require the reserve of all remaining amounts on deposit in the cash management account as additional collateral for the 11 West 42nd Street Loan, after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance (if no blanket policy is in place), capital expenditures, tenant improvement allowances and leasing commissions.

A “11 West 42nd Street Trigger Period” means any period commencing as of the 45th day after the end of any fiscal quarter in which the debt service coverage ratio (as calculated under the loan documents) for the prior

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

twelve-month period ending as of such fiscal quarter is less than 1.25x and terminating as of the 45th day after the end of any two consecutive fiscal quarters in which the debt service coverage ratio for the prior twelve-month period ending as of such fiscal quarter is at least 1.25x.

The “2021 Rollover Reserve Amount” means the sum of the 2021 Rollover Reserve Amount (NYU) and the 2021 Rollover Reserve Amount (CIT Group).

The “2021 Rollover Reserve Amount (CIT Group)” means (x) if CIT Group Inc. exercises its right to extend the term of its lease through October 31, 2026 with respect to all or substantially all of its space at the 11 West 42nd Street Property pursuant to the terms of its lease as in effect on the origination date, zero, (y) if CIT Group Inc. exercises its right to extend the term of its lease through October 31, 2026 with respect to some but less than all (or substantially all) of its space at the 11 West 42nd Street Property pursuant to the terms of its lease as in effect on the origination date, the product of $50.00 times the number of rentable square feet no longer leased at the 11 West 42nd Street Property by CIT Group Inc., and (z) otherwise, $7,634,350.

The “2021 Rollover Reserve Amount (NYU)” means (x) if New York University exercises its right to extend the term of its lease through September 30, 2026 with respect to all or substantially all of its space at the 11 West 42nd Street Property pursuant to the terms of its lease as in effect on the origination date, zero, (y) if New York University exercises its right to extend the term of its lease through September 30, 2026 with respect to less than all (or substantially all) of its space at the 11 West 42nd Street Property pursuant to the terms of its lease as in effect on the origination date, the product of $50.00 times the number of rentable square feet no longer leased at the 11 West 42nd Street Property by New York University, and (z) otherwise, $5,789,250.

The “2021 Rollover Reserve Period” means the period from and including April 6, 2020 through the date upon which (i) an aggregate amount equal to the 2021 Rollover Reserve Amount has been deposited into the related reserve account or (ii) all amounts contained in the related reserve account have been disbursed to the borrower pursuant to the loan documents.

The “Wellpoint Rollover Reserve Period” means the period from and including April 6, 2015 through the date upon which (i) an aggregate amount equal to $4,323,800 has been deposited into the related reserve account or (ii) all amounts contained in the related reserve account have been disbursed to the borrower pursuant to the loan documents.

■
Lockbox and Cash Management.  The 11 West 42nd Street Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account.  The loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account within two business days after receipt.  On each business day, the lockbox bank will remit all amounts contained in the lockbox account to a cash management account.  Provided no 11 West 42nd Street Trigger Period or event of default under the 11 West 42nd Street Loan is continuing, all funds in the cash management account will be transferred to an operating account maintained by the borrower; provided that during the period from and including the 26th calendar day of each month through and including the next succeeding due date, such remittances will be limited to the amount, if any, by which the amount then contained in the cash management account exceeds the aggregate amount required to be paid to or reserved with the lender on the next due date.  During the continuance of an event of default under the 11 West 42nd Street Loan, the lender may apply any funds in the lockbox account and the cash management account to the obligations of the borrower under the 11 West 42nd Street Loan in such order of priority as the lender may determine.  The borrower is required to pay all expenses related to the 11 West 42nd Street Property from the operating account (or cash management account) and no other account.  During the continuance of an event of default or 11 West 42nd Street Trigger Period, all amounts contained in the operating account in excess of those funds needed for check clearing purposes and bank fees are required to be remitted to the cash management account (other than excess funds that were already held in the operating account, and could have been permissibly distributed to borrower’s equityholders, prior to the commencement of the event of default or 11 West 42nd Street Trigger Period, as applicable).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

■
Property Management.  The 11 West 42nd Street Property is currently managed by Tishman Speyer Properties, L.P., an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the 11 West 42nd Street Property may be managed by (i) Tishman Speyer Properties, L.P., (ii) Silverstein Properties, Inc., (iii) a reputable and experienced professional management company that (x) manages at least 5 Class A office buildings in New York, New York (i.e., the Borough of Manhattan) having a minimum of 5,000,000 net rentable square feet of office space in the aggregate (in each case, exclusive of the 11 West 42nd Street Property) and (y) has at least 10 years of Class A office property management experience; provided that such manager is not the subject of a bankruptcy or similar proceeding, or (iv) any other management company approved by the lender and with respect to which each rating agency has confirmed in writing that the management of the 11 West 42nd Street Property by such entity will not cause the downgrade, withdrawal or qualification of the then current ratings of any class of certificates backed by the 11 West 42nd Street Whole Loan.  The lender may require the borrower to replace the property manager if an event of default under the 11 West 42nd Street Loan has occurred.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. So long as TRIPRA or a similar statute is in effect, the borrower must maintain terrorism insurance for Certified and Non-Certified acts (as such terms are defined in TRIPRA) in an amount equal to the full replacement cost of the 11 West 42nd Street Property, plus twelve months of business interruption coverage.  If TRIPRA or a similar statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the loan as required by the preceding sentence, but in that event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the loan documents.  The terrorism insurance is required to contain a deductible that is reasonably acceptable to the lender.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the 11 West 42nd Street Property are separately allocated under such blanket policy and that certain other standard requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ELS PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ELS PORTFOLIO

CANADA
MONTANA
NORTH DAKOTA
MINNESOTA
Lake Superior
MAINE
Boise
IDAHO
SOUTH DAKOTA
Minneapolis
WISCONSIN
Lake Michigan
Lake Huron
Lake Ontario
VT.
N.H.
Boston
NEW YORK
MASS.
CONN.
WYOMING
MICHIGAN
Rawlins
Detroit
Lake Erie
Chicago
New York
IOWA
NEBRASKA
PENNSYLVANIA
N.J.
Salt Lake City
Omaha
OHIO
Philadelphia
NEVADA
Grand Island
Lincoln
Denver
Columbus
MD.
DEL.
UTAH
ILLINOIS
INDIANA
Washington DC
WEST VIRGINIA
COLORADO
Kansas City
VIRGINIA
St. Louis
KANSAS
MISSOURI
Las Vegas
KENTUCKY
NORTH CAROLINA
ARIZONA
Nashville
TENNESSEE
Charlotte
Albuquerque
OKLAHOMA
ARKANSAS
SOUTH CAROLINA
Phoenix
NEW MEXICO
Little Rock
Atlanta
Dallas
MISSISSIPPI
ALABAMA
GEORGIA
Atlantic Ocean
TEXAS
Mobile
Jacksonville
Austin
LOUISIANA
FLORIDA
San Antonio
Houston
New Orleans
Orlando
Tampa
MEXICO
Gulf of Mexico
Miami
1
2
3
4
5
6
7
8
9
10
11
CARTIFACT

ELS PORTFOLIO

1	Breezy Hill	800 Northeast 48th Street	Pompano Beach, FL	33064
2	Pioneer Village	7974 Samville Road	North Fort Myers, FL	33917
3	Silver Dollar	12711 Silver Dollar Drive	Odessa, FL	33556
4	Pinehirst	7 Oregon Avenue	Old Orchard Beach, ME	04064
5	Victoria Palms	602 North Victoria Road	Donna, TX	78537
6	Westpark	2501 West Wickenburg Way	Wickenburg, AZ	85390
7	Gulf Air	17279 San Carlos Boulevard	Fort Myers Beach, FL	33931
8	Alamo Palms	1341 West Business Highway 83	Alamo, TX	78516
9	Vacation Village	6900 Ulmerton Road	Largo, FL	33771
10	Barrington Hills	9412 New York Avenue	Hudson, FL	34667
11	Pasco	21632 State Road 54	Lutz, FL	33549

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ELS PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	11		Loan Seller	GSMC
Location (City/State)	Various		Cut-off Date Principal Balance	$109,879,376
Property Type(1)	Manufactured Housing & RV Parks		Cut-off Date Principal Balance per Pad	$19,433.92
Size (Pads)	5,654		Percentage of Initial Pool Balance	8.8%
Total Occupancy as of 12/31/2012(2)	72.9%		Number of Related Mortgage Loans	None
Owned Occupancy as of 12/31/2012(2)	72.9%		Type of Security	Fee Simple
Year Built / Latest Renovation	Various		Mortgage Rate	4.865500%
Appraised Value	$162,600,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	360
			Original Interest Only Period (Months)	NAP
Underwritten Revenues	$21,657,802
Underwritten Expenses	$10,503,515	Escrows
Underwritten Net Operating Income (NOI)	$11,154,286		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$10,871,586	Taxes	$0	$0
Cut-off Date LTV Ratio	67.6%	Insurance	$0	$0
LTV Ratio at Maturity	55.4%	Replacement Reserves(3)	$0	$23,558
DSCR Based on Underwritten NOI / NCF	1.60x / 1.56x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.2% / 9.9%	Other(4)	$193,243	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$110,000,000	100.0%	Principal Equity Distribution	$90,664,437	82.4%
			Loan Payoff (Two Assets) (5)	18,042,719	16.4
			Closing Costs	1,099,602	1.0
			Reserves	193,243	0.2
Total Sources	$110,000,000	100.0%	Total Uses	$110,000,000	100.0%

(1)	The ELS Portfolio Properties consists of two property types: five properties with only recreational vehicle pads and six properties with both manufactured housing and recreational vehicle pads.
(2)	Total average occupancy for FY 2012. Does not include Alamo Palms or Victoria Palms which were acquired in 2012.
(3)	Replacement Reserves of $50 per pad, collected monthly.
(4)	Other reserve represents an upfront deferred maintenance reserve of $193,243 (110% of immediate/short-term repairs).
(5)	Silver Dollar and Pioneer Village had a total of $18,042,719 of outstanding debt. The other nine assets were previously unencumbered.

■
The Mortgage Loan.  The mortgage loan (the “ELS Portfolio Loan”) is evidenced by a note in the original principal amount of $110,000,000 and is secured by first mortgages encumbering 11 manufactured housing (“MH”) communities and recreational vehicle (“RV”) parks located in four different states (the “ELS Portfolio Properties”).  The ELS Portfolio Loan was originated by Goldman Sachs Commercial Real Estate LP and will be acquired by Goldman Sachs Mortgage Company on or prior to the securitization closing date.  The ELS Portfolio Loan was originated on June 28, 2013 and represents approximately 8.8% of the Initial Pool Balance.  The ELS Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $109,879,376 and has an interest rate of 4.865500% per annum.  The proceeds of the ELS Portfolio Loan were primarily used to return equity to the equity holders and refinance existing debt on a portion of the ELS Portfolio Properties.

The ELS Portfolio Loan had an initial term of 120 months and has a remaining term of 119 months.  The ELS Portfolio Loan requires payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date is the due date in July 2023.  Voluntary prepayment of the ELS Portfolio Loan is prohibited prior to April 1, 2023.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ELS PORTFOLIO

■	The Mortgaged Properties. The ELS Portfolio Properties consist of 11 manufactured housing and RV parks across 4 states totaling 5,654 pads.

The following table presents certain information relating to ELS Portfolio Properties:
Property Name	City	State	Acquisition / Refinance(1)	Property Type(2)	Total Pads	# of MH Pads	# of RV Pads	Occupancy(3)	Allocated Cut-off Date Loan Amount	% Allocated Cut-off Date Loan Amount	Underwritten NCF	Underwritten NCF $ per Pad
Breezy Hill	Pompano Beach	FL	NA	MH/RV	762	175	587	62.1%	$20,256,142	18.4%	$2,133,084	$2,799
Pioneer Village	North Fort Myers	FL	Refinance	MH/RV	738	198	540	61.1%	15,090,146	13.7	1,401,858	1,900
Silver Dollar	Odessa	FL	Refinance	MH/RV	424	221	203	88.0%	13,798,647	12.6	1,351,393	3,187
Pinehirst	Old Orchard Beach	ME	NA	RV	550	0	550	89.1%	11,623,491	10.6	1,121,908	2,040
Victoria Palms	Donna	TX	NA	MH/RV	1,122	269	853	NA	11,385,583	10.4	1,324,855	1,181
Westpark	Wickenburg	AZ	NA	MH/RV	229	188	41	91.3%	9,652,256	8.8	941,497	4,111
Gulf Air	Fort Myers Beach	FL	NA	RV	246	0	246	72.4%	6,933,311	6.3	554,564	2,254
Alamo Palms	Alamo	TX	NA	MH/RV	643	282	361	NA	6,729,390	6.1	822,822	1,280
Vacation Village	Largo	FL	NA	RV	293	0	293	65.2%	5,098,022	4.6	394,805	1,347
Barrington Hills	Hudson	FL	NA	RV	392	0	392	69.6%	4,962,076	4.5	426,528	1,088
Pasco	Lutz	FL	NA	RV	255	0	255	77.3%	4,350,312	4.0	398,272	1,562
Total Portfolio					5,654	1,333	4,321	72.9%	$109,879,376	100.0%	$10,871,586	$1,923

(1)	Two of the 11 properties, Pioneer Village and Silver Dollar, had outstanding debt totaling $18,042,719. The other 9 properties were unencumbered.
(2)	“MH/RV” refers to properties with both manufactured housing and recreational vehicle pads; “RV” refers to properties with only recreational vehicle pads.
(3)	Total average occupancy for FY 2012. Does not include Alamo Palms or Victoria Palms.

The following table presents certain information relating to historical leasing at the ELS Portfolio Properties:

Historical Leased %(1)
	2010(2)	2011(2)	2012(3)
Total Pad Count	3,660	3,660	3,889
Physical Occupancy	73.7%	72.1%	72.9%

(1)	Total weighted average occupancy for each respective year.
(2)	2010 and 2011 figures exclude Westpark (acquired in 2011), Alamo Palms and Victoria Palms (both acquired in 2012).
(3)	2012 figures exclude Alamo Palms and Victoria Palms.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ELS PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the ELS Portfolio Properties:

Cash Flow Analysis(1)
	2011(2)	2012(3)	TTM 3/31/2013(3)	Underwritten	Underwritten $ per Pad
Base Rent - MH	$3,342,634	$4,785,703	$4,790,569	$7,598,512	$1,344
RV Income	9,949,541	10,035,860	10,039,547	12,556,655	2,221
Net Rental Income	$13,292,175	$14,821,563	$14,830,116	$20,155,167	$3,565
Utility Reimbursements	574,744	678,468	671,984	989,621	175
Pass-Thru Reimbursements	16,539	3,987	5,260	5,260	1
Other Income	520,360	418,731	376,982	507,755	90
Total Revenue	$14,403,818	$15,922,749	$15,884,342	$21,657,802	$3,831

Repairs & Maintenance	$608,936	$639,568	$685,501	$994,212	$176
Payroll Expense	1,284,313	1,451,488	1,436,172	2,428,913	430
Utilities Expense	2,104,969	2,157,671	2,218,139	3,111,620	550
Insurance & Other Expenses	643,561	665,953	678,336	806,914	143
Advertising & G&A	409,079	466,291	469,129	777,902	138
Tax Expense	1,058,828	931,620	913,481	1,517,642	268
Management Fees	576,153	636,910	635,374	866,312	153
Total Expenses	$6,685,839	$6,949,501	$7,036,132	$10,503,515	$1,858

Net Operating Income	$7,717,979	$8,973,249	$8,848,211	$11,154,286	$1,973
Replacement Reserves	183,000	194,450	194,450	282,700	50
Net Cash Flow	$7,534,979	$8,778,799	$8,653,761	$10,871,586	$1,923

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	2011 financials excludes Westpark, Victoria Palms and Alamo Palms.
(3)	2012 and TTM 3/31/2013 financials exclude Victoria Palms and Alamo Palms.

■	Appraisal. According to the appraisals, the ELS Portfolio Properties had an “as-is” appraised value of $162,600,000 as of an effective date ranging from May 30, 2013 to June 6, 2013.

■
Environmental Matters.  According to the Phase I environmental reports, dated from June 25, 2013 to June 28, 2013, there were no recommendations for further action other than (a) with respect to certain of the ELS Portfolio Properties, Operations and Maintenance (O&M) Plans for asbestos and/or lead-based paint and (b) with respect to certain of the ELS Portfolio Properties that contain portions of wetlands in the form of lakes or ponds, the performance of a wetlands delineation in the event any future development impacts the wetlands.

■
The Borrowers.  The borrowers are seven Delaware limited liability companies and four Delaware limited partnerships, each a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the ELS Portfolio Loan.  The borrowers of the ELS Portfolio Loan are indirectly majority owned by Equity Lifestyle Properties, Inc.  The guarantor of the non-recourse carveouts under the ELS Portfolio Loan is MHC Operating Limited Partnership.

■
Escrows.  At origination, the borrower deposited $193,243 into a reserve account to cover deferred maintenance conditions at the ELS Portfolio Properties.  On each due date, the borrowers are required to fund a capital expenditure reserve in the monthly amount equal to one-twelfth of the product of $50 times the aggregate number of manufactured home and RV pads at the ELS Portfolio Properties which is initially equal to $23,558.  On each due date during the continuance of an ELS Portfolio Trigger Period, the borrowers are required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period.  Upon the first termination of an ELS Portfolio Trigger Period, if any, the borrowers are required to fund a seasonality reserve on each due date in February, March and April in an amount equal to the amount by which the gross revenues during the immediately preceding calendar month exceeded the aggregate amount expended by the borrowers during such calendar

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ELS PORTFOLIO

month on monthly debt service and property expenses (excluding property expenses that were not anticipated and contained in the approved annual budget), to a cap of $500,000.

An “ELS Portfolio Trigger Period” means any period commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the loan documents) of the ELS Portfolio Properties for the twelve-month period immediately preceding such fiscal quarter end is less than $9,260,001.15 (as adjusted to account for property additions and releases) and terminating as of the end of the second consecutive fiscal quarter in which the net operating income of the ELS Portfolio Properties for the twelve-month period immediately preceding such fiscal quarter end is equal to or greater than $9,260,001.15 (as adjusted to account for property releases).

■
Lockbox and Cash Management.  The ELS Portfolio Loan is structured with a soft lockbox, which is already in place, and springing cash management which was established upon origination of the ELS Portfolio Loan.  The borrower is required to cause all revenues derived from the ELS Portfolio Property to be directly deposited into a lender controlled lockbox account.  The funds in the lockbox account are swept on a daily basis for so long as no ELS Portfolio Trigger Period or event of default is continuing to an account maintained by the approved property manager. During the continuance of an ELS Portfolio Trigger Period funds in the property manager’s account are required to be swept to the lender’s cash management account and all excess cash flow after payment of debt service, required reserves and budgeted operating expenses will be reserved as additional security for ELS Portfolio Loan.  During the continuance of an event of default under the ELS Portfolio Loan, the lender may apply any funds in the cash management account to amounts payable under the ELS Portfolio Loan, in such order of priority as the lender may determine.

■
Property Management. The ELS Portfolio Properties are required to be managed by MHC Operating Limited Partnership, any wholly-owned subsidiary of MHC Operating Limited Partnership, or any other management company approved by the lender with respect to which the lender has received a Rating Agency Confirmation. Upon acceleration of the ELS Portfolio Loan following the occurrence of an event of default, the lender may require the borrowers to replace the manager with an approved property manager selected by lender.  Upon a material default under the management agreement by the property manager or the filing of a bankruptcy petition with respect to the property manager, lender may require borrower to replace the manager with an approved property manager selected by borrower, and approved by lender, and with respect to which the lender has received Rating Agency Confirmation.

■
Release of Collateral.  Provided no event of default is then continuing under the ELS Portfolio Loan, at any time on or after the first due date following the second anniversary of the securitization closing date, the borrowers may obtain the release of one or more of the ELS Portfolio Properties from the liens of the loan documents, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) delivery of defeasance collateral in an amount equal to 115% of the allocated loan amount for each ELS Portfolio Property being released, (ii) after giving effect to the release, the debt service coverage ratio (as calculated under the loan documents) for the remaining ELS Portfolio Properties for the twelve-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 1.56x and (b) the debt service coverage ratio immediately prior to the release and (iii) delivery of Rating Agency Confirmation.

■
Substitution.  The loan agreement permits release of an ELS Portfolio Property and substitution of a manufactured housing community or RV park substantially similar to the initial ELS Portfolio Properties at any time on or after the first due date following the second anniversary of the securitization closing date, subject to the satisfaction of certain conditions, including among others: (i) the aggregate allocated loan amounts of the replaced properties do not exceed 15% of the original loan amount, (ii) the sum of the market values of the substitute properties equal or exceed the sum of the initial values of the replaced properties, (iii) the debt service coverage ratio as calculated under the loan documents for the twelve-month period immediately preceding the last full fiscal quarter is not less than 1.56x, (iv) the net operating income for the twelve-month period immediately preceding the last full fiscal quarter after giving effect to such substitution is not less than the net operating income before giving effect to such substitution, (v) after giving effect to the substitution, no property would contribute more than 20% of the net operating income of all ELS Portfolio Properties, (vi) after giving effect to the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ELS PORTFOLIO

substitution, the sum of all allocated loan amounts of ELS Portfolio Properties in one state does not exceed 65% of the outstanding principal balance, and no two states have an aggregate allocated loan amount of more than 85% of the outstanding principal balance, (vii) after giving effect to the substitution, the number of ELS Portfolio Properties is not less than the lesser of (a) 10 or (b) the number of properties remaining following any partial defeasance occurring prior to the substitution, (viii) the percentage of trailing twelve-month operating income of the substitute property derived from manufactured housing is not less than the percentage of trailing twelve-month operating income of the replaced property derived from manufactured housing, (ix) the percentage of trailing twelve-month operating income of the substitute property paid on an annual basis is not lower than the percentage of trailing twelve-month operating income of the replaced property paid on an annual basis, (x) the percentage of pads at the substitute property improved with park model homes is not lower than 90% of the percentage of pads improved with park model homes at the replaced property and (xi) delivery of Rating Agency Confirmation. substitution, the sum of all allocated loan amounts of ELS Portfolio Properties in one state does not exceed 65% of the outstanding principal balance, and no two states have an aggregate allocated loan amount of more than 85% of the outstanding principal balance, (vii) after giving effect to the substitution, the number of ELS Portfolio Properties is not less than the lesser of (a) 10 or (b) the number of properties remaining following any partial defeasance occurring prior to the substitution, (viii) the percentage of trailing twelve-month operating income of the substitute property derived from manufactured housing is not less than the percentage of trailing twelve-month operating income of the replaced property derived from manufactured housing, (ix) the percentage of trailing twelve-month operating income of the substitute property paid on an annual basis is not lower than the percentage of trailing twelve-month operating income of the replaced property paid on an annual basis, (x) the percentage of pads at the substitute property improved with park model homes is not lower than 90% of the percentage of pads improved with park model homes at the replaced property and (xi) delivery of Rating Agency Confirmation.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. Not required. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

W CHICAGO – CITY CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

W CHICAGO – CITY CENTER

W Chicago - City Center
172 West Adams Street
Chicago, IL 60603
CHICAGO RIVER
THE LOOP
LAKESHORE EAST
Millennium Park
Grant Park
Lake Michigan
ILLINOIS
INDIANA
Chicago
Chicago
Property Types
High-Rise Office
Office & Retail
Retail
Industry & Mixed-Use
Civic & Institutional
Culture & Entertainment
Medical Facilities
Residential
High-Rise Residential
Hotels & Clubs
Religious Institutions
Educational Facilities
CARTIFACT.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

W CHICAGO – CITY CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Chicago, Illinois	Cut-off Date Principal Balance		$93,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$230,769.23
Size (Rooms)(1)	403	Percentage of Initial Pool Balance		7.5%
Total TTM Occupancy as of 5/31/2013	75.8%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 5/31/2013	75.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	1929 / 2001, 2010	Mortgage Rate		4.248500%
Appraised Value	$167,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		300
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$38,742,298
Underwritten Expenses	$25,410,809	Escrows
Underwritten Net Operating Income (NOI)	$13,331,489
Underwritten Net Cash Flow (NCF)	$11,781,797		Upfront	Monthly
Cut-off Date LTV Ratio	55.7%	Taxes	$0	$150,205
Maturity Date LTV Ratio(2)	35.8%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	2.21x / 1.95x	FF&E(3)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	14.3% / 12.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$93,000,000	100.0%	Loan Payoff	$65,084,151	70.0%
			Principal Equity Distribution	26,250,766	28.2
			Tax Payment	1,081,519	1.2
			Closing Costs	583,564	0.6
Total Sources	$93,000,000	100.0%	Total Uses	$93,000,000	100.0%

(1)
In October 2012, 34 additional guestrooms were added to the 21st and 22nd floors (previously used for storage, back office and some leased office space).  Additionally, a 35th room (the “EWOW suite”) is currently under construction and is expected to be complete by the end of 2013.  All of these rooms are reflected in the room count, and the room count of 403 is used for all information shown on a per room basis.

(2)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $189,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 40.5%.
(3)
The monthly FF&E reserve is equal to the greater of any franchise-mandated amount and 4% of the preceding month’s revenue. See “—Escrows” below.  Monthly FF&E reserves are held by manager in an account pledged to the lender.

■
The Mortgage Loan.  The mortgage loan (the “W Chicago - City Center Loan”) is evidenced by a promissory note in the original principal amount of $93,000,000 and is secured by a first mortgage encumbering a 403-room hotel located in Chicago, Illinois (the “W Chicago - City Center Property”).  The W Chicago - City Center Loan was originated by Goldman Sachs Mortgage Company on July 11, 2013 and represents approximately 7.5% of the Initial Pool Balance.  The note evidencing the W Chicago - City Center Loan has a principal balance as of the Cut-off Date of $93,000,000 and an interest rate of 4.248500% per annum.  The borrower utilized the proceeds of the W Chicago - City Center Loan to refinance the existing debt on the W Chicago - City Center Property.

The W Chicago - City Center Loan had an initial term of 120 months and has a remaining term of 120 months.  The W Chicago - City Center Loan requires payments of interest and principal during the term of the loan based on a 25-year amortization schedule.  The scheduled maturity date is the due date in August 2023.  Voluntary prepayment of the W Chicago - City Center Loan is prohibited prior to May 6, 2023.  Defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The W Chicago - City Center Property is a 403-room hotel located in Chicago, Illinois.  The W Chicago - City Center Property was constructed in 1929 and renovated in 2001 and 2010.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

W CHICAGO – CITY CENTER

The following table presents certain information relating to the 2012 market mix with respect to the W Chicago – City Center Property, as provided in the appraisal for the W Chicago – City Center Property:

2012 Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial	Extended Stay
W Chicago – City Center	30%	25%	40%	5%

(1)      Source: Appraisal.

The following table presents certain information relating to the trailing twelve-month period through May 2013 penetration rates relating to the W Chicago – City Center Property, as provided in May 2013 travel research report:

TTM Through 5/31/2013 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
W Chicago – City Center	101.8%	124.3%	126.4%

(1)	Source: May 2013 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the W Chicago – City Center Property:

W Chicago – City Center(1)
	2010	2011	2012	TTM 5/31/2013
Occupancy(2)	73.4%	77.5%	75.6%	75.8%
ADR	$219.19	$228.80	$245.68	$244.07
RevPAR	$160.89	$177.41	$185.83	$185.08

(1)	As provided by the borrower.
(2)	Reflects average occupancy for the indicated period.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the W Chicago – City Center Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 5/31/2013	Underwritten	Underwritten $ per Room
Room Revenue	$21,615,742	$23,829,688	$25,510,012	$26,318,010	$28,424,595	$70,532
Food & Beverage Revenue	7,370,671	7,628,214	8,357,718	9,141,287	9,471,303	23,502
Other Revenue(2)	970,059	790,997	829,079	816,908	846,400	2,100
Total Revenue	$29,956,472	$32,248,899	$34,696,809	$36,276,205	$38,742,298	$96,135

Room Expense	$5,773,129	$6,003,120	$6,330,937	$6,399,311	$6,911,534	$17,150
Food & Beverage Expense	5,945,883	6,206,314	6,619,194	6,832,874	7,079,552	17,567
Other Expense	655,583	669,222	683,991	693,752	718,798	1,784
Total Departmental Expense	$12,374,595	$12,878,656	$13,634,122	$13,925,937	$14,709,884	$36,501
Total Undistributed Expense(3)	8,154,028	8,553,247	8,603,311	8,737,447	8,836,091	21,926
Total Fixed Charges(4)	956,205	1,813,585	1,916,895	1,706,504	1,864,834	4,627
Total Operating Expenses	$21,484,828	$23,245,488	$24,154,328	$24,369,888	$25,410,809	$63,054

Net Operating Income	$8,471,644	$9,003,411	$10,542,481	$11,906,317	$13,331,489	$33,081
FF&E	1,198,259	1,289,956	1,387,872	1,451,048	1,549,692	3,845
Net Cash Flow	$7,273,385	$7,713,455	$9,154,609	$10,455,269	$11,781,797	$29,235

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes valet parking income, internet, and other miscellaneous items.
(3)	The underwritten total undistributed expense includes a contractual management fee equal to 4.0% of total revenue.
(4)	The underwritten total fixed charges include real estate taxes based on the stabilized year tax expense per the appraisal for the W Chicago – City Center Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

W CHICAGO – CITY CENTER

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Appraisal.  According to the appraisal, the W Chicago - City Center Property had an “as-is” appraised value of $167,000,000 as of an effective date of June 1, 2013.  Additionally, the W Chicago - City Center Property has an “as-stabilized” appraised value of $189,000,000 as of June 1, 2016.

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Environmental Matters.  According to a Phase I environmental report, dated June 25, 2013, there are no recognized environmental conditions or recommendations for further action at the W Chicago - City Center Property other than (i) a recommendation for an asbestos operations and maintenance (O&M) plan and (ii) remediation of an area of approximately 30 square feet of suspect mold and moisture.

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Market Overview and Competition.   The W Chicago – City Center Property is located at 172 West Adams Street, within the West Loop submarket of Chicago.  The West Loop, together with the Central Loop, is part of the Central Business District of Chicago, and contains approximately 35.5 million SF of office space.  The Chicago lodging market has posted recent improvements, with occupancy increasing 4.0% and ADR increasing 6.0% year-over-year comparing 2011 to 2012.  RevPAR growth for the Chicago market averaged approximately 9.3% each year between 2009 and 2012.

The following table presents certain information relating to the primary competition for the W Chicago – City Center Property:

Property	Number of Rooms(1)	Year Built	2012 Occupancy	2012 ADR	2012 RevPAR
W Chicago – City Center	376	1929	75.7%	$245.68	$185.93
Kimpton Hotel Allegro	483	1927	70.0%	$192.00	$134.40
Swissotel Chicago	661	1988	68.0%	$171.00	$116.28
InterContinental Chicago Magnificent Mile	792	1990	80.0%	$202.00	$161.60
Kimpton Hotel Monaco Chicago	191	1958	82.0%	$187.00	$153.34
Westin Chicago River North	424	1987	82.0%	$224.00	$183.68
Hotel Sax Chicago	353	1998	70.0%	$195.00	$136.50
Kimpton Hotel Burnham	122	1999	66.0%	$176.00	$116.16

Source: Appraisal.
(1)
In October 2012, 34 additional guestrooms were added to the 21st and 22nd floors (previously used for storage, back office and some leased office space).  Additionally, the 35th room (EWOW suite) is currently under construction and is expected to be complete by the end of 2013.  All of these rooms are reflected in the room count, and the room count of 403 is used for all information shown on a per room basis.

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The Borrower.  The borrower is CHSP Chicago LLC, a single-purpose, single-asset entity formed solely for the purpose of owning and operating the W Chicago - City Center Property.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the W Chicago - City Center Loan.  Chesapeake Lodging, L.P. is the non-recourse carveout guarantor under the W Chicago - City Center Loan.

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Escrows.  On each due date, the borrower is required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period and, (ii) in the absence of a blanket insurance policy, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve-month period.

The property manager is required to establish an FF&E account in the name of the borrower or operating lessee described under “Operating Lease” below, that is pledged to the lender and is required to reserve an amount equal to the greater of (x) the amount required to be reserved for such month in respect of FF&E pursuant to the management agreement for the W Chicago - City Center Property and (y) 4% of gross revenues from the W Chicago - City Center Property during the immediately preceding calendar month in that FF&E reserve. In the event that the property manager fails to maintain the FF&E amount in the FF&E reserve, the lender will have the right to cause all funds contained in that account to be transferred to a lender controlled FF&E reserve account, and to cause such reserve account to be funded on each due date with the above described monthly FF&E amount, until all amounts previously required to be funded in such account have been reserved.

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Lockbox and Cash Management.  The W Chicago - City Center Loan requires a cash management account, which was established at origination.  All credit card receivables, all cash revenues and all other money received by the borrower, operating lessee or the property manager are required to be deposited into an operating account, held by the property manager, in the name of borrower or operating lessee.  The operating account is

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

W CHICAGO – CITY CENTER

pledged to lender and subject to an account control agreement that allows lender to control the funds in such account following the termination of the management agreement for the W Chicago - City Center Property.  The property manager is required to remit all funds required to be paid by property manager to the borrower or operating lessee under the management agreement directly into the cash management account, and in the event such amounts are paid directly to the borrower or operating lessee, the borrower or operating lessee is required to deposit such amounts into the cash management account within one business following receipt.  So long as no event of default under the W Chicago - City Center Loan is continuing, all funds in the cash management account, in excess of the debt service and required reserves will be swept on a daily basis into a borrower or operating lessee controlled distribution account; provided that during the continuance of a W Chicago - City Center Trigger Period, all excess cash flow after payment of debt service, required reserves and budgeted operating expenses with be reserved as additional collateral for the W Chicago - City Center Loan.  During the continuance of an event of default under the W Chicago - City Center Loan, the lender may apply any funds in the cash management account to amounts payable under the W Chicago - City Center Loan in such order of priority as the lender may determine.

A “W Chicago - City Center Trigger Period” means the period (1) commencing as of the last day of any fiscal quarter in which the net operating income (as calculated under the loan documents) for the trailing 12 month period is less than $8,000,000 until the end of the next fiscal quarter in which the net operating income of the W Chicago - City Center Property for the preceding twelve-month period is greater than or equal to $8,000,000; and/or (2) commencing July 11, 2015, if the borrower has failed to complete the immediate capital plan (the “PIP”) described in “Property Improvement Plan and Capital Plan” below and ending when the PIP has been completed or 110% of the then-remaining amount to complete the PIP has been accumulated in the FF&E reserve; and/or (3) commencing the date on which the guarantor under a completion guaranty in favor of lender for the work under the PIP fails to meet certain net worth and liquidity requirements under such guaranty and terminating on the earlier of the date on which such requirements are met or 110% of the then-remaining amount to complete the PIP has been accumulated in the FF&E reserve.

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Property Management.  The W Chicago - City Center Property is currently managed by W Hotel Management Inc., a subsidiary of Starwood Hotels and Resorts Worldwide, Inc., a third-party property manager, pursuant to a management agreement.  Under the loan documents, the W Chicago - City Center Property may also be managed by any other management company reasonably approved by the lender and with respect to which Rating Agency Confirmation has been received.  During the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), the lender has the right to require the borrower to replace the property manager in accordance with the management agreement. Subject to the terms of a subordination and nondisturbance agreement, following a foreclosure on the W Chicago - City Center Property, the property manager has agreed to recognize any subsequent owner of the W Chicago - City Center Property as the “owner” under the management agreement.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

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Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as such terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the W Chicago - City Center Property (plus twelve months of rental loss and/or business interruption coverage).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, borrower is required to carry terrorism insurance throughout the term of the W Chicago - City Center Loan as required by the preceding sentence, but in such event borrower will not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, borrower must purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $500,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the W Chicago -

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

W CHICAGO – CITY CENTER

City Center Property are separately allocated under the blanket policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgage Properties” in the Free Writing Prospectus.

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Operating Lease.   An indirect, wholly owned subsidiary of the guarantor, CHSP TRS Chicago LLC (“Operating Lessee”), a single-purpose, single-asset entity formed solely for the purpose of operating the W Chicago - City Center Property, leases the W Chicago - City Center Property from the borrower pursuant to an operating lease that is pledged to the lender as additional collateral for the W Chicago - City Center Loan. The Operating Lessee entered into the management agreement with the property manager.  Upon foreclosure, the lender may terminate the Operating Lease at its sole option without the payment of any termination fee.

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Property Improvement Plan and Capital Plan.  The loan documents require that borrower perform its obligations to complete certain renovations in the PIP, which include renovation of the hotel’s meeting spaces, public restrooms and entryway by May 10, 2015.  In the event the PIP is not completed in the required timeframe, the property manager will have the right to either increase the management fee to the sum of (a) 6% of gross operating revenue at the W Chicago - City Center Mortgaged Property (not including the rent derived from areas not operated by the property manager) and (b) 15% of the rent derived from areas not operated by the property manager (which increase will terminate upon the completion of the PIP) or require that all payments to the borrower under the management agreement are instead paid to an account controlled by the property manager, and used to pay for items of the PIP.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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CRANBERRY WOODS OFFICE PARK

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CRANBERRY WOODS OFFICE PARK

CARTIFACT
Cranberry Township
Cranberry Highlands Golf Course
GLEN EDEN RD
N BOUNDARY RD
North Boundary Park
UNIONVILLE RD
POWELL RD
Graham Park
Cranberry Community Park
79
MYOMA RD
ROWAN RD
PETERS RD
76
ROCHESTER RD
19
228
Cranberry Square
Cranberry Commons
UPMC Passavant-Cranberry
Seven Fields
FRANKLIN RD
WARRENDALE RD
Treesdale Golf And Country Club
PLEASANT HILL RD
Knob Hill Community Park
Pine Community Park
BAKERSTOWN WARRENDALE RD
PEARCE MILL RD
WALLACE RD
MINGO RD
WARRENDALE BAYNE RD
Bradford Woods
WEXFORD RUN RD
Pine Haven Park
WEXFORD RD
WEXFORD BAYNE RD
North Park
North Park Golf Course

CRANBERRY WOODS OFFICE PARK

1	Cranberry Woods (Building 500)	500 Cranberry Woods Drive	Cranberry Township, PA	16066
2	Cranberry Woods (Building 700)	700 Cranberry Woods Drive	Cranberry Township, PA	16066
3	Cranberry Woods (Building 800)	800 Cranberry Woods Drive	Cranberry Township, PA	16066

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CRANBERRY WOODS OFFICE PARK

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller		MC-Five Mile
Location (City/State)	Cranberry Township, Pennsylvania	Cut-off Date Principal Balance		$55,500,000
Property Type	Office	Cut-off Date Principal Balance per SF		$160.18
Size (SF)	346,478	Percentage of Initial Pool Balance		4.5%
Total Occupancy as of 7/1/2013(1)	98.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/1/2013(1)	98.6%	Type of Security(2)		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		4.660000%
Appraised Value	$74,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		18
Underwritten Revenues	$8,564,480
Underwritten Expenses	$3,078,161	Escrows
Underwritten Net Operating Income (NOI)	$5,486,319		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,981,552	Taxes	$452,084	$48,979
Cut-off Date LTV Ratio	74.5%	Insurance	$28,228	$3,488
Maturity Date LTV Ratio	63.1%	Replacement Reserves(3)	$0	$5,775
DSCR Based on Underwritten NOI / NCF	1.60x /1.45x	TI/LC(4)	$0	$120,833
Debt Yield Based on Underwritten NOI / NCF	9.9% / 9.0%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$55,500,000	71.3%	Existing Loan Payoff(5)	$76,437,815	98.2%
Principal’s New Cash Contribution(5)	22,221,736	28.5	Closing Costs	928,609	1.2
Other Sources	125,000	0.2	Reserves	480,312	0.6

Total Sources	$77,846,736	100.0%	Total Uses	$77,846,736	100.0%

(1)
The occupancy rate shown here does not include the recent Network Appliance, Inc. expansion space lease, which, if accounted for, brings the property’s leased occupancy to 100%.  The tenant takes occupancy of its expansion space on 1/1/2014.

(2)	The loan is secured by a mortgage on the borrower’s leasehold estate as well as on the lessor’s fee interest in the related property.
(3)	At origination $69,296 per year ($0.20 per SF per year) was reserved for replacement reserves.
(4)	See “—Escrows” below.
(5)
The payoff amount of $76,437,815 reflected in the MC-Five Mile closing statement included the total existing debt for the entire 4-building Cranberry Woods Office Park complex (including Building 600, which is not part of the collateral for the new MC-Five Mile loan).  Due to the fact that the prior loans on the property did not have allocated amounts by building, the entire balance of the existing debt was reflected in the payoff, which necessitated the inclusion of a line item showing a new principal cash contribution totaling $22,221,736.  The actual amount of equity contributed by the borrower sponsors to effectuate the overall refinance of the 4-building complex was $6,327,110.  Based on an estimated allocation of the existing debt to the three buildings securing the MC-Five Mile loan, the approximate new equity contribution to the MC-Five Mile transaction was calculated to be $4,236,656.

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The Mortgage Loan.  The mortgage loan (the “Cranberry Woods Office Park Loan”) is evidenced by a note in the original principal amount of $55,500,000 and is secured by a first mortgage encumbering three office buildings located in Cranberry Township, Pennsylvania (the “Cranberry Woods Office Park Properties”).  The Cranberry Woods Office Park Loan was originated by MC-Five Mile Commercial Mortgage Finance, LLC on July 19, 2013 and represents approximately 4.5% of the Initial Pool Balance.  The note evidencing the Cranberry Woods Office Park Loan has an outstanding principal balance as of the Cut-off Date of $55,500,000 and has an interest rate of 4.660000% per annum.  The proceeds of the Cranberry Woods Office Park Loan, along with a $17,340,000 mortgage from First Commonwealth Bank on Building 600 of Cranberry Woods Office Park (not part of the collateral) and approximately $6.3 million of new cash equity from the borrower principals, were used to refinance existing debt on the Cranberry Woods Office Park.

The Cranberry Woods Office Park Loan had an initial term of 120 months and has a remaining term of 120 months.  The Cranberry Woods Office Park Loan requires payments of interest only during the first 18 months of the Cranberry Woods Office Park Loan and thereafter amortizes based on a 30-year schedule.  The scheduled maturity date is the due date in August 2023.  Voluntary prepayment of the Cranberry Woods Office Park Loan is prohibited prior to May 6, 2023.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

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The Mortgaged Properties.  The Cranberry Woods Office Park Properties, which includes Buildings 500, 700 and 800 of the overall 4-building complex, consists of three 4-story office buildings totaling 346,478 SF. In addition, the Cranberry Woods Office Park Properties include a total of 1,845 parking spaces. The buildings were constructed between 1999 and 2003.  The Cranberry Woods Office Park Properties are located at the southeast corner of the junction of Interstate 79 and Highway 228 (Freedom Road).  The Cranberry Woods Office Park Properties also have access to Highway 19 (Perry Highway) and Interstate 76 (Pennsylvania Turnpike), the latter of which can be accessed directly from Interstate 79 via the Cranberry Connector (completed in 2005).  Both

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CRANBERRY WOODS OFFICE PARK

Interstate 79 and Highway 19 link the immediate area to the Pittsburgh central business district. Major tenants include McKesson Automation, Network Appliance, Inc. and Cellco Partnership.  As of July, 1 2013, the Total Occupancy and Owned Occupancy were both 98.6%.

The following table presents certain information relating to the Cranberry Woods Office Park Properties:

Property Name	Total GLA	Occupancy	Allocated Cut- off Date Loan Amount	% of Allocated Cut-off Date Loan Amount	Year Built	Appraised Value	UW NCF	UW NCF per SF
Cranberry Woods (Bldg 500)	119,444	100.0%	$19,300,000	34.8%	2003	$25,900,000	$1,793,743	$15.02
Cranberry Woods (Bldg 700)	107,033	100.0%	$16,100,000	29.0%	2001	$21,600,000	$1,403,443	$13.11
Cranberry Woods (Bldg 800)	120,001	95.9%	$20,100,000	36.2%	1999	$27,000,000	$1,784,369	$14.87
Total / Wtd. Avg.	346,478	98.6%	$55,500,000	100.0%		$74,500,000	$4,981,552	$14.38

The following table presents certain information relating to the major tenants at the Cranberry Woods Office Park Properties:

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
McKesson Automation	A- / Baa2 / A-	102,741	29.7%	$2,542,840	33.8%	$24.75	12/31/2016	1, 5-year option
Network Appliance, Inc.(2)	NR / Baa1 / BBB+	80,378	23.2	1,965,174	26.1	24.45	7/31/2016	1, 3-year option
Cellco Partnership	A / NR / A-	107,033	30.9	1,712,528	22.7	16.00	9/30/2016	1, 5-year option
GAI Consultants, Inc	NR / NR / NR	16,703	4.8	375,818	5.0	22.50	4/30/2017	1, 3-year option
TrueFit Solutions	NR / NR / NR	10,019	2.9	215,409	2.9	21.50	12/31/2015	NA
Ohio Farmers Insurance	NR / NR / NR	6,611	1.9	158,664	2.1	24.00	12/31/2013	NA
General Services Adm	NR / NR / NR	4,809	1.4	146,431	1.9	30.45	10/08/2021	1, 5-year option
Catalyst Energy, Inc.	NR / NR / NR	4,581	1.3	106,211	1.4	23.19	7/31/2016	NA
Rodgers Brothers, Inc	NR / NR / NR	4,020	1.2	94,189	1.3	23.43	12/31/2014	NA
Dillon McCandless King	NR / NR / NR	3,679	1.1	87,376	1.2	23.75	12/31/2013	NA
Ten Largest Tenants		340,574	98.3%	$7,404,640	98.3%	$21.74
Remaining Tenants		5,904	1.7	129,064	1.7	21.86
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		346,478	100.0%	$7,533,704	100.0%	$21.74

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
The UW Base Rent includes the rent for the Network Appliance, Inc. expansion space lease, which, if included, brings the Cranberry Woods Office Park Properties leased occupancy to 100%.  The tenant is expected to take occupancy of its expansion space on 1/1/2014. We cannot assure you the tenant will take occupancy as expected or at all.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CRANBERRY WOODS OFFICE PARK

The following table presents certain information relating to the lease rollover schedule at the Cranberry Woods Office Park Properties:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	12,093	3.5	3.5%	273,453	3.6	22.61	3
2014	4,020	1.2	4.7%	94,189	1.3	23.43	1
2015	10,019	2.9	7.5%	215,409	2.9	21.50	1
2016	297,045	85.7	93.3%	6,388,599	84.8	21.51	5
2017	16,703	4.8	98.1%	375,818	5.0	22.50	1
2018	1,789	0.5	98.6%	39,805	0.5	22.25	1
2019	0	0.0	98.6%	0	0.0	0.00	0
2020	0	0.0	98.6%	0	0.0	0.00	0
2021	4,809	1.4	100.0%	146,431	1.9	30.45	1
2022	0	0.0	100.0%	0	0.0	0.00	0
2023	0	0.0	100.0%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	346,478	100.0%		$7,533,704	100.0%	$21.74	13

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Cranberry Woods Office Park Properties:

Historical Leased %(1)
	2010	2011	2012
Owned Space	99.5%	100.0%	98.6%

(1)	As provided by the borrower which reflects year-end occupancy for the indicated year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Cranberry Woods Office Park Properties:

Cash Flow Analysis(1)

	2010	2011	2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$7,227,751	$7,275,419	$6,826,337	$7,533,704	$21.74
Overage Rent	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$7,227,751	$7,275,419	$6,826,337	$7,533,704	$21.74
Total Reimbursables	1,417,902	1,320,370	1,443,071	1,481,539	4.28
Parking Income	0	0	0	0	0.00
Other Income	2,500	1,637	2,850	0	0.00
Less Vacancy & Credit Loss	0	0	0	(450,763)	(1.30)
Effective Gross Income	$8,648,153	$8,597,426	$8,272,258	$8,564,480	$24.72

Total Operating Expenses	$2,969,492	$2,949,380	$2,969,265	$3,078,161	$8.88

Net Operating Income	$5,678,661	$5,648,046	$5,302,993	$5,486,319	$15.83
TI/LC	0	0	0	435,472	1.26
Capital Expenditures	0	0	0	69,296	0.20
Net Cash Flow	$5,678,661	$5,648,046	$5,302,993	$4,981,552	$14.38

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 6/1/2013 and rent steps for McKesson through 1/1/2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CRANBERRY WOODS OFFICE PARK

■	Appraisal. According to the appraisal, the Cranberry Woods Office Park Properties had an “as-is” appraised value of $74,500,000 as of an effective date of June 18, 2013.

■
Environmental Matters.  IVI Assessment Services, Inc. performed a Phase I Environmental Site Assessment at the Cranberry Woods Office Park Properties as of June 25, 2013.  The Cranberry Woods Office Park Properties have no recognized environmental conditions, and no further action is recommended.

■
Market Overview and Competition.  The Cranberry Woods Office Park Properties are located within the Butler County office submarket.  Major corporate tenants in the submarket include Mine Safety Appliance, Westinghouse Electric, Heinz, and UPMC.

The total office inventory in the submarket includes approximately 5.5 million square feet of which approximately 93.4% was occupied as of 1Q 2013.  Average asking rental rates were $21.91 per SF gross.  The Butler County submarket has exhibited five consecutive years of positive net absorption since 2008.

For Class A space in Butler County, the total inventory included approximately 2.6 million square feet of which approximately 93.4% was occupied.  Average asking rental rates were $23.88/sf gross.  Class A office leasing in the submarket has experienced average annual positive net absorption of 155,555 SF per year since 2001.

The appraiser has further refined the submarket to encompass more directly competitive properties located in Cranberry Township and in the North Hills of Allegheny County and to exclude less competitive properties located along McKnight Road and in the Sewickley area.  This redefined submarket consists of a total inventory of 6,864,055 sf which has an occupancy rate of 95.0% across all classes of office space.  The average asking rental rate across all classes of office space in the redefined submarket is $22.03 per SF gross.  The occupancy rate for Class A office space in the appraiser’s submarket is 94.5%.  The average asking rental rates for Class A space is $24.82 per SF gross.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Cranberry Woods Office Park Properties:

Office Lease Comparables(1)
	2200 Georgetown Drive	2100 Georgetown Drive	400 Northpointe Circle	Stonewood East 7000	100 Cranberry Business Park
Year Built	1997	2002	2012	2005	1996
Total GLA	82,698	132,000	40,284	50,000	46,000
Total Occupancy	97%	100%	94%	100%	100%
Quoted Rent Rate per SF	$25.00	$23.50	$24.50	$21.61	$23.00
Expense Basis	Modified Gross	Modified Gross	Modified Gross	Modified Gross	Gross

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CRANBERRY WOODS OFFICE PARK

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Cranberry Woods Office Park Properties:

Office Sales Comparables(1)
Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
3000 Park Lane	North Fayette Township	September 2010	1989	105,316	$18,035,000	$171.25	100%
Crescent Commons	Marshall Township	June 2011	2000	38,862	$5,400,000	$138.95	100%
Del Monte Center	Pittsburgh	August 2012	2005	270,619	$52,500,000	$194.00	99%
Equitable Building	Pittsburgh	September 2012	2005	178,049	$38,600,000	$216.79	100%
GAI Consultants Building	Homestead	March 2013	2004	103,314	$17,800,000	$172.29	100%

(1)	Source: Appraisal.

■
The Borrower.  The borrower is McKnight Cranberry III, LP, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Cranberry Woods Office Park Loan.  William C. Rudolph and James A. Rudolph are the non-recourse carveout guarantors under the Cranberry Woods Office Park Loan.

The borrower has collateralized its obligations by mortgaging the 29-year leasehold (ground lease) interest it holds in Buildings 500, 700 and 800.  In addition, the mortgage is collateralized by the fee simple ownership of Buildings 500, 700 and 800 held by a borrower-related entity (which also holds the fee simple ownership of Building 600 which will not be collateral for this loan).

■
Escrows.  On each due date, borrower is required to reserve one-twelfth of the taxes that lender estimates will be payable during the next ensuing 12 months and one-twelfth of insurance premiums that lender estimates will be payable during the next ensuing 12 months.  In addition, borrower is required to escrow $5,774.66 per month ($0.20 per SF per year) for replacement reserves

Additionally the borrower is required to fund a TI/LC rollover reserve on a monthly basis at a rate equal to $120,833 per month ($4.18 per SF per year).  The reserve will be capped at $3,700,000.  In the event that (i) the three anchor leases (McKesson Automation, Network Appliance, Inc., and Cellco Partnership) which expire in 2016 have been re-leased or renewed for a minimum term of five years, (ii) the leased occupancy of the Cranberry Woods Office Park Properties is at least 85%, (iii) debt service coverage ratio as calculated under the loan documents is at least 1.30x, and (iv) debt yield is at least 8.25%, then any remaining monies in the reserve account will be returned to the borrower.  Concurrently, the borrower is required to fund the TI/LC rollover reserve account on a monthly basis at a rate which will provide a minimum of $13.00 per SF for TI/LC costs prior to the maturity date for any lease expiring within the loan term as well as any lease representing 10% of the total space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CRANBERRY WOODS OFFICE PARK

■
Lockbox and Cash Management.  The Cranberry Woods Office Park Loan requires a hard lockbox, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled blocked account. The loan documents also require that all rents and other amounts received by the borrower or the property manager be immediately deposited into a blocked account under lender’s control. During the continuance of a Cranberry Woods Office Park Trigger Period or an event of default under the Cranberry Woods Office Park Loan, all amounts in the blocked account are swept to the lender-controlled cash management account on each business day. On each due date during a Cranberry Woods Office Park Trigger Period, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and all remaining amounts will be reserved in the excess cash flow reserve account. On each business day that no event of default under the Cranberry Woods Office Park Loan is continuing and no Cranberry Woods Office Park Trigger Period is continuing, all amounts in the blocked account are required to be swept to an operating account of Borrower. During the continuance of an event of default or following an acceleration of the Cranberry Woods Office Park Loan, the lender may apply any funds in the cash management account to amounts payable under the Cranberry Woods Office Park Loan and/or toward the payment of expenses of the Cranberry Woods Office Park Properties, in such order of priority as the lender may determine.

A “Cranberry Woods Office Park Trigger Period” means any period during which (a) the debt service coverage ratio (as calculated under the loan documents) of the Cranberry Woods Office Park Properties for the preceding two consecutive quarters  is less than 1.20x, (b) the debt yield (as calculated under the loan documents) of the Cranberry Woods Office Park Properties for the preceding two consecutive quarters  is less than 7.50%, (c) a Cranberry Woods Office Park Lease Trigger Event is in effect, (d) an Additional Trigger Lease Event is in effect or (e) the borrower does not provide lender with a commitment to refinance the Cranberry Woods Office Park Loan by the date three (3) months prior to the maturity date.

A “Cranberry Woods Office Park Lease Trigger Event” will be in effect when any of the following events occurs with respect to the leases in place with McKesson Automation, Verizon Wireless (Cellco Partnership) or Network Appliance Inc. at the Cranberry Woods Office Park Properties: (i) the tenant is more than 30 days in arrears in payment of rent, (ii) certain insolvency events occur with respect to the tenant, (iii) the tenant goes dark, vacates its space or does not open for business in a timely manner, and (iv) the lease will expire in less than one year and has not been renewed (unless the entire space being leased by the tenant has been leased to a new tenant).

An “Additional Trigger Lease Event” occurs if on or after August 6, 2022 it is determined by lender that leases demising in the aggregate more than 30% of the leasable area of the Cranberry Woods Office Park Properties will expire within two (2) years after the maturity date.

■
Property Management. The Cranberry Woods Office Park Properties are managed by McKnight Property Management, LLC, an affiliate of the borrower, pursuant to a management agreement. Under the loan documents, the Cranberry Woods Office Park Loan may not be managed by any other party, other than a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender may require the borrower to replace the property manager if (i) an event of default is continuing under the loan documents and (ii) there is a material default by the property manager under the management agreement.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CRANBERRY WOODS OFFICE PARK

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Cranberry Woods Office Park Properties, plus eighteen months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Cranberry Woods Office Park Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  The terrorism insurance is required to contain a deductible that is approved by the lender, is no larger than is customary for similar policies covering similar properties in the geographic market in which the Cranberry Woods Office Park Properties are located, and in any case is no larger than $10,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Cranberry Woods Office Park Properties are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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Pioneer 2000

Crestview Pines

Crestview Pines

Woodcreek

Woodcreek

935 Santa Clara

THE PALMS

The Palms

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MENDOZA MULTIFAMILY PORTFOLIO

MENDOZA MULTIFAMILY PORTFOLIO

1	Pioneer 2000	2010 Pioneer Way	Santa Rosa, CA	95403
2	Crestview Pines	1600 Aster Drive	Antioch, CA	94509
3	Ignacio Pines	195 Los Robles Road	Novato, CA	94949
4	Surfside	434 Central Avenue	Alameda, CA	94501
5	Woodcreek	619 F Street	Petaluma, CA	94952
6	The Palms	128-170 Santa Alicia Drive	Rohnert Park, CA	94928
7	Caledonia Beach House	206 Caledonia Street	Sausalito, CA	94965
8	Hillview	1200 D Street	Petaluma, CA	94952
9	935 Santa Clara	935 Santa Clara Avenue	Alameda, CA	94501

Windsor
Santa Rosa
Rohnert Park
Glen Ellen
Napa
Vacaville
Sonoma
Travis AFB
Fairfield
Petaluma
Grizzly Bay
Vallejo
Novato
San Pablo Bay
Benicia
Marinwood
Forest Knolls
Martinez
Pittsburg
Antioch
Concord
San Rafael
San Pablo
Pleasant Hill
Clayton
Lakspur
Richmond
Walnut Creek
Mill Valley
Tiburon
Lafayette
Bolinas Bay
Berkeley
Sausalito
Danville
Piedmont
Oakland
PACIFIC OCEAN
San Francisco
Alameda
San Ramon
San Leandro
South San Francisco
Oakland Int'l Airport
Dublin
Ashland
Hayward
Daly City
San Francisco Bay
Pleasanton
San Francisco Int'l Airport
Pacifica
San Bruno
Union City
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MENDOZA MULTIFAMILY PORTFOLIO

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	9		Loan Seller		JLC
Location (City/State)	Various, California		Cut-off Date Principal Balance		$50,000,000
Property Type	Multifamily		Cut-off Date Principal Balance per Unit		$96,899.22
Size (Units)	516		Percentage of Initial Pool Balance		4.0%
Total Occupancy as of 5/1/2013	99.4%		Number of Related Mortgage Loans		None
Owned Occupancy as of 5/1/2013	99.4%		Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP		Mortgage Rate		4.825000%
Appraised Value	$76,400,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		360
			Original Interest Only Period (Months)		12
Underwritten Revenues	$7,420,160
Underwritten Expenses	$2,802,685
Underwritten Net Operating Income (NOI)	$4,617,475		Escrows
Underwritten Net Cash Flow (NCF)	$4,436,875			Upfront	Monthly
Cut-off Date LTV Ratio	65.4%		Taxes	$119,100	$59,520
Maturity Date LTV Ratio	56.8%		Insurance	$0	$7,300
DSCR Based on Underwritten NOI / NCF	1.54x / 1.48x		Replacement Reserves	$0	$17,200
Debt Yield Based on Underwritten NOI / NCF	9.2% / 8.9%		Other(1)	$470,331	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan Amount	$50,000,000	82.0%	Loan Payoff	$58,367,551	95.7%
Mezzanine Loan Amount	10,350,000	17.0	Closing Costs	2,021,336	3.3
Principal’s New Cash Contribution	628,319	1.0	Reserves	589,431	1.0

Total Sources	$60,978,319	100.0%	Total Uses	$60,978,319	100.0%

(1)	Other upfront reserve represents a deferred maintenance reserve.

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The Mortgage Loan.  The mortgage loan (the “Mendoza Multifamily Portfolio Loan”) is evidenced by a note in the original principal amount of $50,000,000 and is secured by a first mortgage encumbering the nine multifamily properties located in various cities throughout California (the “Mendoza Multifamily Portfolio Properties”). The Mendoza Multifamily Portfolio Loan was originated on May 29, 2013 and represents approximately 4.0% of the Initial Pool Balance.  The Mendoza Multifamily Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $50,000,000 and has an interest rate of 4.825000% per annum.  The proceeds of the Mendoza Multifamily Portfolio Loan were used to refinance existing debt on the Mendoza Multifamily Portfolio Properties.

The Mendoza Multifamily Portfolio Loan had an initial term of 120 months and has a remaining term of 118 months.  The Mendoza Multifamily Portfolio Loan requires payments of interest only for the initial 12 months and then payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date is the due date in June 2023.  Voluntary prepayment of the Mendoza Multifamily Portfolio Loan is prohibited prior to April 6, 2023.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

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The Mortgaged Properties.  The Mendoza Multifamily Portfolio Properties consist of nine multifamily properties located in various cities in northern California.  The collateral securing the Mendoza Multifamily Portfolio Properties totals approximately 372,084 SF and 516 units.  The Mendoza Multifamily Portfolio Properties offer one-, two- and three-bedroom units with an average unit size of 721 SF.  The Mendoza Multifamily Portfolio Properties are all within commuting distance (ranging from 7-50 miles) from San Francisco, California.  Historical occupancy for the Mendoza Multifamily Portfolio Properties has ranged from 92.6% in 2010 to the current Total and Owned Occupancy as of May 1, 2013 of 99.4%. The Mendoza Multifamily Portfolio Properties’ amenities include an outdoor pool, spa and a fitness center depending on the location.  All of the Mendoza Multifamily Portfolio Properties offer either washer/dryer hookups or separate laundry rooms.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MENDOZA MULTIFAMILY PORTFOLIO

The following table presents certain information relating to the Mendoza Multifamily Portfolio Properties:
Property Name	City	State	Year Built	Total Units	Occupancy(1)	Allocated Cut- off Date Loan Amount	% Allocated Cut-off Date Loan Amount	UW NCF	UW NCF per Unit	Appraised Value
Pioneer 2000	Santa Rosa	CA	1986	178	99.4%	$16,760,000	33.5%	$1,511,366	$8,491	$25,600,000
Crestview Pines	Antioch	CA	1971	84	100.0%	5,495,000	11.0	497,391	5,921	8,400,000
Ignacio Pines	Novato	CA	1964	39	100.0%	5,365,000	10.7	464,483	11,910	8,200,000
Surfside	Alameda	CA	1964	53	100.0%	5,235,000	10.5	448,406	8,460	8,000,000
Woodcreek	Petaluma	CA	1965	46	100.0%	5,105,000	10.2	492,043	10,697	7,800,000
The Palms	Rohnert Park	CA	1975	60	98.3%	5,040,000	10.1	455,295	7,588	7,700,000
Caledonia Beach House	Sausalito	CA	1956	17	94.1%	3,270,000	6.5	212,768	12,516	5,000,000
Hillview	Petaluma	CA	1961	31	100.0%	3,010,000	6.0	298,066	9,615	4,600,000
935 Santa Clara	Alameda	CA	1915	8	100.0%	720,000	1.4	57,056	7,132	1,100,000
Total / Wtd. Avg.				516	99.4%	$50,000,000	100.0%	$4,436,875	$8,599	$76,400,000

(1)	Occupancy as of 5/1/2013.

The following table presents certain information relating to the units and rent at the Mendoza Multifamily Portfolio Properties:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent(1)	Monthly Actual Rent per Unit	Yearly Actual Rent(1)
Studio	11	417	$1,330	$175,560	$1,185	$156,360
1 Bed / 1 Bath	224	609	1,112	2,989,164	1,089	2,928,498
1 Bed / 1 Bath (Large)	19	638	899	204,972	875	199,596
2 Bed / 1 Bath	120	793	1,306	1,880,628	1,265	1,820,952
2 Bed / 1 Bath (Townhomes)	46	821	1,421	784,500	1,366	753,900
2 Bed / 1 Bath (Large)	2	1,007	2,850	68,400	2,363	56,700
2 Bed / 1.5 Bath	78	880	1,318	1,233,348	1,261	1,179,912
2 Bed / 2 Bath	6	944	1,267	91,200	1,192	85,800
3 Bed / 2 Bath	10	972	1,530	183,600	1,500	180,000
Total / Wtd. Avg.	516	721	$1,229	$7,611,372	$1,189	$7,361,718

(1)	As provided by borrower and is as of the date 5/1/2013.

The following table presents certain information relating to historical leasing at the Mendoza Multifamily Portfolio Properties:

Historical Leased %(1)
	2010	2011	2012	As of 5/1/2013
Occupancy	92.6%	93.6%	94.6%	99.4%

(1)	As provided by borrower which reflects average occupancy for each year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MENDOZA MULTIFAMILY PORTFOLIO

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Mendoza Multifamily Portfolio Properties:

Cash Flow Analysis(1)
	2011	2012	TTM 6/30/2013	Underwritten	Underwritten $ per Unit
Base Rent(2)	$6,225,388	$6,561,223	$6,832,715	$7,365,886	$14,275
Vacancy Loss	0	0	0	(427,717)	(829)
Concessions	(19,668)	(29,413)	(24,436)	0	0
Total Rent Revenue	$6,205,720	$6,531,810	$6,808,279	$6,938,169	$13,446
Other Income(3)	247,934	337,356	340,776	351,793	682
Parking Revenue	24,887	24,409	25,995	33,240	64
Laundry Revenue	90,635	98,114	97,079	96,958	188
Effective Gross Income	$6,569,176	$6,991,689	$7,272,129	$7,420,160	$14,380

Total Operating Expenses	$2,315,088	$2,187,554	$2,254,718	$2,802,685	$5,432

Net Operating Income	$4,254,088	$4,804,135	$5,017,412	$4,617,475	$8,949
Replacement Reserves	180,600	180,600	180,600	180,600	350
Net Cash Flow	$4,073,488	$4,623,535	$4,836,812	$4,436,875	$8,599

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten base rent is based on annualized in-place rents as of the 5/1/2013 rent roll for the 513 occupied units with the remaining 3 vacant units grossed up at market rents.
(3)	Other income includes pet fee income, storage income, utilities reimbursement income and forfeited tenant deposit income.

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Appraisal.  According to the appraisals, the Mendoza Multifamily Portfolio Properties had a total aggregate “as-is” appraised value of $76,400,000 as of effective dates ranging from March 20, 2013 to March 22, 2013.

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Environmental Matters.  According to environmental reports dated from March 21, 2013 to March 25, 2013, there were no recommendations for further action other than, with respect to certain of the Mendoza Multifamily Portfolio Properties, operations and maintenance plans for asbestos.

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Market Overview.  The Mendoza Multifamily Portfolio Properties are located in four separate apartment markets: Sonoma County, Alameda County, Marin County and Contra Costa County.  According to certain market reports, the average 4Q2012 vacancy, unadjusted for unit count, across all four markets was approximately 3.9%.  Sonoma County’s multifamily market consists of 74 complexes containing a range of 43 to 492 units, with a total of 9,778 units.  As of December 2012, the average occupancy rate was 96.6%, an increase from year-end 2011 occupancy of 95.6%.  No units have been added to the Sonoma County apartment market since 2009 and average asking rent during 4Q2012 was $1,278 per unit. Alameda County’s multifamily market consists of 298 apartment complexes containing a range of 50 to 862 units, with a total of 46,883 units.  As of December 2012, the average occupancy rate was 96.6%, an increase from year-end 2011 occupancy of 96.3%.  The monthly average asking rent for 4Q2012 was $1,636 per unit.  Marin County’s multifamily market consists of 42 apartment complexes containing a range of 50 to 454 units, with a total of 5,734 units.  As of December 2012, the average occupancy rate was 95.9%.  The monthly average asking rent during 4Q2012 was $1,985 per unit. Contra Costa County’s multifamily market consists of 179 apartment complexes containing a range of 50 to 1,008 units, with a total of 30,356 units.  As of December 2012, the average occupancy rate was 95.3%.  The monthly average asking rent during 4Q2012 was $1,433 per unit.

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The Borrowers.  The borrowers are nine, single-purpose, single-asset entities.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Mendoza Multifamily Portfolio Loan.  Kadami Enterprises, LP and Genaro Mendoza are the guarantors of the non-recourse carveouts under the Mendoza Multifamily Portfolio Loan.

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Escrows.  At origination, the borrowers funded (i) an escrow reserve in the amount of $119,100 in respect of taxes and (ii) an escrow reserve in the amount of $470,331 in respect of deferred maintenance.  On each due date, the borrowers is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period and (ii) a replacement reserve in the monthly amount of $17,200.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MENDOZA MULTIFAMILY PORTFOLIO

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Lockbox and Cash Management.  The Mendoza Multifamily Portfolio Loan requires a soft lockbox and cash management, which are already in place. All rents and other revenue are to be collected by the borrowers or property manager and are required to be deposited into the lockbox account within two business days of receipt.  All amounts in the lockbox account are swept on a daily basis to a lender-controlled cash management account.  In addition, the Mendoza Multifamily Portfolio Loan provides for a cash flow sweep in the event that the debt yield, as calculated in accordance with the loan documents, is less than 7.2%. During a cash flow sweep, all excess funds in the cash management account, after the payment of debt service, the funding of required reserves and lender approved operating expenses, are required to be retained by lender and held as cash collateral for the Mendoza Multifamily Portfolio Loan. The cash flow sweep terminates once the debt yield is at least 7.75% for two consecutive calendar quarters.

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Property Management. The Mendoza Multifamily Portfolio Properties are currently managed by Mendoza Property Management, LLC, an affiliate of the borrowers, pursuant to a management agreement.  Under the loan documents, the Mendoza Multifamily Portfolio Properties must remain (i) managed by Mendoza Property Management, LLC or (ii) managed by a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrowers to replace the property manager if (i) there is a material default by the property manager under the management agreement after the expiration of any applicable cure period, (ii) the filing of a bankruptcy petition or a similar event with respect to the property manager or (iii) if an event of default under the Mendoza Multifamily Portfolio Loan has occurred and is continuing.

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Mezzanine or Secured Subordinate Indebtedness.  Concurrently with the funding of the Mendoza Multifamily Portfolio Loan, Jefferies LoanCore LLC funded a mezzanine loan in the amount of $10,350,000 to Latin Quarters, LLC, as mezzanine borrower, the sole member and owner of 100% of the equity interests in the borrowers.  The mezzanine loan is secured by a pledge of the mezzanine borrower’s 100% equity interest in the borrowers.  The mezzanine loan has an interest rate of 11.71714435% per annum. The mezzanine loan is co-terminus with the Mendoza Multifamily Portfolio Loan.

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Terrorism Insurance.  The borrowers are required to obtain and maintain coverage in its property insurance policy (or by a separate policy) against loss or damage by terrorist acts, both foreign and domestic, in an amount equal to 100% of the full replacement cost of the properties comprising the Mendoza Multifamily Portfolio Properties, plus eighteen (18) months of business interruption coverage; provided that such coverage is available.  In the event that such coverage with respect to terrorist acts is not included as part of the “all risk” property policy, the borrower shall nevertheless be required to obtain coverage for terrorism (as standalone coverage) in an amount equal to 100% of the full replacement cost of the properties comprising the Mendoza Multifamily Portfolio Properties, plus eighteen months of business interruption coverage; provided that such coverage is available.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

Mall St. Matthews
5000 Shelbyville Road
Louisville, KY 40207
INDIANA
KENTUCKY
Louisville
Clark County Airport
Indiana University -Southeast
Prospect
Utica
Orchard Grass Hills
Green Spring
The Summit Mall
Worthington Hills
Clarksville
Green Tree Mall
Glenview
Spring Valley
Murray Hill
Creekside
New Albany
Jeffersonville
Ohio River
Riverwood
Graymoor -devondale
Rolling Hills
Hickory Hill
Louisville Country Club
Indian Hills
Woodlawn Park
Anchorage
Crescent Hill
Middletown
St Matthews
Southern Baptist Theological Sem
Oxmoor Center Mall
Univ Of Louisville -Shelby Campus
Blue Ridge Manor
Woodland Hills
Humana
Kentucky Int'l Convention Center
Louisville Slugger Park
Jewish Hospital and St Mary's Healthcare
Cherokee Golf Course
Seneca Golf Course
Bowman Field
Hurstbourne
Douglass Hills
Hurstbourne Acres
Bellarmine University
Wellington
University of Louisville
Parkway Village
Papa John's Cardinal Stadium
Churchill Downs
Audubon Park
Shively
Six Flags Kentucky Kingdom
Bashford Mall
Watterson Park
West Buechel
Jeffersontown
Louisville International Airport
UPS Worldport Hub
Newburg
Wildwood Country Club
Woodhaven Country Club
Iroquois Park
Hollow Creek
Jefferson Mall
Waverly Park
South Park View
South Park Country Club
Quail Chase Golf Course
Hollyvilla
Mcneely Park
Heritage Creek
Jefferson County Memorial Forest
Hillview
Pioneer Village
Hebron Estates
Charlestown Rd
Slate Run Rd
Brown's Station Way
Hamburg Pike
E 10th St
Middle Rd
E Spring St
E Main St
Utica Pike
Bank St
W Broadway
W Oak St
Brownsboro Rd
Shelbyville Rd
Cannons Ln
Bardstown Rd
Eastern Pkwy
Taylorsville Rd
Hikes Ln
Watterson Trl
Cane Run Rd
Dixie Hwy
7th Street Rd
Taylor Blvd
Gagel Ave
Southside Dr
Poplar Level Rd
Fegenbush Ln
Fern Valley Rd
Preston Hwy
Grade Ln
Outer Loop
National Tpke
3rd Street Rd
Shepherdsville Rd
Smyrna Rd
E Manslick Rd
Cooper Chapel Rd
Blue Lick Rd
Mt Washington Rd
Mud Ln
65
71
64
264
265
62
31
42
60
841
1065
61
Greensburg
Hamilton
OH
IN
Columbus
Cincinnati
Scipio
Petersburg
Jefferson Proving Ground
Florence
Seymour
Independence
Brownstown
Verona
Madison
Salem
Underwood
Williamstown
Pendleton
Buckner
Depauw
Clarksville
Frankfort
Cynthiana
Paris
Lexington
Hillview
Fort Knox
Bardstown
Nicholasville
KY
Elizabethtown
Richmond
Danville
Buffalo
74
75
9002
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Louisville, Kentucky	Cut-off Date Principal Balance(1)	$39,821,254
Property Type	Retail	Cut-off Date Principal Balance per SF(2)	$279.22
Size (SF)(3)	668,508	Percentage of Initial Pool Balance	3.2%
Total Occupancy as of 6/30/2013	97.6%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/30/2013	96.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	1962 / 2008, 2011, 2013	Mortgage Rate	2.720000%
Appraised Value	$280,000,000	Original Term to Maturity (Months)	87
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	36
Underwritten Revenues	$23,485,811
Underwritten Expenses	$4,537,318	Escrows(5)
Underwritten Net Operating Income (NOI)	$18,948,493	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$18,009,798	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	66.7%	Insurance	$0	$0
Maturity Date LTV Ratio(2)(4)	59.2%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	2.08x / 1.98x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	10.2% / 9.6%	Other(6)	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$187,500,000	100.0%	Loan Payoff	$133,520,972	71.2%
Principal Equity Distribution	53,698,821	28.6
Closing Costs	280,207	0.1

Total Sources	$187,500,000	100.0%	Total Uses	$187,500,000	100.0%

(1)
The Cut-off Date Principal Balance of $39,821,254 represents the note A-2 of a $187,500,000 whole loan evidenced by two pari passu notes.  The companion loan is the note A-1 with a principal balance of $146,840,875 as of the Cut-off Date which is held outside the issuing entity and was securitized in GSMS 2013-GC13.

(2)	Calculated based on the entire Mall St. Matthews Whole Loan.
(3)	Square footage includes storage and kiosk space.
(4)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $287,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 60.7%. See “—Appraisal” below.

(5)	See “—Escrows” below.
(6)
A guarantee was provided for all of the borrower’s material unfunded obligations to third parties at origination, such as unpaid tenant allowances, totaling $2,295,348. The outstanding balance was $455,000 as of May 14, 2013. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Mall St. Matthews Loan”) is part of a whole loan structure (the “Mall St. Matthews Whole Loan”) comprised of two pari passu notes that are secured by a first mortgage encumbering a retail shopping center located in Louisville, Kentucky (the “Mall St. Matthews Property”).  The Mall St. Matthews Loan (evidenced by a note A-2), which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $39,821,254 and represents approximately 3.2% of the Initial Pool Balance, and the related companion loan (the “Mall St. Matthews Companion Loan”) (evidenced by note A-1), which was contributed to the GSMS 2013-GC13 securitization transaction, has an outstanding principal balance as of the Cut-off Date of $146,840,875. The Mall St. Matthews Whole Loan was originated by Goldman Sachs Mortgage Company on March 1, 2013.  The Mall St. Matthews Whole Loan has an original principal balance of $187,500,000 and each note has an interest rate of 2.720000% per annum. The borrower utilized the proceeds of the Mall St. Matthews Whole Loan to refinance existing debt on the Mall St. Matthews Property. The Mall St. Matthews Whole Loan will be serviced under the 2013-GC13 pooling and servicing agreement. See “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the Mall St. Matthews Loan and the Mall St. Matthews Companion Loan.

The Mall St. Matthews Loan had an initial term of 87 months and has a remaining term of 82 months.  The Mall St. Matthews Loan requires monthly payments of interest only until June 6, 2016, after which it requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule until maturity.  The scheduled maturity date is the due date in June 2020.  Voluntary prepayment of the Mall St. Matthews Loan is prohibited prior to March 6, 2020.  Defeasance of the entire Mall St. Matthews Whole Loan (which will be applied pro rata to note A-1 and note A-2) with the direct obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

■
The Mortgaged Property.  The Mall St. Matthews Property is an approximately 1,018,508 SF super regional mall located in Louisville, Kentucky and was constructed in 1962, and renovated in 1969, 1970, 1989, 1992, 1995, 1998, 2006, 2008, 2011 and 2013.  The Mall St. Matthews Property is located in the Louisville, Kentucky metropolitan statistical area at 5000 Shelbyville Road. The Mall St. Matthews Property’s space (exclusive of Dillard’s and Dillard’s Men’s & Home’s spaces totaling 350,000 SF, which was released from the collateral in July 2013) that constitutes collateral totals approximately 668,508 SF and includes tenants such as JC Penney, Forever 21 and Cinemark.  The remainder of the Mall St. Matthews Property is predominately occupied by other retailers including Victoria’s Secret, Arhaus Furniture, Pottery Barn and The Cheesecake Factory (which are all part of the collateral).  As of June 30, 2013, the Total Occupancy was 97.6% and Owned Occupancy was 96.3%. The Mall St. Matthews Property generates in-line, less than 10,000 SF comparable tenant (tenants that report sales and have been in occupancy for a minimum of two Januarys) sales of approximately $415 PSF and an occupancy cost of 15.7% as of April 30, 2013.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Mall St. Matthews Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF/Screen(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Dillard’s	BBB- / Ba3 / BB+	230,000	22.6%	No	$62,100	$0.27	NAP	$165	0.2%	NA
JC Penney	NR / NR / CCC+	165,705	16.3	Yes	$242,089	$1.46	8/31/2017	$175	0.8%	4, 5-year options
Dillard’s Men’s & Home	BBB- / Ba3 / BB+	120,000	11.8	No	$30,000	$0.25	NAP	$142	0.2%	NA
Forever 21(3)	NR / NR / NR	109,126	10.7	Yes	$976,554	$8.95	2/28/2026	$89	10.0%	1, 5-year option
Cinemark	NR / NR / BB-	42,048	4.1	Yes	$958,385	$22.79	5/31/2028	NA	NA	3, 5-year options
Total Anchors		666,879	65.5%

Jr. Anchors
Victoria’s Secret	BB+ / Ba2 / BB+	15,704	1.5%	Yes	$724,120	$46.11	1/31/2018	$613	7.5%	NA
Arhaus Furniture	NR / NR / NR	14,533	1.4	Yes	$485,968	$33.44	8/31/2018	$371	9.0%	1, 5-year option
The Cheesecake Factory	NR / NR / NR	11,329	1.1	Yes	$435,424	$38.43	1/31/2027	$755	5.1%	NA
Pottery Barn	NR / NR / NR	10,885	1.1	Yes	$339,325	$31.17	1/31/2013	$297	9.6%	NA
Total Jr. Anchors		52,451	5.1%

Occupied In-line		273,347	26.8%		16,727,430	61.19
Occupied Kiosk		230	0.0%		$115,670	$502.91
Occupied Other		19	0.0%		$201,475	$10,603.93
Occupied Storage		645	0.1%		$0	$0.00
Vacant space		24,937	2.4%		$0	$0.00
Total Owned SF		668,508	65.6%
Total SF		1,018,508	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales are as of 4/30/2013. Dillard’s, Dillard’s Men’s & Home and JC Penney sales are estimates as of 12/31/2012.
(3)	Forever 21 has the right to terminate its lease beginning 3/1/2016 with 180 days notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Mall St. Matthews Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(3)	Occupancy Cost	Renewal / Extension Options
Cinemark	NR / NR / BB-	42,048	6.3%	$ 883,008	6.2%	$21.00	5/31/2028	NA	NA	3, 5 year options
Forever 21(4)	NR / NR / NR	109,126	16.3	861,513	6.0	7.89	2/28/2026	$89	10.0%	1, 5 year option
Victoria’s Secret	BB+ / Ba2 / BB+	15,704	2.3	455,416	3.2	29.00	1/31/2018	$613	7.5%	NA
Arhaus Furniture	NR / NR / NR	14,533	2.2	450,523	3.2	31.00	8/31/2018	$371	9.0%	1, 5 year option
New York & Company	NR / NR / NR	8,500	1.3	331,500	2.3	39.00	1/31/2019	$255	26.3%	NA
The Cheesecake Factory	NR / NR / NR	11,329	1.7	294,554	2.1	26.00	1/31/2027	$755	5.1%	NA
Williams-Sonoma	NR / NR / NR	6,739	1.0	282,986	2.0	41.99	1/31/2021	$307	14.3%	NA
Charlotte Russe	NR / NR / B-	6,930	1.0	277,200	1.9	40.00	1/31/2014	$249	20.6%	NA
Body Central	NR / NR / NR	6,709	1.0	260,376	1.8	38.81	5/31/2015	$199	19.5%	NA
Shoe Department Encore	NR / NR / NR	9,622	1.4	250,099	1.8	25.99	4/30/2024	NA	NA	NA
Ten Largest Owned Tenants		231,240	34.6%	$4,347,175	30.5%	$18.80
Remaining Owned Tenants		412,331	61.7	9,925,270	69.5	24.07
Vacant Spaces (Owned Space)		24,937	3.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		668,508	100.0%	$14,272,445	100.0%	$22.18

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned tenants.
(3)	Sales are as of 4/30/2013.
(4)	Forever 21 has the right to terminate its lease beginning 3/1/2016 with 180 days notice.

The following table presents certain information relating to the lease rollover schedule at the Mall St. Matthews Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	16,433	2.5%	2.5%	$198,352	1.4%	$12.07	10
2013	15,538	2.3	4.8%	479,003	3.4	30.83	6
2014	38,076	5.7	10.5%	1,492,799	10.5	39.21	17
2015	34,563	5.2	15.6%	1,492,563	10.5	43.18	15
2016	39,860	6.0	21.6%	1,912,997	13.4	47.99	20
2017	179,697	26.9	48.5%	813,311	5.7	4.53	8
2018	63,537	9.5	58.0%	2,089,263	14.6	32.88	10
2019	19,969	3.0	61.0%	923,370	6.5	46.24	6
2020	8,992	1.3	62.3%	295,330	2.1	32.84	4
2021	9,894	1.5	63.8%	413,258	2.9	41.77	3
2022	24,837	3.7	67.5%	721,295	5.1	29.04	6
2023	17,549	2.6	70.1%	886,732	6.2	50.53	8
2024 & Thereafter	174,626	26.1	96.3%	2,554,174	17.9	14.63	6
Vacant	24,937	3.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	668,508	100.0%		$14,272,445	100.0%	$22.18	119

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

The following table presents certain information relating to historical leasing at the Mall St. Matthews Property:

Historical Leased %(1)
	2008	2009	2010	2011	2012
Owned Space	76.1%	88.0%	78.3%	98.6%	98.8%

(1)
As provided by the borrower and represents occupancy as of December 31, for the indicated year. The increase in occupancy in 2011 was due to the lease-up of an anchor box by Forever 21 and Cinemark. The historical occupancy excluding anchors is 89.0%, 95.1%, 96.2%, 97.7% and 97.5% in 2008, 2009, 2010, 2011 and 2012, respectively.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Mall St. Matthews Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 5/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$13,121,890	$14,100,503	$14,512,520	$14,643,585	$16,061,335	$24.03
Overage Rent	84,113	735,635	383,822	448,998	366,199	0.55
Gross Up Vacancy	0	0	0	0	1,584,975	2.37
Total Rent	13,206,003	14,836,138	14,896,342	15,092,583	$18,012,508	26.94
Total Reimbursables	5,922,139	5,900,600	6,265,794	6,532,867	6,659,895	9.96
Other Income	338,125	362,164	375,677	344,897	398,383	0.60
Less Vacancy & Credit Loss	155,031	56,116	(20,003)	(70,702)	(1,584,975)	(2.37)
Effective Gross Income	$19,621,299	$21,155,017	$21,517,811	$21,899,645	$23,485,811	$35.13

Total Operating Expenses	4,405,833	4,689,785	4,407,463	4,502,360	4,537,318	6.79

Net Operating Income	$15,215,466	$16,465,232	$17,110,348	$17,397,285	$18,948,493	$28.34
TI/LC	0	0	0	0	463,518	0.69
Capital Expenditures	0	0	0	0	475,176	0.71
Net Cash Flow	$15,215,466	$16,465,232	$17,110,348	$17,397,285	$18,009,798	$26.94

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 6/30/2013 rent roll with rent steps through 8/31/2014.

■
Appraisal.  According to the appraisal, the Mall St. Matthews Property had an “as-is” appraised value of $280,000,000 as of an effective date of January 18, 2013.  The appraiser also indicated an “as stabilized” appraised value of $287,000,000 as of February 1, 2014.

■
Environmental Matters.  According to a Phase I environmental report, dated January 25, 2013, there are no recognized environmental conditions or recommendations for further action at the Mall St. Matthews Property.

■
Market Overview and Competition.  The Mall St. Matthews Property is a super-regional mall located in Louisville, Kentucky.  The Mall St. Matthews Property is located in the Louisville metropolitan statistical area at 5000 Shelbyville Road. As of 2012, the population within a ten mile radius of the Mall St. Matthews Property was 630,599 with an average household income of $64,328. Vacancy rates in the Louisville Metro area were 10.5% for third quarter 2012. The Mall St. Matthews Property’s primary competitive landscape includes regional malls and lifestyle centers. The closest competitor is Oxmoor Center which is also indirectly owned and managed by General Growth Properties, Inc.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

The following table presents certain information relating to the primary competition for the Mall St. Matthews Property:

Competitive Set(1)
	Oxmoor Center	Jefferson Mall	The Summit	Green Tree Mall
Distance from Subject	0.5 miles	9 miles	6 miles	10 miles
Property Type	Super-Regional Mall	Super-Regional Mall	Lifestyle Center	Regional Center
Year Built	1971	1978	2001	1968
Total GLA	922,303	970,492	367,500	791,448
Total Occupancy	96%	97%	94%	89%
Anchors	Von Maur, Macy’s, Sears, Dick’s Sporting Goods	Dillard’s, JCPenney, Macy’s, Sears	Barnes & Noble, Office Depot, Bed Bath & Beyond, Old Navy, DSW, Ulta	Dillard’s, JCPenney, Sears

(1)	Source: Appraisal.

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The Borrower.  The borrower is MSM Property L.L.C., a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Mall St. Matthews Loan.  GGP Limited Partnership is the non-recourse carveout guarantor under the Mall St. Matthews Loan. The borrower under the Mall St. Matthews Loan is an affiliate of the borrower under the Crossroads Center Loan.

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Escrows. At origination, GGP Limited Partnership, an affiliate of the borrower, delivered to the lender a guarantee of certain unfunded obligations totaling $2,295,348 at the Mall St. Matthews Property, in lieu of a cash reserve for the same amount.  On each due date during the continuance of an event of default under the Mall St. Matthews Loan or a Mall St. Matthews Trigger Period, the borrower is required to fund (1) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, unless the borrower provides evidence that the required insurance is being provided under any blanket policy that has been paid in full from General Growth Properties, Inc. or one of its affiliates, (2) a tenant improvement and leasing commission reserve in the monthly amount of $29,126, subject to a maximum total escrowed amount of $349,511, and (3) a capital expenditure reserve in the monthly amount of $41,558, subject to a maximum total escrowed amount of $498,697.  In addition, the borrower is required to establish a reserve account for the deposit of casualty or condemnation loss proceeds exceeding $9,375,000.  So long as no Mall St. Matthews Cash Trap Period or event of default under the Mall St. Matthews Loan is continuing, all amounts in excess of the required reserves described above will be remitted to the borrower’s operating account.

During the continuance of a Mall St. Matthews Cash Trap Period or an event of default under the Mall St. Matthews Loan, the loan documents require that all excess amounts on deposit in the lockbox account (after the payment of debt service, disbursements for budgeted operating expenses and the funding of required monthly escrows, real estate taxes, insurance, tenant improvements, leasing commissions and capital expenditures) be reserved and held as additional collateral for the Mall St. Matthews Loan; however, if  the lender has not initiated foreclosure proceedings, exercised a power of sale or initiated proceedings for the appointment of a receiver with respect to the Mall St. Matthews Property, the borrower may obtain disbursements from such excess amounts for payment of capital expenditures, tenant improvements, and leasing commissions to the extent funds in the reserve accounts dedicated to such expenses are insufficient.

A “Mall St. Matthews Trigger Period” means any period commencing as of the end of any fiscal quarter in which the debt service coverage ratio (as calculated under the loan documents) of the Mall St. Matthews Property for the twelve-month period immediately preceding such fiscal quarter end is less than 1.60x and terminating as of the end of the second fiscal quarter in which the debt service coverage ratio of the Mall St. Matthews Property for the twelve-month period immediately preceding such fiscal quarter end is equal to or greater than 1.60x.

A “Mall St. Matthews Cash Trap Period” means any period commencing as of the end of any fiscal quarter in which the debt service coverage ratio (as calculated under the loan documents) of the Mall St. Matthews Property for the twelve-month period immediately preceding such fiscal quarter end is less than 1.40x and terminating as

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

of the end of the second fiscal quarter in which the debt service coverage ratio of the Mall St. Matthews Property for the twelve-month period immediately preceding such fiscal quarter end is equal to or greater than 1.40x.

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Lockbox and Cash Management.  The Mall St. Matthews Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled blocked account.  The loan documents also require that all rents and other amounts (other than de minimis amounts collected at the Mall St. Matthews Property not exceeding $100,000 per year and certain multi-property, parent-level sponsorship revenue) received by the borrower or the property manager be deposited into a blocked account under lender’s control within three business days after receipt.  During the continuance of a Mall St. Matthews Trigger Period or an event of default under the Mall St. Matthews Loan, all amounts in the blocked account are swept to the lender-controlled cash management account on a daily basis.  On each business day that no event of default under the Mall St. Matthews Loan is continuing and no Mall St. Matthews Trigger Period is continuing, all amounts in the blocked account are required to be swept to an operating account pledged to lender but accessible by borrower.  During the continuance of a monetary event of default or following an acceleration of the Mall St. Matthews Loan, the lender may apply any funds in the cash management account to amounts payable under the Mall St. Matthews Loan and/or toward the payment of expenses of the Mall St. Matthews Property, in such order of priority as the lender may determine.

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Property Management.  The Mall St. Matthews Property is currently self-managed by the borrower. Under the loan documents, the Mall St. Matthews Property must remain managed by (1) General Growth Management, Inc., (2) General Growth Services, Inc., (3) any affiliate of General Growth Properties, Inc. (which may be the borrower if and so long as General Growth Properties, Inc. owns no less than a 35% interest in the borrower), or (4) a reputable and experienced management company possessing experience in managing properties of similar size and scope to the Mall St. Matthews Property that is otherwise reasonably acceptable to the lender and with respect to which the lender has received Rating Agency Confirmation.  During the continuance of an event of default under the Mall St. Matthews Loan, a material default by the property manager under the management agreement or the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may require the borrower to replace the manager, if the property is not self-managed, or require the borrower to engage an approved property manager selected by lender (and, during the continuance of an event of default under the Mall St. Matthews Loan, the lender may require the borrower to terminate any agreement between the borrower and an affiliate of the borrower). In addition, during the continuance of a monetary or other material event of default under the Mall St. Matthews Loan, the lender may elect to prohibit payment of any management or leasing fees from amounts contained in any of the accounts constituting collateral for the Mall St. Matthews Loan.

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Release and Addition of Collateral.  The borrower may obtain the release of certain vacant, non-income producing parcels in connection with the conveyance of such parcels to one or more third parties, without the payment of a release price, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default continuing under the Mall St. Matthews Loan, (ii) a determination that certain REMIC requirements will be met, (iii) delivery of an endorsement to the title policy, to the extent that the release would reasonably be expected to adversely affect the lender’s rights under the title insurance policy relating to the Mall St. Matthews Property, (iv) no material adverse effect on the ability of the borrower to perform or lender to enforce any material provision of any loan document, or the value, net operating income, use, possession, operation or occupancy of the Mall St. Matthews Property, and (v) receipt of Rating Agency Confirmation.

The borrower may also substitute certain vacant, non-income producing parcels of land for newly acquired parcels of land, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default continuing under the Mall St. Matthews Loan, (ii) a determination that certain REMIC requirements will be met, (iii) delivery of an endorsement to the title policy, (iv) no material adverse effect on the ability of the borrower to perform or lender to enforce any material provision of any loan document, or the value, net operating income, use, possession, operation or occupancy of the Mall St. Matthews Property, (v) the substitute property must be reasonably equivalent in use, value and condition to the parcel being substituted, (vi) delivery of substitute loan documentation and environmental reports and (vii) receipt of Rating Agency Confirmation.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

In addition to the foregoing, the borrower may acquire certain parcels of land to be added to the Mall St. Matthews Property, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default continuing under the Mall St. Matthews Loan, (ii) delivery of an endorsement to the title policy, (iii) no material adverse effect on the ability of the borrower to perform or lender to enforce any material provision of any loan document, or the value, net operating income, use, possession, operation or occupancy of the Mall St. Matthews Property, (iv) delivery of substitute loan documentation and environmental reports and (v) receipt of Rating Agency Confirmation.

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Mezzanine or Secured Subordinate Indebtedness.  Mezzanine debt is permitted from certain qualified institutional lenders meeting the requirements set forth in the Mall St. Matthews loan agreement (or from multiple lenders, to the extent that more than 50% of such debt is held by such qualified institutional lenders) to a direct or indirect equity owner of borrower that is secured by a pledge of direct or indirect equity interests in borrower, so long as, among other things (i) immediately after giving effect to such debt, the aggregate loan-to-value ratio (as calculated under the loan documents) does not exceed 63.6%, (ii) immediately after giving effect to such debt, the aggregate debt service coverage ratio (as calculated under the loan documents) is at least 1.90x, (iii) a subordination and intercreditor agreement is received by the lender, (iv) the mezzanine debt is either coterminous with the Mall St. Matthews Loan or prepayable without premium or penalty from and after the maturity date of the Mall St. Matthews Loan, (v) if such mezzanine debt bears a floating rate of interest, borrower obtains an interest rate cap agreement, (vi) such mezzanine debt is a current-pay loan with no “pay-in-kind” feature and (vii) Rating Agency Confirmation has been obtained.

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Terrorism Insurance.  So long as TRIPRA or a similar statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Mall St. Matthews Property, plus business interruption coverage covering the period from the date of any casualty to the date that the property is repaired or replaced and operations are resumed and an extended period of indemnity endorsement covering the 12 month period after property has been restored.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Mall St. Matthews Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents and allocable to the Mall St. Matthews Property based on market rates (not including the terrorism and seismic components of that insurance), and if the cost of terrorism insurance exceeds such greater amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is no larger than $100,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Mall St. Matthews Property are separately allocated to the Mall St. Matthews Property.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HAMPTON INN LAGUARDIA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HAMPTON INN LAGUARDIA

Hampton Inn LaGuardia
102-140 Ditmars Boulevard
East Elmhurst, NY 11369
LA GUARDIA INTERNATIONAL AIRPORT
East Elmhurst
New York
MANHATTAN
BRONX
QUEENS
BROOKLYN
Fort Lee
Ridgefield
Cliffside Park
Fairview
Edgewater
Guttenberg
West New York
Hudson River
NEW JERSEY
NEW YORK
WASHINGTON HEIGHTS
HAMILTON HEIGHTS
HARLEM
MORNINGSIDE HEIGHTS
EAST HARLEM
YORKVILLE
UPPER WEST SIDE
UPPER EAST SIDE
MIDTOWN WEST
MIDTOWN EAST
Times Square
Madison Square Garden
CHELSEA
WEST VILLAGE
EAST VILLAGE
NYU
SOHO
TRIBECA
LITTLE ITALY
CHINATOWN
LOWER EAST SIDE
FINANCIAL DISTRICT
Yankee Stadium
PARKCHESTER
SOUTH BRONX
UNION PORT
THROGGS NECK
MOTT HAVEN
HUNTS POINT
Long Island Sound
East River
COLLEGE POINT
WHITESTONE
STEINWAY
ASTORIA-LONG ISLAND CITY
GRAND CENTRAL PKWY
WHITESTONE EXPY
QUEENSBORO HILL
Parsons Hospital
Flushing Bay
Shea Stadium
JACKSON HEIGHTS
Sunnyside Mall
WOODSIDE
Elmhurst Hospital
Flushing Meadows-Corona Park
Flushing Cemetery
Fresh Meadow Shopping Center
UTOPIA
FRESH MEADOWS
SUNNY SIDE
FDR DR
Queens Center
Rego Park Center
FLUSHING
MASPETH
BROOKLYN QUEENS EXPY
Queens Hospital
St Johns University
MIDDLE VILLAGE
Saint Johns Cemetery
FOREST HILLS
WILLIAMSBURG
Metro Mall
RIDGEWOOD
JACKIE ROBINSON PKWY
JAMAICA
Forest Park
GLENDALE
BUSHWICK
Gallery at Fulton Street
COBBLE HILL
FORT GREENE
WOODHAVEN-RICHMOND HILL
BOERUM HILL
BEDFORD-STUYVESANT
VAN WYCK EXPY
BROOKLYN
EAST BROOKLYN
Aqueduct Race Track Nyra
Prospect Park
BROWNSVILLE
BELT PKWY
Kings County Hospital Center
Gateway Center
Spring Creek Park
JOHN F KENNEDY INTERNATIONAL AIRPORT
Jamaica Bay
Gateway National Recreation Area
CANARSIE
Paterson
Paramus
Yonkers
Hackensack
BRONX
Clifton
Union City
New York
MANHATTAN
QUEENS
East Orange
Newark
Jersey City
Hempstead
Bayonne
BROOKLYN
Oceanside
Sands Point
Port Washington
Lower Bay
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HAMPTON INN LAGUARDIA

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		JLC
Location (City/State)	East Elmhurst, New York		Cut-off Date Principal Balance		$36,500,000
Property Type	Hospitality		Cut-off Date Principal Balance per Room		$165,909.09
Size (Rooms)	220		Percentage of Initial Pool Balance		2.9%
Total TTM Occupancy as of 4/30/2013	85.6%		Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 4/30/2013	85.6%		Type of Security		Fee Simple
Year Built / Latest Renovation	2009 / NAP		Mortgage Rate		5.892000%
Appraised Value	$58,400,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		360
			Original Interest Only Period (Months)		NAP
Underwritten Revenues	$10,603,784
Underwritten Expenses	$5,478,435
Underwritten Net Operating Income (NOI)	$5,125,348		Escrows
Underwritten Net Cash Flow (NCF)	$4,595,159			Upfront	Monthly
Cut-off Date LTV Ratio	62.5%		Taxes	$40,000	$5,833
Maturity Date LTV Ratio	52.8%		Insurance	$125,000	$4,140
DSCR Based on Underwritten NOI / NCF	1.97x / 1.77x		FF&E(1)	$0	$46,855
Debt Yield Based on Underwritten NOI / NCF	14.0% / 12.6%		Other(2)	$920,438	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan Amount	$36,500,000	80.8%	Loan Payoff	$38,749,703	85.9%
Senior Mezzanine Loan Amount	5,000,000	11.1	Closing Costs	3,297,359	7.3
Junior Mezzanine Loan Amount	3,500,000	7.8	Other(3)	2,000,000	4.4
Principal’s New Cash Contribution	132,500	0.3	Reserves	1,085,438	2.4

Total Sources	$45,132,500	100.0%	Total Uses	$45,132,500	100.0%

(1)	See “—Escrows” below.
(2)
Other upfront reserve represents a deferred maintenance reserve of $30,438, an operating expense reserve of $625,000 and a “guarantor cash collateral reserve” of $265,000, which “guarantor cash collateral reserve” is held by lender as additional security for the non-recourse carveout guaranty.

(3)
Excess loan proceeds in the amount of $2,000,000 were deposited into an escrow account with borrower principal’s counsel pursuant to an escrow agreement which provides that such amounts shall be used solely to fund PIP costs at the JFK Hampton Inn (a separate property indirectly owned by borrower’s principal) as required under the reorganization plan currently filed with the bankruptcy court in connection with the JFK Hampton Inn bankruptcy proceeding.  See “—Prior and Current Bankruptcies of Borrower” below.  If such reorganization plan is not confirmed by the bankruptcy court by August 1, 2014, the escrow agent is required to cause the $2,000,000 to be transferred to a “guarantor cash collateral reserve” to be held by lender as additional security for the non-recourse carveout guaranty.

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The Mortgage Loan.  The mortgage loan (the “Hampton Inn LaGuardia Loan”) is evidenced by a note in the original principal amount of $36,500,000 and is secured by a first mortgage encumbering the borrower’s interest in a 220-room hotel located in East Elmhurst, New York (the “Hampton Inn LaGuardia Property”).  The Hampton Inn LaGuardia Loan was originated on July 22, 2013 and represents approximately 2.9% of the Initial Pool Balance.  The note evidencing the Hampton Inn LaGuardia Loan has an outstanding principal balance as of the Cut-off Date of $36,500,000 and an interest rate of 5.892000% per annum. The proceeds of the Hampton Inn LaGuardia Loan were used to refinance existing debt on the Hampton Inn LaGuardia Property.

The Hampton Inn LaGuardia Loan had an initial term of 120 months and has a remaining term of 120 months.   The Hampton Inn LaGuardia Loan requires monthly payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date is the due date in August 2023.  Voluntary prepayment of the Hampton Inn LaGuardia Loan is prohibited prior to May 6, 2023.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

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The Mortgaged Property.  The Hampton Inn LaGuardia Property is an 11-story, 220-room, limited service hotel located in East Elmhurst, New York near the LaGuardia Airport. The Hampton Inn LaGuardia Property was constructed in 2009.  The Hampton Inn LaGuardia Property’s amenities include a fitness center, wireless internet, a wired business center, 3,600 square feet of meeting space, and complimentary shuttle service to LaGuardia Airport.  The Hampton Inn LaGuardia Property has 28 surface parking spaces that does constitute collateral for the Hampton Inn LaGuardia Loan and 270 garage spaces that are available in an adjacent parking garage owned by the adjacent hotel that does not constitute collateral for the Hampton Inn LaGuardia Loan pursuant to an irrevocable easement. According to an affiliate of the borrower, the sponsor developed the Hampton Inn LaGuardia Property for a total cost of approximately $53.4 million.  The Hampton Inn LaGuardia Property benefits from an Industrial Commercial Incentive Program (“ICIP”) property tax abatement.  Under the terms of the 15-year ICIP exemption, the property tax burden related to the improvements are fully abated for the first eleven years (beginning in the 2010/2011 tax year), or until June 2021.  During this period, only property taxes on the land are

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HAMPTON INN LAGUARDIA

payable.  For each subsequent 12 month period beginning July 2021, the exemptions decrease by 20% annually. The abatement expires in June 2025 and property taxes are payable after June 2025 on the full value of the land and improvements.

The following table presents certain information relating to the 2012 demand analysis based on market segmentation with respect to the Hampton Inn LaGuardia Property, as provided in a report provided by borrower for the Hampton Inn LaGuardia Property:

2012 Accommodated Room Night Demand
Property	Transient	Group	Contract
Hampton Inn LaGuardia	94.6%	5.1%	0.3%

The following table presents certain information relating to the TTM April 2013 penetration rates relating to the Hampton Inn LaGuardia Property and various market segments, as provided in a market report for the Hampton Inn LaGuardia Property:

TTM Through 4/30/2013 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Hampton Inn LaGuardia	102.0%	104.8%	106.8%

(1)	Source: April 2013 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hampton Inn LaGuardia Property:

Hampton Inn LaGuardia(1)

	2010	2011	2012	TTM 4/30/2013	UW
Occupancy(2)	67.7%	72.4%	78.6%	85.6%	80.0%
ADR	$160.86	$160.88	$163.38	$163.69	$163.69
RevPAR	$108.86	$116.40	$128.37	$140.04	$130.95

(1)	As provided by the borrower.
(2)	Reflects average occupancy for the indicated period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HAMPTON INN LAGUARDIA

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hampton Inn LaGuardia Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 4/30/2013	Underwritten	Underwritten $ per Room
Room Revenue	$8,741,223	$9,346,796	$10,336,200	$11,245,268	$10,515,226	$47,796
Food & Beverage Revenue	0	0	0	0	0	0
Other Revenue(2)	93,920	101,304	112,166	94,706	88,558	403
Total Revenue	$8,835,143	$9,448,100	$10,448,366	$11,339,974	$10,603,784	$48,199

Room Expense	$1,859,465	$2,146,207	$2,316,286	$2,438,998	$2,280,658	$10,367
Food & Beverage Expense	0	0	0	0	0	0
Other Expense(3)	13,187	17,293	15,372	18,101	16,926	77
Total Departmental Expense	$1,872,652	$2,163,500	$2,331,658	$2,457,099	$2,297,584	$10,444
Total Undistributed Expense	2,138,114	2,273,571	2,288,885	2,388,810	2,233,729	10,153
Total Fixed Charges(4)	881,407	924,693	1,025,800	1,112,941	947,123	4,305
Total Operating Expenses	$4,892,173	$5,361,764	$5,646,343	$5,958,850	$5,478,435	$24,902

Net Operating Income	$3,942,970	$4,086,336	$4,802,023	$5,381,124	$5,125,348	$23,297
FF&E	0	0	0	0	530,189	2,410
Net Cash Flow	$3,942,970	$4,086,336	$4,802,023	$5,381,124	$4,595,159	$20,887

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, owner expenses, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Other revenue includes, but is not limited to, meeting space revenue, telephone revenue, laundry revenue and other minor items.
(3)	Other expense includes, but is not limited to, similar items as listed in other revenue.
(4)
Underwritten real estate tax expense is based on trailing-12 actual real estate taxes paid, or $80,516.  Had the ICIP not been in effect, real estate tax expense would have been $968,746.  The tax abatement continues in full effect until June 2021, at which time it decreases by 20% annually, until full unabated taxes become payable starting July 2025.

■	Appraisal. According to the appraisal, the Hampton Inn LaGuardia Property had an “as is” appraised value of $58,400,000 as of an effective date of March 26, 2013.

■	Environmental Matters. According to the Phase I environmental report, dated April 2, 2013 there are no recommendations for further action or investigation at the Hampton Inn LaGuardia Property.

■
Market Overview and Competition.  The Hampton Inn LaGuardia Property is located within the New York hospitality market. According to the appraisal, there are six hotels totaling 1,635 rooms which are the Hampton Inn LaGuardia Property’s primary competitors. Per the April 2013 travel research report, the Hampton Inn LaGuardia Property’s market contains a total of 104,893 rooms, including 19,088 rooms in the Upper Midscale Class tract, 14,934 rooms in the New York City Area tract, and 5,429 rooms in the Midscale Chain tract.

The following table presents certain information relating to the competitive set for the Hampton Inn LaGuardia Property:

Property	Number of Rooms	Year Opened	2012 Occupancy	2012 ADR	2012 RevPAR
Hampton Inn LaGuardia	220	2009	79%	$163.38	$128.37
Courtyard by Marriott NY LaGuardia Airport	288	1963	89%	$165.00	$146.85
LaGuardia Plaza Hotel	353	1989	71%	$130.00	$92.30
Marriott LaGuardia Airport	438	1981	84%	$178.00	$149.52
SpringHill Suites by Marriott Corona Queens	173	2012	40%	$135.00	$54.00
Holiday Inn LaGuardia Airport	214	2001	91%	$124.00	$112.84
Clarion Hotel LaGuardia Airport	169	1968	64%	$126.00	$80.64

Source: Appraisal

■
The Borrower.  The borrower is LaGuardia Express, LLC, a New York limited liability company, single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hampton Inn LaGuardia Loan. Field Family Trust, a Pennsylvania trust dated September 14, 1993 (the “Trust”) is the non-recourse carveout guarantor under the Hampton Inn LaGuardia Loan.

■
Escrows.  At origination, the borrower funded (i) an escrow reserve in the amount of $40,000 in respect of taxes and $125,000 in respect to insurance premiums and (ii) an escrow reserve in the amount of $30,438 in respect of deferred maintenance.  On each due date, the borrower is required to fund (i) the tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, (ii) a reserve for furniture, fixtures and equipment in an

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HAMPTON INN LAGUARDIA

amount equal to 5% of the borrower’s monthly gross revenue from the Hampton Inn LaGuardia Property and (iii) all monthly franchise fees due under the Franchise Agreement with Hilton.

■
Lockbox and Cash Management.  The Hampton Inn LaGuardia Loan requires a hard lockbox and cash management, which are already in place.  All revenues with respect to the Hampton Inn LaGuardia Property (including, without limitation, credit card receivables, all cash revenues and all money received by borrower or on behalf of borrower) are required to be deposited directly into the lockbox account within one business day after receipt.  All amounts in the lockbox account are swept on a daily basis to a lender-controlled cash management account.  In addition, the Hampton Inn LaGuardia Loan provides for a cash flow sweep in the event that debt service coverage ratio (as calculated under the loan documents including debt service with respect to the Hampton Inn LaGuardia Loan, the senior mezzanine loan and the junior mezzanine loan) is less than 1.05x. During a cash flow sweep, all excess funds in the cash management account, after the payment of debt service, the funding of required reserves, lender approved operating expenses and payments of debt service under the senior mezzanine loan and junior mezzanine loan, are retained by the lender and held as cash collateral for the Hampton Inn LaGuardia Loan.  The cash flow sweep will terminate once the debt service coverage ratio is at least 1.05x for two consecutive calendar quarters. The borrower has the right up to, but not more than, two times during the term of the Hampton Inn LaGuardia Loan to avoid the cash sweep by putting up additional cash collateral equal to an amount that, if applied to the debt, would cause the debt service coverage ratio to be at least 1.05x, which additional cash collateral will be held by the lender as cash collateral for the Hampton Inn LaGuardia Loan and will not be released unless and until the Hampton Inn LaGuardia Property satisfies the 1.05x debt service coverage ratio test without taking into account such funds.

■
Property Management.  The Hampton Inn LaGuardia Property is operated by an affiliated manager, New Penn Management Co., Inc. (“New Penn”) pursuant to a management agreement.  Under the loan documents, the Hampton Inn LaGuardia Property may not be managed by any other party except for a management company approved by the lender and the rating agencies.  The lender may require the borrower to replace the property manager if (i) the debt service coverage ratio at the Hampton Inn LaGuardia Property falls below 1.00x, (ii) an event of default is continuing under the loan documents, (iii) there is a default by the property manager under the management agreement or (iv) upon the gross negligence, malfeasance or willful misconduct of the property manager.

■
Franchise Agreement.  The Hampton Inn LaGuardia Property is operated under the “Hampton Inn” brand per the terms of a franchise agreement with Hilton which expires on July 25, 2024. The lender and Hilton have entered into a comfort letter pursuant to which the Hampton Inn LaGuardia Property will continue to be operated under the “Hampton Inn” brand in the event lender takes possession of the Hampton Inn LaGuardia Property following an exercise of rights under the Hampton Inn LaGuardia Loan.

■
Mezzanine or Secured Subordinate Indebtedness.  Concurrently with the funding of the Hampton Inn LaGuardia Loan, Jefferies LoanCore LLC funded a senior mezzanine loan in the amount of $5,000,000 to LaGuardia Express Holdco, LLC, a Delaware limited liability company (“Holdco”), as mezzanine borrower, the owner of 100% of the equity interests in the borrower.  The senior mezzanine loan is secured by pledges of Holdco’s equity interests in borrower.  The senior mezzanine loan has an interest rate of 5.8920% per annum and is co-terminus with the Hampton Inn LaGuardia Loan.  Concurrently with the funding of the Hampton Inn LaGuardia Loan and the senior mezzanine loan, an entity wholly owned by Steeprock Capital, LLC funded a junior mezzanine loan in the amount of $3,500,000 to LaGuardia Express Holdco II, LLC, a Delaware limited liability company (“Holdco II”), as junior mezzanine borrower, the 100% owner of Holdco.  The junior mezzanine loan is secured by a pledge of Holdco II’s 100% equity interest in Holdco.  The junior mezzanine loan has an interest rate of 12.0000% per annum and is co-terminus with the Hampton Inn LaGuardia Loan and senior mezzanine loan. The junior mezzanine loan is interest only for the term of the junior mezzanine loan.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Hampton Inn LaGuardia Property, plus eighteen (18) months of business interruption coverage.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Hampton Inn LaGuardia Property are separately allocated under the blanket policy and that

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HAMPTON INN LAGUARDIA

certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

■
Prior and Current Bankruptcies of Borrower.  An affiliate of the borrower had or has a majority interest in four properties that have filed for bankruptcy in the past ten years.  The owners of three such properties (JFK Holiday Inn, Crown Plaza LGA and Valley Forge Hilton) voluntarily filed for bankruptcy in 2004.  In each case, the bankruptcy was resolved by (i) restructuring the secured loan on the property or (ii) through a sale of such property and all secured lenders were paid in full.  The owners of two properties (Crown Plaza LGA and JFK Hampton Inn) were put into bankruptcy involuntarily by unsecured creditors of such properties, and remains in bankruptcy as of July 25, 2013.  Martin W. Field acted as a guarantor under the loans secured by the Crown Plaza LGA and JFK Hampton Inn, and lawsuits against Martin W. Field, as guarantor, commenced when the property owners were put into bankruptcy. Currently there is a restructuring plan filed in connection with each bankruptcy and borrower’s counsel expects the Crown Plaza LGA plan to be confirmed in August 2013 and the JFK Hampton Inn plan to be confirmed in October 2013. In its present form, each plan provides for the secured mortgage lender to be paid in full over an extended period of years. It is anticipated that the lawsuits against Martin W. Field will be dropped upon such plan confirmation.  We cannot assure you that both of these plans will be confirmed as expected or at all.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

SOUTHPARK CENTER I & II

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SOUTHPARK CENTER I & II

SOUTHPARK CENTER I & II

1	Southpark Center I	6060 Piedmont Row Drive South	Charlotte, NC	28210
2	Southpark Center II	6135 Park South Drive	Charlotte, NC	28210

CARTIFACT
Charlotte
Freedom Mart Shopping Center
Johnson Smith University
GREENVILLE
WILKINSON BLVD
WESLEY HEIGHTS
FOURTH WARD
ASHLEY PARK
Bank of America Stadium
BELMONT
VILLA HEIGHTS
Carolina Golf Course
Charlotte Convention Center
Memorial Stadium
Central Piedmont Comm. College
Presbyterian Hospital
INDEPENDENCE BLVD
CHARLOTTE DOUGLAS INTL AIRPORT
WEST BLVD
Clanton Park
BROOKHILL
Carolinas Medical Center
BILLY GRAHAM PKWY
CLANTON PARK-ROSELAND
Freedom Park
Queens College
COTSWOLD
Renaissance Park Golf Course
COLLINGWOOD
Park Road Shopping Center
Myers Park Country Club
Cottswold Village Shops
Pfeiffer University-Charlotte
Arcade Square
Tyvola Mall
BARCLAY DOWNS
YORKMOUNT
PARK RD
Southpark Mall
Park Road Park
LANSDOWNE
STARMOUNT
MOUNTAINBROOK
HEBRON
TRYON ST
Quail Hollow Country Club
NORTH CAROLINA
Carolina Pavilion Shopping Center
Pineville
The Centrum
Carolinas Medical Center- Pineville
McMullen Creek Market
Carmel Commons
Carolina Place Mall
SOUTH CAROLINA
Greensboro
Winston-Salem
Asheboro
Siler City
Concord
Harrisburg
NC
Charlotte
Southern Pines
Monroe
Rockingham
Laurinburg
SC

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SOUTHPARK CENTER I & II

Southpark Center I

FLOOR						
10th	**FLUOR ENTERPRISES** SUITE 1000 14,498 SF 6/30/2015					
9th	**FLUOR ENTERPRISES** SUITE 900 14,498 SF 6/30/2015					
8th	**FLUOR ENTERPRISES** SUITE 800 14,498 SF 6/30/2015					
7th	**FLUOR ENTERPRISES** SUITE 700 14,498 SF 6/30/2015					
6th	**FLUOR ENTERPRISES** SUITE 600 14,498 SF 6/30/2015					
5th	**PREMIER BANK** SUITE 500 6,370 SF 10/31/2018	**AMITY METALS INTER NATIONAL** SUITE 511 294 SF MTM	**VACANT** SUITE 516 1,626 SF	**VACANT** SUITE 524 602 SF	**RICHARD MCKEON** SUITE 555 337 SF 6/30/2017	**GREATER CHARLOTTE APARTMENTS** SUITE 575 4,454 SF 5/31/2022
4th	**AGDATA** SUITE 400 10,991 SF 4/30/2020	**VACANT** SUITE 407 3,300 SF				
3rd	**AGDATA** SUITE 300 14,498 SF 4/30/2020					
2nd	**KIMCO REALTY TRUST** SUITE 200 14,498 SF 12/31/2023					
1st	**SOUTHEAST PSYCHOLOGICAL SERVICES** SUITE 120 6,535 SF 3/31/2022	**LEWIS AND ROBERTS PLLC** SUITE 140 3,173 SF 10/31/2016	**SOUTHEAST PSYCHOLOGICAL SERVICES** SUITE 145 1,296 SF 3/31/2022	**SMITH, PARSONS AND VICK** SUITE 150 2,088 SF 3/31/2014		
Lower Level	**VACANT** SUITE 002 500 SF					

Vacant | MTM | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SOUTHPARK CENTER I & II

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SOUTHPARK CENTER I & II

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	2		Loan Seller		GSMC
Location (City/State)	Charlotte, North Carolina		Cut-off Date Principal Balance		$25,504,166
Property Type	Office		Cut-off Date Principal Balance per SF		$107.16
Size (SF)	237,995		Percentage of Initial Pool Balance		2.1%
Total Occupancy as of 5/31/2013	85.8%		Number of Related Mortgage Loans(1)		2
Owned Occupancy as of 5/31/2013	85.8%		Type of Security		Fee Simple
Year Built / Latest Renovation	Various / 2008		Mortgage Rate		4.738000%
Appraised Value	$35,670,000		Original Term to Maturity (Months)		60
			Original Amortization Term (Months)		360
			Original Interest Only Period (Months)		NAP
Underwritten Revenues	$4,880,995
Underwritten Expenses	$1,710,545		Escrows
Underwritten Net Operating Income (NOI)	$3,170,449			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,912,541		Taxes	$202,078	$28,868
Cut-off Date LTV Ratio	71.5%		Insurance	$24,595	$3,514
Maturity Date LTV Ratio	65.8%		Replacement Reserves	$0	$5,594
DSCR Based on Underwritten NOI / NCF	1.99x / 1.82x		TI/LC(2)	$0	$20,833
Debt Yield Based on Underwritten NOI / NCF	12.4% / 11.4%		Other(3)	$700,279	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,533,000	73.5%	Purchase Price	$33,500,000	96.4%
Principal’s New Cash Contribution	9,212,633	26.5	Reserves	926,951	2.7
			Closing Costs	318,681	0.9
Total Sources	$34,745,633	100.0%	Total Uses	$34,745,633	100.0%

(1)	An indirect owner of the borrower is also an indirect owner of the borrower of the Hickory Corners Shopping Center Loan.
(2)	The TI/LC reserve is capped at $1,000,000.
(3)	Other reserves represent an unfunded obligation reserve ($636,579) and a deferred maintenance reserve ($63,700). See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Southpark Center I & II Loan”) is evidenced by a note in the original principal amount of $25,533,000 and is secured by a first mortgage encumbering two office buildings located in Charlotte, North Carolina (the “Southpark Center I & II Properties”).  The Southpark Center I & II Loan was originated by Goldman Sachs Mortgage Company on June 26, 2013 and represents approximately 2.1% of the Initial Pool Balance.  The note evidencing the Southpark Center I & II Loan has an outstanding principal balance as of the Cut-off Date of $25,504,166 and has an interest rate of 4.738000% per annum.  The proceeds of the Southpark Center I & II Loan were used to acquire the Southpark Center I & II Properties.

The Southpark Center I & II Loan had an initial term of 60 months and has a remaining term of 59 months.  The Southpark Center I & II Loan requires monthly payments of principal and interest sufficient to amortize the loan over a 30-year amortization schedule until maturity.  The scheduled maturity date is the due date in July 2018.  Voluntary prepayment of the Southpark Center I & II Loan is prohibited prior to April 6, 2018.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Properties.  The Southpark Center I & II Properties are two office buildings (Southpark I is a 10-story office building containing approximately 143,052 SF and Southpark II is a 5-story office building containing approximately 94,943 SF), and a two-level parking garage containing 589 parking spaces. In addition, there are 404 surface parking spaces that are also part of the collateral for a total of 993 parking spaces. The Southpark Center I & II Properties are located approximately two miles east of Interstate 77, in the Southpark submarket of Charlotte, North Carolina.  The buildings were purchased on June 26, 2013 and include tenants such as Fluor Enterprises, Kimco Realty Trust, Premier Bank and Quicken Loans.  As of May 31, 2013, the Total Occupancy and Owned Occupancy were both 85.8%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SOUTHPARK CENTER I & II

The following table presents certain information relating to the Southpark Center I & II Properties:

Property Name	Total GLA	Occupancy	Allocated Cut-off Date Loan Amount	% of Allocated Cut-off Date Loan Amount	Year Built / Renovated	Appraised Value	UW NCF	UW NCF per SF
Southpark Center I	143,052	95.8%	$16,595,225	65.1%	1973 / 2008	$23,210,000	$2,306,778	$16.13
Southpark Center II	94,943	70.6%	8,908,941	34.9	1980 / 2008	12,460,000	605,763	6.38
Total / Wtd. Avg.	237,995	85.8%	$25,504,166	100.0%		$35,670,000	$2,912,541	$12.24

The following table presents certain information relating to the major tenants at the Southpark Center I & II Properties:

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Fluor Enterprises (2)	A- / A3 / A-	72,490	30.5%	$2,055,816	43.0%	$28.36	6/30/2015	1, 5-year option
Quicken Loans (3)	NR / NR / NR	30,041	12.6	629,359	13.2	20.95	12/31/2017	1, 5-year option
Agdata	NR / NR / NR	25,489	10.7	515,388	10.8	20.22	4/30/2020	2, 5-year options
SOC – Sandlake LLC (4)	NR / NR / NR	19,581	8.2	395,340	8.3	20.19	10/31/2020	2, 5-year options
Kimco Realty Trust (5)	BBB+ / Baa1 / BBB+	14,498	6.1	280,536	5.9	19.35	12/31/2023	1, 5-year option
Easter Seals	NR / NR / NR	6,249	2.6	150,038	3.1	24.01	2/8/2017	1, 5-year option
Southeast Psychological Services	NR / NR / NR	7,831	3.3	140,723	2.9	17.97	3/31/2022	2, 5-year options
Premier Bank	NR / NR / NR	6,370	2.7	140,395	2.9	22.04	10/31/2018	NA
Scott Insurance	NR / NR / NR	4,546	1.9	102,330	2.1	22.51	6/30/2016	NA
Greater Charlotte Apartments	NR / NR / NR	4,454	1.9	93,534	2.0	21.00	5/31/2022	1, 5-year option
Ten Largest Tenants		191,549	80.5%	$4,503,460	94.2%	$23.51
Remaining Tenants		12,535	5.3	275,402	5.8	21.97
Vacant		33,911	14.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		237,995	100.0%	$4,778,862	100.0%	$23.42

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Fluor Enterprises has a one time right to terminate 14,498 SF of leased space on the uppermost occupied floors (excluding the 10th floor) effective 8/31/2014 with 6 months notice and payment of any tenant improvement costs associated with the space being released.

(3)
Quicken Loans has a one time right to terminate the lease on 7/1/2015 upon 12 months notice.  The tenant is required to pay a termination fee is equal to all unamortized tenant improvement allowances incurred, any leasing commissions paid by the landlord and 3 months rent.

(4)
SOC – Sandlake LLC may terminate only part of premises (3,381 SF) anytime between 8/31/2011 and 8/31/2014 by providing 6 months notice and paying all rent due for premises from date of termination through the end of the lease term plus any free rent provided by landlord from 9/1/2010 to termination date.

(5)	Kimco Realty Trust has one time right to terminate the lease as of 12/31/2018 upon 270 days notice and payment of all unamortized tenant improvement costs, leasing commissions and a termination fee.

The following table presents certain information relating to the lease rollover schedule at the Southpark Center I & II Properties:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	294	0.1%	0.1%	$7,174	0.2%	$24.40	1
2013	0	0.0	0.1%	0	0.0	0.00	0
2014	3,897	1.6	1.8%	85,817	1.8	22.02	2
2015	75,305	31.6	33.4%	2,116,855	44.3	28.11	3
2016	9,738	4.1	37.5%	216,803	4.5	22.26	4
2017	36,627	15.4	52.9%	786,297	16.5	21.47	3
2018	6,370	2.7	55.6%	140,395	2.9	22.04	1
2019	0	0.0	55.6%	0	0.0	0.00	0
2020	45,070	18.9	74.5%	910,728	19.1	20.21	2
2021	0	0.0	74.5%	0	0.0	0.00	0
2022	12,285	5.2	79.7%	234,257	4.9	19.07	2
2023	14,498	6.1	85.8%	280,536	5.9	19.35	1
2024 & Thereafter	0	0.0	85.8%	0	0.0	0.00	0
Vacant	33,911	14.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	237,995	100.0%		$4,778,862	100.0%	$23.42	19

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SOUTHPARK CENTER I & II

The following table presents certain information relating to historical leasing at the Southpark Center I & II Properties:

Historical Leased %(1)
	2010	2011	2012	TTM 5/31/2013
Owned Space	60.0%	67.0%	72.0%	85.8%

(1)	As provided by the borrower which reflects average occupancy for the indicated year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Southpark Center I & II Properties:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 5/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,814,469	$3,470,040	$3,991,035	$4,336,777	$4,778,862	$20.08
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	684,248	2.88
Total Rent	$2,814,469	$3,470,040	$3,991,035	$4,336,777	$5,463,110	$22.95
Total Reimbursables	46,689	59,317	118,272	120,677	116,113	0.49
Parking Income	0	0	0	0	0	0.00
Other Income(3)	25,354	24,653	30,403	30,051	21,600	0.09
Less Vacancy & Credit Loss	0	0	0	0	(719,828)	(3.02)
Effective Gross Income	$2,886,513	$3,554,010	$4,139,710	$4,487,505	$4,880,995	$20.51

Total Operating Expenses	$1,478,226	$1,483,654	$1,611,861	$1,484,950	$1,710,545	$7.19

Net Operating Income	$1,408,287	$2,070,356	$2,527,849	$3,002,555	$3,170,449	$13.32
TI/LC	0	0	0	0	190,777	0.80
Capital Expenditures	0	0	0	0	67,132	0.28
Net Cash Flow	$1,408,287	$2,070,356	$2,527,849	$3,002,555	$2,912,541	$12.24

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 5/31/2013 and rent steps through 8/31/2014.
(3)	Other income includes signage income and other miscellaneous items.

■	Appraisal. According to the appraisal, the Southpark Center I & II Properties had an “as-is” appraised value of $35,670,000 as of an effective date of June 11, 2013.

■
Environmental Matters. According to a Phase I environmental report, dated June 26, 2013, there are no recognized environmental conditions or recommendations for further action at the Southpark Center I & II Properties.

■
Market Overview and Competition.  The Southpark Center I & II Properties are located within the Southpark Submarket, which contains 4.254 million SF of office space at a vacancy level of 10.6% as of the 1st quarter 2013, and rents that average $21.19 per SF.  The Southpark Center I & II Properties’ competitive set in the submarket has an average occupancy rate of 86% and rental rates ranging from of $20.00-$23.58 per SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SOUTHPARK CENTER I & II

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Southpark Center I & II Properties:

Office Lease Comparables(1)
	Southpark Center I & II	The Siskey Building	The Morrison Building	Carnegie VIII	Colonial Plaza
Year Built	1973 & 1980	1999	1974	1996	1982
Total GLA	237,995	70,839	114,319	105,055	202,810
Total Occupancy	85.8%	NA	90%	82%	83%
Quoted Rent Rate per SF	$23.42	$23.58	$20.75	$22.50	$21.00
Expense Basis	Base Year	Gross	Gross	Gross	Gross

(1)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Southpark Center I & II Properties:

Office Sales Comparables(1)

Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
Southpark Center I & II	Charlotte, NC	NAP	1973 & 1980	237,995	NA	NA	85.8%
Trinity Corporate Center	Raleigh, NC	March 2013	2000	61,412	$8,300,000	$135.15	NA
Morehead Place	Charlotte, NC	May 2012	1995	106,959	$17,400,000	$162.68	NA
Morehead Square	Charlotte, NC	April 2012	2001	129,760	$24,050,000	$185.34	NA
Carolina Place	Raleigh, NC	January 2012	1984	99,181	$15,575,000	$157.04	NA
3 Harris Corner Parkway	Charlotte, NC	April 2011	1999	361,144	$49,600,000	$137.34	NA

(1)	Source: Appraisal.

■
The Borrower.  The borrower is TDC Southpark, LLC, a single-purpose, single-asset entity. Anthony H. Dilweg, an individual, is the guarantor of the non-recourse carveouts under the Southpark Center I & II Loan.

■
Escrows. On the origination date the borrower funded (a) a tax reserve of $202,078, (b) an insurance reserve of $24,595, (c) a deferred maintenance reserve of $63,700 and (d) an unfunded obligations reserve with $636,579 which includes (i) 19 months free rent totaling $343,824 that Quicken Loans is entitled to pursuant to its lease and (ii)(x) 5 months free rent totaling $57,065 and (y) tenant improvements totaling $235,690 owed to Premier Bank pursuant to its lease.  On each due date, the borrower is required to fund (a) a tax and insurance reserve account in an amount equal to one-twelfth of the amount sufficient to pay taxes and insurance premiums over the then succeeding twelve month period, (b) a TI/LC reserve in the monthly amount of $20,833 and (c) a capital expenditure reserve in the monthly amount of $5,594.

■
Lockbox and Cash Management. The Southpark Center I & II Loan requires a springing lockbox which will be established upon the commencement of the initial Southpark Center I & II Trigger Period or an event of default. Following the first occurrence of a Southpark Center I & II Trigger Period or event of default, the borrower is required to establish a lender-controlled lockbox account and to deposit or cause to be deposited all revenue generated by the Southpark Center I & II Properties into such account. Following the occurrence of a Southpark Center I & II Trigger Period or event of default, the funds on deposit in the lockbox account are required to be transferred on each business day to the lender controlled cash management account. On each due date during a Southpark Center I & II Trigger Period, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and all remaining amounts will be reserved in the excess cash flow reserve account. If no Southpark Center I & II Trigger Period or event of default is continuing, all remaining amounts will be disbursed to the borrower.  During the continuance of an event of default, lender may apply all funds on deposit in the cash management account to amounts payable under the Southpark Center I & II Loan in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SOUTHPARK CENTER I & II

A “Southpark Center I & II Trigger Period” means the period (A) commencing as of the last day of any fiscal quarter in which the net operating income (as calculated under the loan documents) for the trailing twelve month period is less than $1,723,800 until the end of the next fiscal quarter in which the net operating income of the Southpark Center I & II Property for the two consecutive preceding twelve-month periods is greater than or equal to $1,723,800, (B) annual, quarterly and monthly financial reports commencing upon the borrower’s failure to deliver the required financial reports and ending when such financial reports are delivered if no trigger period under clause (A) above has commenced, or (C) commencing on the earlier of (x) July 1, 2014 and any subsequent date that is one year prior to the expiration of any applicable renewal period to the extent Fluor Enterprises failed to deliver a notice of renewal as of such date or (y) Fluor Enterprises gives notice of nonrenewal or an intent to terminate its lease or vacate its space.

■
Property Management. The Southpark Center I & II Properties are currently managed by Jones Lang LaSalle pursuant to a management agreement.  Under the loan documents, the Southpark Center I & II Properties may not be managed by any other party, other than a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received; provided that, Jones Lang LaSalle, CBRE, Cassidy Turley, and Trinity Partners are pre-approved as replacement property managers so long as such entities are not subject to any bankruptcy proceedings and are authorized to do business in North Carolina.  The lender may replace or require the borrower to replace the property manager during the continuance of an event of default under the Southpark Center I & II Loan, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a material default by the property manager under the management agreement after the expiration of any applicable cure period, if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Southpark Center I & II Properties, plus twelve months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Southpark Center I & II Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  The terrorism insurance is required to contain a deductible that is approved by the lender, is no larger than is customary for similar policies covering similar properties in the geographic market in which the Southpark Center I & II Properties are located and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Southpark Center I & II Properties are separately allocated under the blanket policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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WILLOW KNOLLS COURT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WILLOW KNOLLS COURT

Willow Knolls Court
4100 West Willow Knolls Drive
Peoria, IL 61615
Bay View Garden
Upper Peoria Lake
Mount Hawley Auxiliary Airport
Peoria Heights
Peoria
West Peoria
Norwood
Bellevue
Bartonville
Creve Coeur
East Peoria
Peoria Lake
General Wayne A. Downing Peoria International Airport
Illinois Central College-Peoria
Proctor Hospital
Northwoods Mall
OSF-St Francis Medical Center
Bradley University
Springdale Cemetery
Peoria Zoo
Illinois Central College Peoria
Kellogg Golf Course
The Shoppes At Grand Prairie
Swan Lake Memory Gardens
Creighton Woods Park
Weaverridge Golf Club
Leo Donovan Golf Course
Newman Golf Course
Parkview Cemetery
Laura Bradley Park
Saint Marys Cemetery
Madison Park Golf Course
Lutheran Cemetery
Timber Lake Country Club
Detweiller Park
Mount Hawley Country Club
Country Club Of Peoria
Grand View Park
Chicago
Davenport
Peoria
Bloomington
Springfield
Champaign
Indianapolis
St Louis
Louisville
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WILLOW KNOLLS COURT

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		JLC
Location (City/State)	Peoria, Illinois	Cut-off Date Principal Balance		$25,034,681
Property Type	Retail	Cut-off Date Principal Balance per SF		$91.81
Size (SF)	272,665	Percentage of Initial Pool Balance		2.0%
Total Occupancy as of 4/11/2013	97.2%	Number of Related Mortgage Loans(1)		3
Owned Occupancy as of 4/11/2013	97.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1991 / NAP	Mortgage Rate		4.327000%
Appraised Value	$35,200,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
Underwritten Revenues	$3,623,824	Original Interest Only Period (Months)		NAP
Underwritten Expenses	$1,056,608	Escrows(2)
Underwritten Net Operating Income (NOI)	$2,567,216		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,352,246	Taxes	$0	$0
Cut-off Date LTV Ratio	71.1%	Insurance	$0	$0
Maturity Date LTV Ratio	57.3%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.72x / 1.57x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.3% / 9.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,100,000	100.0%	Principal Equity Distribution	$24,609,850	98.0%
			Closing Costs	490,150	2.0

Total Sources	$25,100,000	100.0%	Total Uses	$25,100,000	100.0%

(1)	Indirect owners of the borrowers are also indirect owners of the borrowers of the Cobblestone Court and TJ Maxx Centre Loans.
(2)	At origination, the borrower did not fund any escrow reserves. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Willow Knolls Court Loan”) is evidenced by a note in the original principal amount of $25,100,000 and is secured by a first mortgage encumbering the borrower’s interest in a retail shopping center located in Peoria, Illinois (the “Willow Knolls Court Property”).  The Willow Knolls Court Loan was originated by Jefferies LoanCore LLC.  The Willow Knolls Court Loan was originated on May 28, 2013 and represents approximately 2.0% of the Initial Pool Balance.  The note evidencing the Willow Knolls Court Loan had an outstanding principal balance as of the Cut-off Date of $25,034,681 and has an interest rate of 4.327000% per annum.  The borrower utilized the proceeds of the Willow Knolls Court Loan to recapitalize the Willow Knolls Court Property.

The Willow Knolls Court Loan had an initial term of 120 months and has a remaining term of 118 months.  The Willow Knolls Court Loan requires monthly payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date is the due date in June 2023.  The Willow Knolls Court Loan may be voluntarily prepaid at any time on or after the due date in September 2015 with payment of a prepayment fee equal to the greater of a yield maintenance premium and 1% of the outstanding principal balance.  The Willow Knolls Court Loan may be voluntarily prepaid on and after March 6, 2023 without payment of any yield maintenance or prepayment fee.

■
The Mortgaged Property.  The Willow Knolls Court Property is a 272,665 SF shopping center located in Peoria, Illinois.  The Willow Knolls Court Property was constructed in 1991. The Willow Knolls Court Property includes a Kohl’s (33.0% of GLA, expiring January 2027), Burlington Coat Factory (25.7% of GLA, expiring March 2019), Willow Knolls 14 movie theater (14.5% of GLA, expiring January 2017), and OfficeMax (11.7% of GLA, expiring July 2017).  The Willow Knolls Court Property is also shadow-anchored by Sam’s Club, which is not part of the collateral.  Cumulatively, the four largest tenants represent 84.9% of the GLA.  As of April 11, 2013, the Total Occupancy and Owned Occupancy were both 97.2%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WILLOW KNOLLS COURT

The following table presents certain information relating to the anchor tenants (some of which may have co-tenancy provisions under their leases) at the Willow Knolls Court Property:
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Total Rent	Total Rent $ per SF	Tenant Lease Expiration	Tenant Sales $ per SF / Screen(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Kohl’s	BBB+ / Baa1 / BBB+	89,952	33.0%	$1,175,041	$13.06	1/31/2027	$233	5.6%	4, 5-year options
Burlington Coat Factory	NR / Caa1 / B-	70,200	25.7	$478,566	$6.82	3/31/2019	$91	7.5%	3, 5-year options
Willow Knolls 14	NR / NR / NR	39,578	14.5	$651,555	$16.46	1/31/2017	$251,714	21.1%	3, 5-year options
OfficeMax	NR / NR / NR	31,888	11.7	$488,104	$15.31	7/31/2017	$152	10.1%	NA
Total Anchors		231,618	84.9%

Occupied In-line		33,495	12.3%	$733,073	$21.89
Occupied Outparcel(3)		0	0.0	$15,849	NAP
Vacant Spaces		7,552	2.8	0	$0.00
Total Owned SF		272,665	100.0%
Total SF		272,665	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of 12/31/2012.
(3)
There are five Non-Owned Outparcels that share ingress and egress with the Willow Knolls Court Property and pay reimbursements for maintenance of the ring road. Outparcels include South Side Trust & Savings Bank of Peoria, Applebee’s, Olive Garden, Hardees, and Huck’s Convenience Store.

The following table presents certain information relating to the major tenants (some of which may have co-tenancy provisions under their leases) at the Willow Knolls Court Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF / Screen(2)	Occupancy Cost	Renewal / Extension Options
Kohl’s	BBB+ / Baa1 / BBB+	89,952	33.0%	$899,520	33.9%	$10.00	1/31/2027	$233	5.6%	4, 5-year options
Burlington Coat Factory	NR / Caa1 / B-	70,200	25.7	456,300	17.2	6.50	3/31/2019	$91	7.5%	3, 5-year options
Willow Knolls 14	NR / NR / NR	39,578	14.5	445,253	16.8	11.25	1/31/2017	$251,714	21.1%	3, 5-year options
OfficeMax	NR / NR / NR	31,888	11.7	366,702	13.8	11.50	7/31/2017	$152	10.1%	NA
Kobe Japanese Steak House	NR / NR / NR	7,275	2.7	91,301	3.4	12.55	9/30/2016	$90	26.2%	NA
Monicals Pizza	NR / NR / NR	4,308	1.6	87,711	3.3	20.36	5/31/2016	$364	9.7%	NA
Frames Plus	NR / NR / NR	6,000	2.2	79,200	3.0	13.20	8/31/2014	$114	15.2%	NA
The Sun Room	NR / NR / NR	4,800	1.8	48,960	1.8	10.20	5/31/2016	$43	36.1%	1, 5-year option
Bath & Body Works	BB+ / Ba2 / BB+	2,498	0.9	44,964	1.7	18.00	1/31/2016	NA	NA	NA
50’s Diner(3)	NR / NR / NR	2,120	0.8	33,528	1.3	15.82	12/31/2013	NA	NA	NA
Ten Largest Owned Tenants		258,619	94.8%	$2,553,439	96.3%	$9.87
Remaining Owned Tenants		6,494	2.4	98,122	3.7	15.11
Vacant Spaces (Owned Space)		7,552	2.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		272,665	100.0%	$2,651,561	100.0%	$10.00

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of 12/31/2012.
(3)	Tenant is on a month-to-month lease and has been underwritten to expire 12/31/2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WILLOW KNOLLS COURT

The following table presents certain information relating to the lease rollover schedule at the Willow Knolls Court Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	2,120	0.8%	0.8%	$33,528	1.3%	$15.82	1
2013	2,400	0.9	1.7%	28,800	1.1	12.00	1
2014	7,272	2.7	4.3%	96,232	3.6	13.23	2
2015	1,222	0.4	4.8%	23,218	0.9	19.00	1
2016	18,881	6.9	11.7%	272,936	10.3	14.46	4
2017	71,466	26.2	37.9%	811,955	30.6	11.36	2
2018	1,600	0.6	38.5%	29,072	1.1	18.17	1
2019	70,200	25.7	64.2%	456,300	17.2	6.50	1
2020	0	0.0	64.2%	0	0.0	0.00	0
2021	0	0.0	64.2%	0	0.0	0.00	0
2022	0	0.0	64.2%	0	0.0	0.00	0
2023	0	0.0	64.2%	0	0.0	0.00	0
2024 & Thereafter	89,952	33.0	97.2%	899,520	33.9	10.00	1
Vacant	7,552	2.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	272,665	100.0%		$2,651,561	100.0%	$10.00	14

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Willow Knolls Court Property:

Cash Flow Analysis(1)

	2010	2011(2)	2012	Underwritten(3)	Underwritten $ per SF
Base Rent	$2,554,017	$2,551,377	$2,630,748	$2,651,561	$9.72
Overage Rent	136,158	33,561	92,061	92,061	0.34
Total Rent	$2,690,175	$2,584,939	$2,722,809	$2,743,622	$10.06
Total Reimbursables	812,171	906,773	894,022	890,626	3.27
Other Income(4)	57,825	66,552	54,128	58,434	0.21
Vacancy & Credit Loss	0	0	0	(68,858)	(0.25)
Effective Gross Income	$3,560,171	$3,558,264	$3,670,959	$3,623,824	$13.29

Total Operating Expenses	$1,086,889	$1,034,765	$1,059,328	$1,056,608	$3.88

Net Operating Income	$2,473,282	$2,523,499	$2,611,631	$2,567,216	$9.42
TI/LC	0	0	0	174,070	0.64
Capital Expenditures	0	0	0	40,900	0.15
Net Cash Flow	$2,473,282	$2,523,499	$2,611,631	$2,352,246	$8.63

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	2011 cash flow is based on 9 months ending 9/30/2011 annualized. The Willow Knolls Court Property was acquired in February 2013 and the borrower only received a partial year cash flow for 2011.
(3)
Underwritten cash flow based on in-place leases as of April 2013 for all tenants except Kohl’s.  Kohl’s underwritten base rent of $10.00 PSF is based on the January 2014 base rent per the recently signed 10-year renewal which is lower than Kohl’s current in-place base rent of $10.38 PSF as of April 2013.

(4)	Other income includes utility income and other miscellaneous income.

■	Appraisal. According to the appraisal, the Willow Knolls Court Property had an “as-is” appraised value of $35,200,000 as of an effective date of April 25, 2013.

■	Environmental Matters. The Phase I performed on May 10, 2013 stated that no additional action or assessment is recommended at the Willow Knolls Court Property.

■
Market Overview and Competition.  The Willow Knolls Court Property is a community shopping center in Peoria, Illinois. The Willow Knolls Court Property is situated at the northeast corner of West Willow Knolls Drive and West War Memorial Drive.  Within three miles of the Willow Knolls Court Property are three other major shopping centers: Northwoods Mall, Westlake Shopping Center, and the Shoppes at Grand Prairie. Northwoods Mall is a 700,000 SF bi-level mall located 2.25 miles to the southeast of the Willow Knolls Court Property. With estimated average sales of $425 PSF, Northwoods Mall is approximately 93.8% occupied and anchored by Macy’s, JCPenney, and Sears.  Westlake Shopping Center, located just south of Northwoods Mall, has a gross

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WILLOW KNOLLS COURT

leasable area of 203,848 SF and features tenants including Fresh Market, Five Guys, Toys R Us, Guitar Center, and Panera Bread.  The Shoppes at Grand Prairie is a higher-end lifestyle center located 1.5 miles northwest of the Willow Knolls Court Property.  With a gross leasable area of 493,600 SF, the Shoppes at Grand Prairie is anchored by Bergner’s, Dick’s Sporting Goods, Gordman’s, DSW Shoes, and Carmike Theater.

The following table presents certain information relating to the primary competition for the Willow Knolls Court Property:

Competitive Set(1)

	Sheridan Village	Westlake Shopping Center	Evergreen Square	Metro Centre	Sterling Bazaar
Property Type	Community Center	Community Center	Community Center	Community Center	Shopping Center
Year Built / Renovated	1954 / NAP	1974 / NAP	1984 / 1997	1981 / NAP	1992 / NAP
Total GLA	310,094	203,848	392,488	170,160	84,438
Total Occupancy	92%	84%	99%	100%	95%
Anchors	Bergner’s and HyVee	Toys R Us/Babies R Us and Market Fresh	Big Kmart, Kroger Supermarket, Office Depot and TJ Maxx	JoAnn Fabrics	Kroger Supermarket

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Willow Knolls Peoria IL LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Willow Knolls Court Loan.  The non-recourse carveout guarantor under the Willow Knolls Court Loan is Schottenstein Realty LLC, a Delaware limited liability company (“Willow Knolls Court Guarantor”).

■
Escrows.  At origination, the borrower was not required to fund any escrow reserves.  On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, (ii) a tenant improvement and leasing commission reserve in the monthly amount of $17,041.56, subject to a cap of $817,995 plus all lease termination payments (if any), and (iii) a capital expenditure reserve in the monthly amount of $7,952.73, subject to a cap of $381,731.

The requirement to escrow for taxes or insurance, tenant improvements and leasing commissions, and capital expenditures is waived provided that (i) there has been no transfer or assumption of the Willow Knolls Court Loan, (ii) there has been no change in control of the Willow Knolls Court Guarantor or failure of the Willow Knolls Court Guarantor or the members of the Schottenstein Family to directly or indirectly retain ownership of at least 51% in, and control, the borrower, (iii) in the case of taxes, the borrower pays all taxes as the same become due and payable and furnishes to the lender evidence of the payment within five days of when taxes were due and payable, (iv) in the case of insurance, an acceptable blanket policy is in effect, and (v)  a cash flow sweep has not been initiated.  The occurrence of any transfer and assumption described in clause (i) above or a change in control or failure to retain ownership and control described in clause (ii) above is referred to as a “Principal Transfer”.

■
Lockbox and Cash Management.  At origination, there was no lockbox account in place, but the borrower and a lockbox bank executed a clearing account agreement, and the borrower executed tenant direction letters for all existing tenants at the Willow Knolls Court Property and the clearing account formation documentation, all of which were delivered to the lender to be held in escrow, to be released and put into effect upon initiation of a cash flow sweep.  Should such lockbox become active and a cash flow sweep initiated, all amounts in such lockbox account would be required to be swept on a daily basis to a lender-controlled cash management account. The Willow Knolls Court Loan provides for such lockbox to become active upon (i) the occurrence of a Principal Transfer, (ii) the continuance of an event of default (provided that certain events of default only trigger a cash flow sweep after they remain uncured after the expiration of a notice period), (iii) the occurrence of a bankruptcy or insolvency proceeding with respect to the borrower or the Willow Knolls Court Guarantor, or (iv) the commencement of a Willow Knolls Lease Sweep Period.  The Willow Knolls Court Loan provides for a cash flow sweep in the event that the lockbox has become active (provided that if the lockbox has become active only as a result of a Principal

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WILLOW KNOLLS COURT

Transfer, a cash flow sweep will only commence if the debt service coverage ratio, as calculated under the loan documents, is less than 1.10x). A cash flow sweep terminates if the event that initiated such cash flow sweep has been resolved.  During a cash flow sweep, all excess funds in the cash management account, after the payment of debt service, the funding of required reserves and lender approved operating expenses, will be retained by lender and held as cash collateral for the Willow Knolls Court Loan.  Provided no Principal Transfer has occurred, upon the termination of a cash flow sweep, the lockbox account will be closed and tenants are permitted to pay rents directly to the borrower unless and until another cash flow sweep occurs.

A “Willow Knolls Court Lease Sweep Period” will (i) commence upon the tenant under any of the Kohl’s lease, the Burlington Coat Factory lease or the Willow Knolls 14 lease terminating or surrendering its lease (or sending notice of its intent to terminate or surrender its lease), failing to timely renew its lease, “going dark”, failing to make a required payment beyond the expiration of any notice or cure period under its lease, or becoming the subject of a bankruptcy or insolvency proceeding and (ii) end upon the earlier to occur of (x) resolution of the event that initiated such lease sweep period as provided under the loan documents or (y) the re-tenanting of at least 80% of the premises demised under such lease, provided that all tenant improvements and leasing commissions have been paid for (or sufficient funds therefor have been escrowed with the lender) and the new tenant(s) have taken occupancy and are paying full unabated rent.

■
Property Management. The Willow Knolls Court Property is currently managed by Schottenstein Property Group, LLC pursuant to a management agreement.  Under the loan documents, the Willow Knolls Court Property may not be managed by any other party except for a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrower to replace the property manager if (i) an event of default is continuing under the loan documents, (ii) there is a default by the property manager under the management agreement, (iii) upon the gross negligence, malfeasance or willful misconduct of the property manager, or (iv) an involuntary change in control of the property manager.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrower is required to obtain and maintain coverage in its property insurance policy (or by a separate policy) against loss or damage by terrorist acts, both foreign and domestic, in an amount equal to 100% of the full replacement cost of the Willow Knolls Court Property plus eighteen months of business interruption coverage; provided that such coverage is available.  In the event that such coverage with respect to terrorist acts is not included as part of the “all risk” property policy, the borrowers are required, nevertheless, to obtain coverage for terrorism (as standalone coverage) in an amount equal to 100% of the full replacement cost of the Willow Knolls Court Property plus eighteen months of business interruption coverage; provided that such coverage is available.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

CRYSTAL SPRINGS APARTMENTS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CRYSTAL SPRINGS APARTMENTS

Crystal Springs Apartments
11875 and 11885 West McDowell Road
Avondale, AZ 85392
Surprise
El Mirage
Youngtown
Peoria
Glendale
Phoenix
Litchfield Park
Avondale
Goodyear
LUKE AIR FORCE BASE
GLENDALE MUNICIPAL AIRPORT
PHOENIX GOODYEAR AIRPORT
MOON VALLEY
POINTE TAPATIO
HANDELL VILLA
DOWNTOWN PHOENIX
US Airways Center
Chase Field
Arrowhead Towne Center
North Valley Power Center
Peoria Stadium
Thunderbird School Of Global Management
Arizona State University-West
Metrocenter
Glendale Community College
Northern Crossing
Jobing.com Arena
University Of Phoenix Stadium
Christown Spectrum Mall
Estrella Mountain Community College
Desert Sky Mall
Maryvale Baseball Park
Arizona State Fairgrounds
Park Central
Turf Paradise Race Track
Phoenix International Raceway
BLACK CANYON FWY
W UNION HILLS DR
W BELL RD
W GREENWAY RD
W THUNDERBIRD RD
W WADDELL RD
W CACTUS RD
W PEORIA AVE
W DUNLAP AVE
W OLIVE AVE
W NORTHERN AVE
W GLENDALE AVE
W BETHANY HOME RD
W CAMELBACK RD
W INDIAN SCHOOL RD
W THOMAS RD
W MCDOWELL RD
W VAN BUREN ST
W YUMA RD
W LOWER BUCKEYE RD
W BROADWAY RD
W SOUTHERN AVE
W BASELINE RD
W DOBBINS RD
W ESTRELLA DR
W INDIAN SPRINGS RD
W GRAND AVE
Sun City West
Scottsdale
Paradise Valley
Tolleson
Tempe
Mesa
Guadalupe
Gilbert
Chandler
Ahwatukee
Sun Lakes
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CRYSTAL SPRINGS APARTMENTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Avondale, Arizona	Cut-off Date Principal Balance	$23,750,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$59,375.00
Size (Units)	400	Percentage of Initial Pool Balance	1.9%
Total Occupancy as of 7/15/2013	92.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/15/2013	92.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2001, 2003 / NAP	Mortgage Rate	5.022389%
Appraised Value	$36,100,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Underwritten Revenues	$3,583,151
Underwritten Expenses	$1,455,102
Underwritten Net Operating Income (NOI)	$2,128,048	Escrows
Underwritten Net Cash Flow (NCF)	$1,996,848	Upfront	Monthly
Cut-off Date LTV Ratio	65.8%	Taxes	$105,455	$26,364
Maturity Date LTV Ratio	60.7%	Insurance	$47,654	$4,302
DSCR Based on Underwritten NOI / NCF	1.39x / 1.30x	Replacement Reserves	$0	$10,933
Debt Yield Based on Underwritten NOI / NCF	9.0% / 8.4%	Other(1)	$16,949	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,750,000	90.5%	Loan Payoff	$25,768,060	98.2%
Mezzanine Loan Amount	2,000,000	7.6	Closing Costs	307,344	1.2
Principal’s New Cash Contribution	495,462	1.9	Reserves	170,057	0.6

Total Sources	$26,245,462	100.0%	Total Uses	$26,245,462	100.0%

(1) Other reserve consists of an immediate repair escrow of $15,125 and an environmental reserve of $1,824.

■
The Mortgage Loan.  The mortgage loan (the “Crystal Springs Apartments Loan”) is evidenced by a promissory note in the principal amount of $23,750,000 and is secured by a first mortgage encumbering a 400-unit multifamily complex located in Avondale, Arizona (the “Crystal Springs Apartments Property”).  The Crystal Springs Apartments Loan was originated by GS Commercial Real Estate LP on July 22, 2013 and will be acquired by Goldman Sachs Mortgage Company on or prior to the securitization Closing Date.  The Crystal Springs Apartments Loan represents approximately 1.9% of the Initial Pool Balance.  The note evidencing the Crystal Springs Apartments Loan has a principal balance as of the Cut-off Date of $23,750,000 and an interest rate of 5.022389% per annum.  The borrower utilized the proceeds of the Crystal Springs Apartments Loan to refinance existing debt on the Crystal Springs Apartments Loan.

The Crystal Springs Apartments Loan had an initial term of 60 months and has a remaining term of 60 months.  The Crystal Springs Apartments Loan requires payments of interest and principal during the term of the loan based on a 30-year amortization schedule.  The scheduled maturity date is the due date in August 2018.  Voluntary prepayment of the Crystal Springs Apartments Loan is prohibited prior to June 6, 2018.  Defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  Crystal Springs Apartments is a 400-unit multifamily complex located in Avondale, Arizona, approximately 12 miles west of the Phoenix Central Business District.  Crystal Springs Apartments was built in two phases in 2001 and 2003 and consists of fifty, two-story buildings. Amenities at the Crystal Springs Apartments Property include two clubhouses, on-site leasing office, a 24-hour fitness center, three community pools, two spas, a business center, a theater room, a children’s playground, barbecue areas, and covered and garage parking.  There are approximately 654 parking spaces at Crystal Springs Apartments Property that are a mix of covered and uncovered spaces.  As of July 15, 2013, Total Occupancy and Owned Occupancy were both 92.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CRYSTAL SPRINGS APARTMENTS

The following table presents certain information relating to the units and rent at the Crystal Springs Apartments Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market(1) Rent per Unit	Monthly Actual(2) Rent per Unit	Underwritten Monthly Rent	Total Underwritten Annual Rent
1 Bed / 1 Bath	48	739	$660	$699	$699	$402,380
1 Bed / 1 Bath	20	787	670	744	744	178,548
1 Bed / 1 Bath	48	745	670	704	704	405,647
1 Bed / 1 Bath	20	822	690	777	777	186,489
2 Bed / 2 Bath	56	990	780	936	936	628,889
2 Bed / 2 Bath	56	1,051	835	994	994	667,639
2 Bed / 2 Bath	56	1,076	835	1,017	1,017	683,520
2 Bed / 2 Bath	56	1,085	830	1,026	1,026	689,237
3 Bed / 2 Bath	20	1,176	930	1,112	1,112	266,801
3 Bed / 2 Bath	20	1,216	940	1,149	1,149	275,876
Total / Wtd. Avg.	400	966	$780	$914	$914	$4,385,027

(1)	Source: Appraisal
(2)	As provided by the borrower.

The following table presents certain information relating to historical leasing at the Crystal Springs Apartments Property:

Historical Leased %(1)
	2010	2011	2012	As of 7/15/2013
Owned Space	93.3%	94.9%	92.6%	92.0%

(1)	As provided by the borrower as of December of each respective year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Crystal Springs Apartments Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 6/30/2013	Underwritten	Underwritten $ per Unit
Potential Rental Revenue	$4,298,575	$4,737,295	$4,744,279	$4,626,057	$4,385,027	$10,963

Goss Potential Rent	$4,298,575	$4,737,295	$4,744,279	$4,626,057	$4,385,027	$10,963
Vacancy, Credit Loss & Concessions	(1,290,736)	(1,512,691)	(1,535,248)	(1,396,241)	(1,072,208)	(2,681)
Total Rent Revenue	$3,007,839	$3,224,604	$3,209,031	$3,229,815	$3,312,819	$8,282
Other Revenue (2)	431,819	444,430	328,842	270,331	270,331	676
Effective Gross Income	$3,439,658	$3,669,034	$3,537,873	$3,500,146	$3,583,151	$8,958

Total Operating Expenses	$1,598,371	$1,448,981	$1,406,164	$1,431,980	$1,455,102	$3,638

Net Operating Income	$1,841,287	$2,220,053	$2,131,709	$2,068,166	$2,128,048	$5,320
Replacement Reserves	0	0	0	0	131,200	328
Net Cash Flow	$1,841,287	$2,220,053	$2,131,709	$2,068,166	$1,996,848	$4,992

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue includes parking, laundry, late fees, application fees, damages/cleaning, and other miscellaneous revenues.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CRYSTAL SPRINGS APARTMENTS

■	Appraisal. According to the appraisal, the Crystal Springs Apartments Property had an “as-is” appraised value of $36,100,000 as of an effective date of June 5, 2013.

■
Environmental Matters.  According to a Phase I environmental report, dated June 5, 2013, there are no recommendations for further action at the Crystal Springs Apartments Property other than the registration of 16 on-site storm water drywells with the Arizona Department of Environmental Quality and the removal or replacement of all water or mold impacted materials.

■
Market Overview and Competition.  Crystal Springs Apartments is located in Avondale, Arizona, a suburb approximately 12 miles northwest of Phoenix, Arizona. The unemployment rate within the Phoenix-Mesa-Glendale MSA improved from 9.3% in 2009 to 7.2% in 2012.  The Crystal Springs Apartments Property is located just north of Interstate 10 and approximately 2 miles west from the Loop 101 and I-10 interchange.  The Crystal Springs Apartments Property is located approximately 4 miles from Banner Estrella Medical Center, a 214 bed medical services center.  Additionally, the Crystal Springs Apartments Property is approximately 10 miles from Luke Air Force Base, which serves as a training center for F-16 pilots.  The population within a 1-, 3- and 5-mile radius is 8,335, 96,325, and 220,935, respectively.  Average household income within a 1-, 3- and 5-mile radius is $58,526, $62,189, and $60,377, respectively.

The following table presents certain information relating to the primary competition for the Crystal Springs Apartments Property:

Competitive Set(1)

	Ashton Pointe	Aventura	The Club at Coldwater Springs	Coldwater Springs	Rio Santa Fe
Location	Avondale	Avondale	Avondale	Avondale	Avondale
Year Built	2009	2000	2005	2007	1999
Occupancy	93%	93%	96%	89%	97%
No. of Units	314	408	251	301	336
Avg. Unit Size	963	907	964	956	915
Avg. Rent per Unit	$846	$786	$846	$818	$719
Avg. Rent per SF	$0.88	$0.87	$0.88	$0.86	$0.79

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Crystal Springs Apartments LLC, a single-purpose, single-asset entity formed solely for the purpose of owning and operating the Crystal Springs Apartments Property.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Crystal Springs Apartments Loan.  Thomas A. Cologna and Peter Hollingshead are the non-recourse carveout guarantors under the Crystal Springs Apartments Loan.

■
Escrows.  On the origination date the borrower funded (a) a tax reserve of $105,455, (b) an insurance reserve of $47,654, (c) a deferred maintenance reserve of $15,125, and (d) an environmental reserve of $1,824.  On each due date, the borrower is required to fund (1) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period and (2) a capital expenditure reserve account in the amount of $10,933.

■
Lockbox and Cash Management.  The Crystal Springs Apartments Loan is structured with a soft lockbox with in-place cash management, which was established upon closing of the Crystal Springs Apartments Loan. The loan documents require that all rents received by the borrower or the property manager be deposited into the lender-controlled lockbox account by the end of the first business day after receipt.  On each business day the lockbox bank will remit all amounts contained in the lockbox account to a cash management account.  So long as no event of default or Crystal Springs Apartments Trigger Period is continuing, all amounts contained in the cash management account in excess of those required to pay monthly debt service, required reserves and debt service on the mezzanine loan on the next due date, will be swept on a daily basis to an operating account maintained by the borrower.  On each due date during the continuance of a Crystal Springs Apartments Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after payment of debt service,

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CRYSTAL SPRINGS APARTMENTS

required reserves, budgeted operating expenses and debt service on the mezzanine loan to be held as additional collateral for the Crystal Springs Apartments Loan.  During the continuance of an event of default under the Crystal Springs Apartments Loan, the lender will be entitled to apply all funds on deposit in the cash management account to amounts payable under the Crystal Springs Apartments Loan in such order of priority as the lender may determine.

A “Crystal Springs Apartments Trigger Period” means the period (A) commencing on the last day of any fiscal quarter in which the debt service coverage ratio (as calculated under the loan documents) for the prior twelve-month period is less than 1.10x and terminating as of the end of the second of any two fiscal quarters in which the debt service coverage ratio for the prior twelve-month period is at least 1.10x, (B) commencing on the date the borrower fails to deliver the required annual, quarterly and monthly financial reports and ending when such reports are delivered if no trigger period pursuant to clause (A) is continuing, or (C) any period during an occurrence of an event of default under the mezzanine loan.

■
Property Management.  The Crystal Springs Apartments Property is currently managed by Riverstone Residential SW LLC, a third-party property manager, pursuant to a management agreement.  Under the loan documents, the Crystal Springs Apartments Property may be managed by Riverstone Residential SW LLC or any other management company reasonably approved by the lender and with respect to which Rating Agency Confirmation has been received.  Following an event of default under the Crystal Springs Apartments Loan, a foreclosure, conveyance in lieu of foreclosure or an acceleration of the Crystal Springs Apartments Loan, a default by the property manager under the management agreement that is likely to have a material adverse effect (after the expiration of any applicable notice and/or cure periods) or the filing of a bankruptcy petition by the property manager or a similar event, the lender has the right to terminate or require borrower to terminate the property manager and engage a replacement property manager. Pursuant to a subordination of the management agreement, following a foreclosure on the Crystal Springs Apartments Property, the property manager has agreed to recognize the lender as the “owner” under the management agreement.

■
Mezzanine or Secured Subordinate Indebtedness.  In connection with the origination of the Crystal Springs Apartments Loan, a mezzanine loan was made in the amount of $2,000,000 to the borrower’s direct equityholders secured by the equity in the borrower.  The mezzanine loan will initially be held by Goldman Sachs Mortgage Company or its affiliate, has an interest rate of 10.0000% per annum and is co-terminus with the Crystal Springs Apartments Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CRYSTAL SPRINGS APARTMENTS

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as such terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Crystal Springs Apartments Property (plus eighteen months of rental loss and/or business interruption coverage).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, borrower is required to carry terrorism insurance throughout the term of the Crystal Springs Apartments Loan as required by the preceding sentence, but in such event borrower will not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, borrower must purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Crystal Springs Apartments Property are separately allocated under the blanket policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgage Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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BAY AREA MULTI PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	6	Loan Seller		JLC
Location (City/State)	San Francisco, California	Cut-off Date Principal Balance		$23,000,000
Property Type(1)	Multifamily	Cut-off Date Principal Balance per Unit(3)		$93,877.55
Size (Units / SF)(1)	Various	Percentage of Initial Pool Balance		1.9%
Total Occupancy as of 4/30/2013(2)	96.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/30/2013(2)	96.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate		5.809000%
Appraised Value	$32,850,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(4)		Ralph Dayan, Billie Salevouris and David Raynal
Underwritten Revenues	$3,376,877
Underwritten Expenses	$1,351,489	Escrows
Underwritten Net Operating Income (NOI)	$2,025,387		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,950,727	Taxes	$75,000	$25,000
Cut-off Date LTV Ratio	70.0%	Insurance	$60,000	$15,000
Maturity Date LTV Ratio	59.0%	Replacement Reserves	$0	$5,942
DSCR Based on Underwritten NOI / NCF	1.25x / 1.20x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.8% / 8.5%	Other(5)	$192,063	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,000,000	97.9%	Loan Payoff	$21,064,515	89.7%
Principal’s New Cash Contribution	489,906	2.1	Closing Costs	2,098,329	8.9
			Reserves	327,063	1.4

Total Sources	$23,489,906	100.0%	Total Uses	$23,489,906	100.0%

(1)
Five of the properties within the Bay Area Multi Portfolio are composed of primarily multifamily residential use.  The Bay Area Multi Portfolio totals 245 total residential units and 11,548 SF of leased commercial space.  The Steiner Street property is a 7,000 SF commercial property that is 100% occupied by a single tenant and contains no residential units. The Larkin Street property and 9th Street property both have ground floor retail space of 2,538 SF and 2,010 SF, respectively.

(2)
The figure presented reflects the weighted average occupancy of the total residential units included in the Bay Area Multi Portfolio as of 4/30/2013. The commercial space is 100% occupied as of 4/30/2013.

(3)	Cut-off Date Principal Balance per Unit is calculated by dividing the cut-off date principal balance by the 245 total residential units comprising the Bay Area Multi Portfolio.
(4)	Ralph Dayan, Billie Salevouris and David Raynal are the guarantors of the non-recourse carveouts under the Bay Area Multi Portfolio Loan.
(5)
Upfront other reserve consists of the following: (i) a deferred maintenance reserve of $177,063 with the majority of this reserve to be used to complete elevator repairs at the Larkin Street property and (ii) a $15,000 security deposit reserve for the transfer of the security deposit for the Copy Store commercial tenant at the Larkin Street property from a borrower controlled account to a lender controlled account.

The following table presents certain information relating to the Bay Area Multi Portfolio Properties:

Property Name	City	State	Total Units(1)	Total Commercial SF(1)	Occupancy(2)	Year Built / Renovated(3)	UW NCF	UW NCF per Unit / SF(4)
Larkin Street	San Francisco	CA	54	2,538	96.3%	1912 / 2010, 2012	$474,232	$8,782
Geary Street	San Francisco	CA	115	NAP	97.4%	1927 / 2010-2012	524,689	$4,563
9th Street	San Francisco	CA	56	2,010	94.6%	1912 / 2010-2012	462,972	$8,267
Jefferson Street	San Francisco	CA	18	NAP	94.4%	1927 / 2011-2012	275,841	$15,325
Steiner Street	San Francisco	CA	NAP	7,000	100.0%	1966 / 2004	151,079	$21.58
15th Street	San Francisco	CA	2	NAP	100.0%	1900 / 2010-2012	61,913	$30,957
Total / Wtd. Avg. Portfolio			245	11,548	96.3%		$1,950,727	$7,962

(1)
The Steiner Street property contains no residential units and the total commercial square footage of 7,000 is presented. The Larkin Street property and 9th Street property have ground floor retail components of 2,538 SF and 2,010 SF, respectively.  The Bay Area Multi Portfolio has a total of 11,548 SF of commercial space.

(2)
Occupancy as of 4/30/2013. The multifamily properties are 96.3% occupied as of 4/30/2013 and the commercial space within the Bay Area Multi Portfolio is 100.0% occupied as of 4/30/2013.  The Total / Wtd. Avg. Portfolio Occupancy reflects the weighted average occupancy of the total residential units included in the Bay Area Multi Portfolio as of 4/30/2013.

(3)
For all properties within the Bay Area Multi Portfolio, except for the Steiner Street property, the year renovated reflects the periodic renovation of residential units that occur when below-market units become vacant and are renovated prior to re-leasing at market levels.

(4)
The UW NCF per measure for each property is calculated based on the amount of multifamily units comprising each property except for Steiner Street, which presents the per measure calculation on a per square foot basis. Total weighted average underwritten NCF per Unit / SF is based on dividing the Total UW NCF by the 245 total residential units in the Bay Area Multi Portfolio.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BAY AREA MULTI PORTFOLIO

The following table presents certain information relating to the units and rent at the Bay Area Multi Portfolio Properties:
Unit Type	# of Units	SF	Monthly Market Rent per Unit	Yearly Market Rent	Monthly Actual Rent per Unit	Yearly Actual Rent
SRO	120	200	$1,226	$1,765,920	$823	$1,185,054
Studio	97	410	$1,509	1,756,440	$1,089	1,267,298
1 Bed / 1 Bath	25	588	$1,937	580,980	$1,529	458,619
2 Bed / 1 Bath	1	750	$2,395	28,740	$1,775	21,300
3 Bed / 1 Bath	2	1,000	$4,295	103,080	$3,439	82,530
Total / Wtd. Avg.	245	332	$1,441	$4,235,160	$1,025	$3,014,801

The following table presents certain information relating to historical leasing at the Bay Area Multi Portfolio Properties:

Historical Leased %(1)
	2010(2)	2011(2)	2012(2)	As of 4/30/2013(3)
Occupancy	91.8%	96.7%	96.3%	96.3%

(1)	As provided by the borrower.
(2)	Occupancy reflected is the weighted average occupancy of the 245 total residential units included in the Bay Area Multi Portfolio as of December 31, for the specified year.
(3)	Occupancy reflected is the weighted average occupancy of the 245 total residential units included in the Bay Area Multi Portfolio as of April 30, 2013.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Bay Area Multi Portfolio Properties:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 4/30/2013	Underwritten	Underwritten $ per Unit(4)
Base Rent(2)	$2,471,695	$2,693,125	$2,665,775	$2,777,633	$2,947,739	$12,032
Vacancy Loss	(46,670)	(44,296)	0	0	(40,036)	(163)
Concessions	(38,322)	(21,960)	0	0	0	0
Collection Loss	(67,483)	(71,783)	0	0	0	0
Total Rent Revenue	$2,319,220	$2,555,085	$2,665,775	$2,777,633	$2,907,703	$11,868
Other Revenue(3)	353,763	384,034	492,103	488,390	469,174	1,915
Effective Gross Income	$2,672,982	$2,939,119	$3,157,878	$3,266,023	$3,376,877	$13,783

Total Operating Expenses	$1,502,753	$1,336,328	$1,348,399	$1,362,595	$1,351,489	$5,516

Net Operating Income	$1,170,229	$1,602,791	$1,809,478	$1,903,428	$2,025,387	$8,267
Replacement Reserves	0	0	0	0	74,660	305
Net Cash Flow	$1,170,229	$1,602,791	$1,809,478	$1,903,428	$1,950,727	$7,962

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)
Underwritten base rent for the properties is as follows: Steiner Street includes in-place leases per the rent roll as of 4/30/2013; Geary Street, Larkin Street and 9th Street include rent for the trailing-3 month period ended 4/30/2013 annualized; 15th Street includes leases in-place per the rent roll as of 4/30/2013; and Jefferson Street includes rent for the trailing-6 month period ended 4/30/2013 annualized.

(3)	Other revenue includes vending, laundry, commercial income from in-place retail leases (net of vacancy), clean up fees, late fees, and other miscellaneous revenue.
(4)	Underwritten cash flow per measure is calculated based on the 245 total residential units comprising the Bay Area Multi Portfolio.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HAMPTON INN – AUSTIN AT UNIVERSITY/CAPITOL

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Originator		GSMC
Location (City/State)	Austin, Texas	Cut-off Date Principal Balance		$22,500,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$164,233.58
Size (Rooms)	137	Percentage of Initial Pool Balance		1.8%
Total TTM Occupancy as of 6/30/2013(1)	78.2%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 6/30/2013(1)	78.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	2012 / NAP	Mortgage Rate		4.778000%
Appraised Value (As-is)	$34,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	NAP
		Borrower Sponsor(3)	Michael V. Harrell
Underwritten Revenues	$6,753,871
Underwritten Expenses	$3,285,271
Underwritten Net Operating Income (NOI)	$3,468,601	Escrows
Underwritten Net Cash Flow (NCF)	$3,198,446		Upfront	Monthly
Cut-off Date LTV Ratio	64.8%	Taxes	$305,084	$38,135
Maturity Date LTV Ratio(2)	50.7%	Insurance	$17,758	$2,960
DSCR Based on Underwritten NOI / NCF	2.45x / 2.26x	FF&E(4)	$0	$22,107
Debt Yield Based on Underwritten NOI / NCF	15.4% / 14.2%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,500,000	100.0%	Loan Payoff	$14,766,521	65.6%
			Principal Equity Distribution	7,052,347	31.3
			Closing Costs	358,291	1.6
			Reserves	322,841	1.4
Total Sources	$22,500,000	100.0%	Total Uses	$22,500,000	100.0%

(1)	TTM Occupancy as of 6/30/2013 represents the average occupancy of the 8-month period commencing when the hotel opened in November 2012 through June 30, 2013.
(2)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $36,200,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 52.9%.
(3)	Michael V. Harrell is the guarantor of the non-recourse carveouts under the Hampton Inn – Austin at University/Capitol Loan.
(4)	The monthly FF&E reserve is equal to the greater of any franchise-mandated amount and 4% of the preceding month’s revenue.

The following table presents certain information relating to the year-to-date through June 2013 penetration rates relating to the Hampton Inn - Austin at University/Capitol Property as provided in the June 2013 travel research report:

Year-to-Date Through 6/30/2013 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Hampton Inn - Austin at University/Capitol	101.4%	94.4%	95.7%

(1)	Source: June 2013 travel research report.

The following table presents certain information relating to historical and projected occupancy, ADR and RevPAR at the Hampton Inn - Austin at University/Capitol Property:

Hampton Inn - Austin at University/Capitol
	T8: Open to Date (6/30/2013)(1)	T8 Annualized(2)	Projected TTM (10/31/13)(3)	Underwritten
Occupancy	78.2%	78.2%	76.7%	76.7%
ADR	$168.19	$168.19	$164.64	$164.64
RevPar	$131.51	$131.51	$126.31	$126.31

(1)	Trailing 8-month (“T8”): Open to Date (6/30/2013) reflects November 2012 (the first full month of operations) through June 2013.
(2)	T8 Annualized reflects the T8 performance, annualized to 365 days.
(3)	Projected TTM (10/31/2013) reflects actual results from November 2012 (the first full month of operations) through June 2013, and the borrower’s budget for July through October 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HAMPTON INN – AUSTIN AT UNIVERSITY/CAPITOL

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical and projected operating performance and the Underwritten Net Cash Flow at the Hampton Inn - Austin at University/Capitol Property:

Cash Flow Analysis

	T8: Open to Date (6/30/2013)(1)	T8 Annualized(2)	Projected TTM (10/31/13)(3)	Underwritten	Underwritten $ per Room
Room Revenue	$4,414,080	$6,576,078	$6,298,952	$6,316,239	$46,104
Telephone Revenue	1,341	1,998	1,461	1,465	11
Other Revenue	294,596	438,888	434,974	436,168	3,184
Total Revenue	$4,710,017	$7,016,964	$6,735,387	$6,753,871	$49,298

Room Expense	$654,837	$975,573	$ 950,809	$ 953,418	$ 6,959
Telephone Expense	10,237	15,251	15,089	15,130	110
Other Expense	12,742	18,983	18,930	18,982	139
Total Departmental Expense	$677,816	$1,009,808	$984,828	$987,531	$7,208
Total Undistributed Expense	1,240,251	1,847,720	1,804,915	1,804,599	13,172
Total Fixed Charges	211,662	315,333	408,604	493,141	3,600
Total Operating Expenses	$2,129,729	$3,172,861	$3,198,347	$3,285,271	$23,980

Net Operating Income	$2,580,288	$3,844,103	$3,537,040	$3,468,601	$25,318
FF&E	188,401	280,679	269,415	270,155	1,972
Net Cash Flow	$2,391,888	$3,563,425	$3,267,625	$3,198,446	$23,346

(1)	Open to Date (6/30/2013) reflects November 2012 (the first full month of operations) through June 2013.
(2)	T8 Annualized reflects the T8 performance, annualized to 365 days.
(3)	Projected TTM (10/31/2013) reflects actual results from November 2012 (the first full month of operations) through June 2013, and the borrower’s budget for July through October 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

5500 SOUTH FREEWAY

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Fort Worth, Texas	Cut-off Date Principal Balance	$21,977,325
Property Type	Industrial	Cut-off Date Principal Balance per SF	$28.68
Size (SF)	766,163	Percentage of Initial Pool Balance	1.8%
Total Occupancy as of 3/1/2013	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/1/2013	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1956, 1976 / 2013	Mortgage Rate	5.129000%
Appraised Value	$36,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(1)	Stuart Lichter
Underwritten Revenues	$3,224,130
Underwritten Expenses	$905,334	Escrows
Underwritten Net Operating Income (NOI)	$2,318,795	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,012,330	Taxes	$157,500	$22,500
Cut-off Date LTV Ratio	61.0%	Insurance	$3,928	$3,928
Maturity Date LTV Ratio	50.5%	Replacement Reserves(2)	$0	$9,577
DSCR Based on Underwritten NOI / NCF	1.61x / 1.40x	TI/LC(3)	$0	$15,962
Debt Yield Based on Underwritten NOI / NCF	10.6% / 9.2%	Other(4)	$2,903,602	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,000,000	100.0%	Loan Payoff	$16,386,107	74.5%
			Reserves	3,065,030	13.9
			Principal Equity Distribution	2,350,865	10.7
			Closing Costs	197,999	0.9

Total Sources	$22,000,000	100.0%	Total Uses	$22,000,000	100.0%

(1)	Stuart Lichter is the guarantor of the non-recourse carveouts under the 5500 South Freeway Loan.
(2)	The replacement reserve is capped at $160,000.
(3)	The TI/LC reserve is capped at $400,000.
(4)
Upfront other reserve consists of the following: (i) a Sygma leasing commissions reserve of $1,319,268; (ii) a Sygma tenant improvement reserve of $1,250,000; and (iii) a rent commencement reserve of $334,333 pertaining to a new lease to The Sygma Network, Inc. which commenced 6/1/2013.

The following table presents certain information relating to the tenants at the 5500 South Freeway Property:

Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
The Sygma Network, Inc.	NR / A1 / A	552,617	72.1%	$2,006,000	79.3%	$3.63	8/31/2023	1, 10-year option
Land O’Lakes Purina Feed, LLC	NR / Ba2 / BBB-	171,317	22.4	402,595	15.9	2.35	12/31/2017	NA
Western Food Distribution of Texas, LLC	NR / NR / NR	42,229	5.5	120,348	4.8	2.85	6/30/2023	NA
Largest Owned Tenants		766,163	100.0%	$2,528,943	100.0%	$3.30
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg.		766,163	100.0%	$2,528,943	100.0%	$3.30

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

5500 SOUTH FREEWAY

The following table presents certain information relating to the lease rollover schedule at the 5500 South Freeway Property:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	171,317	22.4	22.4%	402,595	15.9	2.35	1
2018	0	0.0	22.4%	0	0.0	0.00	0
2019	0	0.0	22.4%	0	0.0	0.00	0
2020	0	0.0	22.4%	0	0.0	0.00	0
2021	0	0.0	22.4%	0	0.0	0.00	0
2022	0	0.0	22.4%	0	0.0	0.00	0
2023	594,846	77.6	100.0%	2,126,348	84.1	3.57	2
2024 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	766,163	100.0%		$2,528,943	100.0%	$3.30	3

(1)	Calculated based on approximate square footage occupied by each owned tenant.

The following table presents certain information relating to historical leasing at the 5500 South Freeway Property:

Historical Leased %(1)
	2010	2011	2012	As of 3/1/2013
Owned Space	76.9%	76.9%	79.4%	100.0%

(1)	As provided by borrower and reflects average occupancy for the specified year and is as of the date 3/1/2013.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 5500 South Freeway Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 3/31/2013	Underwritten	Underwritten $ per SF
Base Rent(2)	$2,149,813	$1,970,933	$1,953,340	$1,977,558	$2,528,943	$3.30
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$2,149,813	$1,970,933	$1,953,340	$1,977,558	$2,528,943	$3.30
Total Reimbursables	795,798	821,210	663,592	630,387	900,982	1.18
Vacancy & Credit Loss	0	0	0	0	(205,796)	(0.27)
Effective Gross Income	$2,945,611	$2,792,143	$2,616,932	$2,607,945	$3,224,130	$4.21

Total Operating Expenses	$997,024	$962,571	$900,769	$879,428	$905,334	$1.18

Net Operating Income	$1,948,587	$1,829,572	$1,716,163	$1,728,517	$2,318,795	$3.03
TI/LC	60,458	20,082	112,769	0	191,541	0.25
Capital Expenditures	345,189	147,166	132,558	60,794	114,924	0.15
Net Cash Flow	$1,542,940	$1,662,324	$1,470,836	$1,667,723	$2,012,330	$2.63

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)
Underwritten base rent is based on base rental revenue as of the 3/1/2013 rent roll inclusive of two new leases, The Sygma Network, Inc. which commenced 6/1/2013 and Western Food Distribution of Texas, LLC which commenced 7/1/2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COBBLESTONE COURT

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		JLC
Location (City/State)	Victor, New York	Cut-off Date Principal Balance		$21,843,008
Property Type	Retail	Cut-off Date Principal Balance per SF		$82.31
Size (SF)	265,386	Percentage of Initial Pool Balance		1.8%
Total Occupancy as of 4/11/2013	99.3%	Number of Related Mortgage Loans(1)		3
Owned Occupancy as of 4/11/2013	99.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	1994 / NAP	Mortgage Rate		4.327000%
Appraised Value	$29,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(2)	Schottenstein Realty LLC
Underwritten Revenues	$3,432,887
Underwritten Expenses	$948,543	Escrows(3)
Underwritten Net Operating Income (NOI)	$2,484,344		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,272,398	Taxes	$0	$0
Cut-off Date LTV Ratio	75.3%	Insurance	$0	$0
Maturity Date LTV Ratio	60.7%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.90x / 1.74x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.4% / 10.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$21,900,000	100.0%	Recapitalization	$21,490,304	98.1%
			Closing Costs	409,696	1.9

Total Sources	$21,900,000	100.0%	Total Uses	$21,900,000	100.0%

(1)	Indirect owners of the borrowers are also an indirect owner of the borrowers of the Willow Knolls Court and TJ Maxx Centre Loans.
(2)	Schottenstein Realty LLC is the guarantor of the non-recourse carveouts under the Cobblestone Court Loan.
(3)
At origination, the borrower did not fund any escrow reserves.  On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, (ii) a tenant improvement and leasing commission reserve in the monthly amount of $16,592, subject to a cap of $796,392 plus all lease termination payments (if any), and (iii) a capital expenditure reserve in the monthly amount of $7,743, subject to a cap of $371,650.  The requirement to escrow for taxes or insurance, tenant improvements and leasing commissions, and capital expenditures is waived provided that (i) there has been no transfer or assumption of the Cobblestone Court Loan, (ii) there has been no change in control of the Cobblestone Court Guarantor or failure of the Cobblestone Court Guarantor or the members of the Schottenstein Family to directly or indirectly retain ownership of at least 51% in, and control, the borrower, (iii) in the case of tax escrow, the borrower pays all taxes as the same become due and payable and furnishes to the lender evidence of the payment within five days of when taxes were due and payable, (iv) in the case of insurance escrow, an acceptable blanket policy is in effect, and (v)  a cash sweep has not been initiated.  Additionally, in the event (i) Kmart fails to exercise its renewal option on or earlier than six months prior to the end of its lease term, (ii) the Kmart lease is surrendered, cancelled or terminated prior to its expiration date, (iii) Kmart “goes dark” (or gives notice that it intends to do so), (iv) of a monetary default under the Kmart lease, or (v) of a bankruptcy of Kmart, a “Kmart Trigger Period” will commence and continue until an amount equal to $1,200,000 has been accumulated in a leasing reserve for the re-tenanting of the space demised to Kmart.

The following table presents certain information relating to the anchor tenants (some of which may have co-tenancy provisions under their leases) at the Cobblestone Court Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF (2)	Occupancy Cost	Renewal / Extension Options
Anchors
Kmart	B / B2 / CCC+	119,668	45.1%	Yes	$1,047,182	$8.75	9/30/2019	NA	NA	4, 5-year options and 1, 3-year option
Dicks Sporting Goods	NR / NR / NR	49,667	18.7	Yes	$676,313	$13.62	1/31/2022	$261	5.2%	2, 5-year options
OfficeMax	NR / NR / NR	37,345	14.1	Yes	$581,216	$15.56	1/31/2014	$134	11.6%	1, 5-year option
Total Anchors		206,680	77.9%		$1,238,754	$21.81
Occupied In-line		56,806	21.4%		$1,762	NAP
Occupied Outparcel(3)		0	0.0		$0	$0.00
Vacant Spaces		1,900	0.7
Total Owned SF		265,386	100.0%
Total SF		265,386	100.0

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of 12/31/2012.
(3)	There is one Non-Owned Outparcel, High Point Parking LLC, which shares ingress and egress with the Cobblestone Court Property and pays reimbursements for maintenance of the road.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COBBLESTONE COURT

The following table presents certain information relating to the major tenants (some of which may have co-tenancy provisions under their leases) at the Cobblestone Court Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Kmart	B / B2 / CCC+	119,668	45.1%	$779,956	27.9%	$6.52	9/30/2019	NA	NA	4, 5-year options and 1, 3-year option
Dicks Sporting Goods	NR / NR / NR	49,667	18.7	546,337	19.6	11.00	1/31/2022	$261	5.2%	2, 5-year options
OfficeMax	NR / NR / NR	37,345	14.1	479,883	17.2	12.85	1/31/2014	$134	11.6%	1, 5-year option
Pier 1 Imports(3)	NR / NR / NR	10,012	3.8	185,422	6.6	18.52	12/31/2013	$206	10.7%	1, 5-year option
Samurai Japanese Steakhouse	NR / NR / NR	6,588	2.5	89,136	3.2	13.53	7/31/2015	$200	10.1%	1, 5-year option
Verizon Wireless	A / A3 / A-	3,400	1.3	70,244	2.5	20.66	10/31/2014	NA	NA	NA
Moe’s Southwest Grill	NR / NR / NR	2,925	1.1	69,293	2.5	23.69	12/31/2019	$455	6.5%	1, 5-year option
Plato’s Closet	NR / NR / NR	5,000	1.9	66,300	2.4	13.26	1/31/2017	$178	10.3%	1, 5-year option
ESL Federal Credit Union	NR / NR / NR	4,487	1.7	66,125	2.4	14.74	1/31/2014	NA	NA	3, 5-year options
Amiels Subs	NR / NR / NR	3,499	1.3	64,800	2.3	18.52	12/31/2015	$278	7.8%	1, 5-year option
Ten Largest Owned Tenants		242,591	91.4%	$2,417,496	86.5%	$9.97
Remaining Owned Tenants		20,895	7.9	375,954	13.5	17.99
Vacant Spaces (Owned Space)		1,900	0.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		265,386	100.0%	$2,793,450	100.0%	$10.60

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of 12/31/2012.
(3)
Pier 1 Imports had an initial lease expiration date of 12/31/2013 and a base rent of $18.52 PSF.  As of 7/19/2013, Pier 1 Imports executed a 10-year lease renewal that is now effective and expires on 2/29/2024.  Per the lease, Pier 1 Imports’ base rent increases from $18.52 PSF to $21.26 PSF commencing on 2/1/2014.  Pier 1 Imports’ base rental revenue including this new lease will increase cash flow by $27,393 annually for the first five years of the lease.  Underwritten base rent for Pier 1 Imports reflects $18.52 PSF per the 4/11/2013 rent roll.

The following table presents certain information relating to the lease rollover schedule at the Cobblestone Court Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013(2)	10,012	3.8	3.8%	185,422	6.6	18.52	1
2014	49,055	18.5	22.3%	707,726	25.3	14.43	6
2015	15,192	5.7	28.0%	239,168	8.6	15.74	4
2016	5,656	2.1	30.1%	82,935	3.0	14.66	3
2017	9,300	3.5	33.6%	127,704	4.6	13.73	2
2018	2,011	0.8	34.4%	54,909	2.0	27.30	2
2019	122,593	46.2	80.6%	849,249	30.4	6.93	2
2020	0	0.0	80.6%	0	0.0	0.00	0
2021	0	0.0	80.6%	0	0.0	0.00	0
2022	49,667	18.7	99.3%	546,337	19.6	11.00	1
2023	0	0.0	99.3%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	99.3%	0	0.0	0.00	0
Vacant	1,900	0.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	265,386	100.0%		$2,793,450	100.0%	$10.60	21

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)
Pier 1 Imports had an initial lease expiration date of 12/31/2013 and a base rent of $18.52 PSF.  As of 7/19/2013, Pier 1 Imports executed a 10-year lease renewal that is now effective and expires on 2/29/2024.  Per the lease, Pier 1 Imports’ base rent increases from $18.52 PSF to $21.26 PSF commencing on 2/1/2014.  Pier 1 Imports’ base rental revenue including this new lease will increase cash flow by $27,393 annually for the first five years of the lease.  Underwritten base rent for Pier 1 Imports reflects $18.52 PSF per the 4/11/2013 rent roll.

The following table presents certain information relating to historical leasing at the Cobblestone Court Property:

Historical Leased %(1)
	2011	2012	As of 4/11/2013
Owned Space	100.0%	100.0%	99.3%

(1)	Occupancy reflected is average occupancy for the specified year and is as of the date 4/11/2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COBBLESTONE COURT

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Cobblestone Court Property:

Cash Flow Analysis(1)

	2009	2010	2011(2)	2012	Underwritten(3)	Underwritten $ per SF
Base Rent	$2,624,245	$2,628,565	$2,687,592	$2,772,700	$2,793,450	$10.53
Overage Rent	7,239	6,015	16,595	9,488	9,488	0.04
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$2,631,484	$2,634,580	$2,704,187	$2,782,188	$2,802,938	$10.56
Total Reimbursables	742,914	720,233	743,552	737,630	751,775	2.83
Other Income(4)	74,045	79,442	101,801	112,784	112,784	0.42
Vacancy & Credit Loss	0	0	0	0	(234,611)	(0.88)
Effective Gross Income	$3,448,443	$3,434,255	$3,549,540	$3,632,602	$3,432,887	$12.94

Total Operating Expenses	$944,529	$946,260	$972,656	$929,554	$948,543	$3.57

Net Operating Income	$2,503,914	$2,487,995	$2,576,884	$2,703,048	$2,484,344	$9.36
TI/LC	0	0	0	0	172,138	0.65
Capital Expenditures	0	0	0	0	39,808	0.15
Net Cash Flow	$2,503,914	$2,487,995	$2,576,884	$2,703,048	$2,272,398	$8.56

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	2011 cash flow is based on nine months ending 9/30/2011 annualized. The Cobblestone Court Property was acquired in February 2013 and the borrower only received a partial year cash flow for 2011.
(3)	Underwritten cash flow based on the 4/11/2013 rent roll.
(4)	Other income includes utility income, cellular tower income and other miscellaneous income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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WILLIAMS HOTEL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	3		Loan Seller	GSMC
Location (City/State)	Valdosta, Georgia		Cut-off Date Principal Balance	$21,600,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$63,343.11
Size (Rooms)	341		Percentage of Initial Pool Balance	1.7%
Total Occupancy as of 5/31/2013	66.8%		Number of Related Mortgage Loans	None
Owned Occupancy as of 5/31/2013	66.8%		Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP		Mortgage Rate	5.392000%
Appraised Value	$30,800,000		Original Term to Maturity (Months)	120
		Original Amortization Term (Months)		300
		Original Interest Only Period (Months)		NAP
			Borrower Sponsor(1)	James Michael Williams and Williams Investment Company
Underwritten Revenues	$8,021,634
Underwritten Expenses	$4,994,629
Underwritten Net Operating Income (NOI)	$3,027,006	Escrows
Underwritten Net Cash Flow (NCF)	$2,706,140		Upfront	Monthly
Cut-off Date LTV Ratio	70.1%	Taxes	$162,709	$16,271
Maturity Date LTV Ratio	50.1%	Insurance	$46,731	$3,595
DSCR Based on Underwritten NOI / NCF	1.92x / 1.72x	FF&E(2)	$0	$26,739
Debt Yield Based on Underwritten NOI / NCF	14.0% / 12.5%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$21,600,000	100.0%	Loan Payoff	$20,099,509	93.1%
			Principal Equity Distribution	845,456	3.9
			Closing Costs	445,595	2.1
			Reserves	209,440	1.0
Total Sources	$21,600,000	100.0%	Total Uses	$21,600,000	100.0%

(1)	James Michael Williams and Williams Investment Company are the guarantors of the non-recourse carveout guarantors under the Williams Hotel Portfolio Loan.
(2)
The monthly FF&E reserve is $26,738.75 for the first 12 payments.  Thereafter, the monthly FF&E reserve is equal to the greater of any franchise-mandated amount and 4% of the gross revenues from the properties over the trailing twelve-month period.

The Williams Hotel Portfolio consists of three hotels with a total of 341 rooms.  The following table presents certain information relating to the Williams Hotel Portfolio Properties:

Property Name	Number of Rooms	Cut-off Date Allocated Loan Amount	% of Cut-off Date Allocated Loan Amount	Year Built	Appraised Value	UW NCF	UW NCF per Room
Holiday Inn – Valdosta Convention Center	158	$10,028,571	46.4%	2007	$14,300,000	$1,109,676	$7,023
Holiday Inn Express & Suites	95	7,012,987	32.5	2009	10,000,000	966,766	10,176
Comfort Suites - Valdosta	88	4,558,442	21.1	2007	6,500,000	629,698	7,156
Total / Wtd. Avg.	341	$21,600,000	100.0%		$30,800,000	$2,706,140	$7,936

The following table presents certain information relating to the 2012 demand analysis with respect to the Williams Hotel Portfolio Properties based on market segmentation, as provided in the appraisals for the Williams Hotel Portfolio Properties:

2012 Accommodated Room Night Demand(1)

Property	Meeting and Group	Transient
Holiday Inn – Valdosta Convention Center	15%	85%
Holiday Inn Express & Suites	5%	95%
Comfort Suites - Valdosta	5%	95%

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WILLIAMS HOTEL PORTFOLIO

The following table presents certain information relating to the trailing twelve-month period through May 2013 penetration rates relating to the Williams Hotel Portfolio Properties, as provided in the May 2013 travel research report:

TTM Through 5/31/2013 Penetration Rates(1)

Property	Occ.	ADR	RevPAR
Holiday Inn – Valdosta Convention Center	102.6%	93.4%	95.8%
Holiday Inn Express & Suites	105.9%	114.8%	121.6%
Comfort Suites – Valdosta	113.8%	99.2%	112.9%
Wtd. Avg.	106.4%	100.9%	107.4%

(1)	Source: May 2013 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Williams Hotel Portfolio Properties:

	2011(1)			2012(1)			TTM 5/31/2013(1)
Property	Occ	ADR	Rev PAR	Occ	ADR	Rev PAR	Occ	ADR	Rev PAR
Holiday Inn – Valdosta Convention Center	60.2%	$86.47	$52.02	64.1%	$87.12	$55.82	64.6%	$85.65	$55.34
Holiday Inn Express & Suites	65.5	92.76	60.79	69.4	97.12	67.43	69.1	97.18	67.19
Comfort Suites - Valdosta	67.1	78.43	52.65	67.0	81.55	54.60	68.0	81.86	55.70
Wtd. Avg.	63.5%	$86.08	$54.63	66.3%	$88.59	$58.74	66.8%	$87.98	$58.73

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow for the Williams Hotel Portfolio Properties:

Cash Flow Analysis(1)

	2011	2012	TTM 5/31/2013	Underwritten	Underwritten $ per Room
Room Revenue	$6,798,936	$7,331,037	$7,310,117	$7,310,117	$21,437
Food & Beverage Revenue	670,688	628,177	566,430	566,430	1,661
Other Revenue(2)	208,757	150,666	145,087	145,087	425
Total Revenue	$7,678,380	$8,109,880	$8,021,635	$8,021,634	$23,524

Room Expense	$1,404,496	$1,515,979	$1,487,816	$1,487,816	$4,363
Food & Beverage Expense	681,184	629,933	555,059	555,059	1,628
Other Expense(3)	166,707	129,276	137,732	137,732	404
Total Departmental Expense	$2,252,386	$2,275,189	$2,180,607	$2,180,607	$6,395
Total Undistributed Expense	2,559,102	2,542,192	2,574,830	2,573,284	7,546
Total Fixed Charges	268,790	241,462	230,395	240,737	706
Total Operating Expenses	$5,080,277	$5,058,842	$4,985,833	$4,994,629	$14,647

Net Operating Income	$2,598,103	$3,051,039	$3,035,802	$3,027,006	$8,877
FF&E	307,135	324,395	320,865	320,865	941
Net Cash Flow	$2,290,968	$2,726,643	$2,714,936	$2,706,140	$7,936

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes revenue from other operating departments including ticket sales, gift shop income, meeting room rentals sales tax discounts and telephone income.
(3)	Other expenses include expenses from other operating departments including ticket purchases, gift shop, telephone and internet expenses.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AIRPORT TRADE CENTER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JLC
Location (City/State)	Honolulu, Hawaii	Cut-off Date Principal Balance	$18,500,00
Property Type	Mixed Use	Cut-off Date Principal Balance per SF	$81.60
Size (SF)	226,721	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 5/31/2013	96.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 5/31/2013	96.4%	Type of Security	Leasehold
Year Built / Latest Renovation	1964, 1968 / 1999, 2012	Mortgage Rate	5.358000%
Appraised Value	$30,740,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	276
Interest Only Period (Months)	NAP
Underwritten Revenues	$8,384,788	Borrower Sponsor	T. Gregory Kemp
Underwritten Expenses	$5,459,360	Escrows
Underwritten Net Operating Income (NOI)	$2,925,427	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,608,018	Taxes	$0	$32,000
Cut-off Date LTV Ratio	60.2%	Insurance	$15,000	$7,500
Maturity Date LTV Ratio	43.1%	Replacement Reserves	$0	$3,800
DSCR Based on Underwritten NOI / NCF	2.09x / 1.86x	TI/LC(2)	$43,143	$21,730
Debt Yield Based on Underwritten NOI / NCF	15.8% / 14.1%	Other(3)	$150,625	$150,000

Sources and Uses
Sources	$	%	Uses(4)	$	%
Loan Amount	$18,500,000	100.0%	Loan Payoff	$15,622,410	84.4%
			Principal Equity Distribution	2,016,585	10.9
			Closing Costs	652,237	3.5
			Reserves	208,768	1.1
Total Sources	$18,500,000	100.0%	Total Uses	$18,500,000	100.0%

(1)	T. Gregory Kemp is the guarantor of the non-recourse carveouts under the Airport Trade Center Loan.
(2)
The TI/LC reserve is structured with a cap in the amount of $350,000.  In the event that at any time the Airport Trade Center Property’s occupancy falls below 80%, the cap will no longer be in effect until the Airport Trade Center Property achieves occupancy of 90% or greater for four consecutive quarters.

(3)	Other reserve consists of an upfront deferred maintenance reserve ($625) and a ground rent reserve ($150,000).
(4)
JLC funded into escrow on August 1, 2013; however, defeasance of the prior debt is expected to occur on or about August 16, 2013.  As a result, the Airport Trade Center Loan’s loan payoff cost is subject to change. We cannot assure you that this loan will be contributed to the pool as expected. See “Description of the Mortgage Pool – Litigation Considerations” in the Free Writing Prospectus.

The following table presents certain information relating to the tenants at the Airport Trade Center Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Bric-A-Brac	NR / NR / NR	49,311	21.7%	$568,068	15.5%	$11.52	1/31/2019	2, 5-year options
DHL(3)	NR / NR / NR	28,954	12.8	399,579	10.9	13.80	10/31/2018	NA
TW Telecom	NR / NR / NR	22,134	9.8	447,552	12.2	20.22	8/31/2021	3, 5-year options
Clinical Laboratories LLC	NR / NR / NR	17,116	7.5	339,084	9.3	19.81	10/31/2016	NA
Melaluca	NR / NR / NR	16,983	7.5	189,528	5.2	11.16	7/31/2016	1, 5-year option
Toshiba Business Solutions	NR / NR / NR	16,810	7.4	291,900	8.0	17.36	5/31/2017	1, 5-year option
Kone	NR / NR / NR	12,927	5.7	164,568	4.5	12.73	6/14/2014	1, 5-year option
Pelatron, Inc.	NR / NR / NR	11,294	5.0	223,644	6.1	19.80	6/30/2014	NA
Hawaii Island Air	NR / NR / NR	10,177	4.5	150,213	4.1	14.76	4/30/2018	1, 3-year option
Aloha Air Cargo	NR / NR / NR	7,385	3.3	106,692	2.9	14.45	1/31/2014	NA
Ten Largest Tenants		193,091	85.2%	$2,880,828	78.6%	$14.92
Remaining Tenants		25,528	11.3	783,840	21.4	30.71
Vacant		8,102	3.6	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		226,721	100.0%	$3,664,668	100.0%	$16.76

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Total underwritten base rent excludes gross rent generated from the Airport Trade Center Property’s open area space.
(3)
DHL is expected to execute a 5-year lease extension per the economic terms summarized in the table above ($33,298.25 in base rent per month, which excludes the open area space the tenant will lease for $3,000.00 in base rent per month).  The borrower has covenanted in the loan agreement that it will execute a lease extension with DHL containing the economic terms summarized in the table above on or before August 28, 2013. In the event that the DHL extension is not executed on or prior to August 28, 2013, all excess funds in the cash management account, after the payment of debt service, the funding of required reserves and lender approved operating expenses, are required to be retained by lender in a special rollover reserve.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AIRPORT TRADE CENTER

The following table presents certain information relating to the lease rollover schedule at the Airport Trade Center Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	36,810	16.2	16.2%	602,754	16.4	16.37	6
2015	5,151	2.3	18.5%	130,464	3.6	25.33	4
2016	36,416	16.1	34.6%	633,792	17.3	17.40	4
2017	20,364	9.0	43.6%	446,124	12.2	21.91	5
2018	46,985	20.7	64.3%	773,708	21.1	16.47	7
2019	49,311	21.7	86.0%	568,068	15.5	11.52	1
2020	0	0.0	86.0%	0	0.0	0.00	0
2021	22,134	9.8	95.8%	447,552	12.2	20.22	3
2022	0	0.0	95.8%	0	0.0	0.00	0
2023	1,448	0.6	96.4%	62,206	1.7	42.96	1
2024 & Thereafter	0	0.0	96.4%	0	0.0	0.00	0
Vacant	8,102	3.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	226,721	100.0%		$3,664,668	100.0%	$16.76	31

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Total underwritten base rent excludes gross rent generated from the Airport Trade Center Property’s open area space.

The following table presents certain information relating to historical leasing at the Airport Trade Center Property:

Historical Leased %(1)(2)

	2010	2011	2012
Owned Space	99.4%	99.4%	96.4%

(1)	As provided by the borrower.
(2)	Occupancy is as of year-end for the specified year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AIRPORT TRADE CENTER

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Airport Trade Center Property:

Cash Flow Analysis(1)

	2010	2011	2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$4,105,786	$3,919,292	$3,843,582	$3,922,056	$17.30
Contractual Rent Steps	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$4,105,786	$3,919,292	$3,843,582	$3,922,056	$17.30
Total Reimbursables	3,270,412	3,233,955	3,388,277	3,891,808	17.17
Other Income	402,520	505,115	545,052	570,923	2.52
Less Vacancy & Credit Loss	0	0	0	0	0.00
Effective Gross Income	$7,778,718	$7,658,362	$7,776,911	$8,384,788	$36.98

Total Operating Expenses(3)	$4,881,873	$4,993,386	$5,337,004	$5,459,360	$24.08

Net Operating Income	$2,896,845	$2,664,976	$2,439,907	$2,925,427	$12.90
TI/LC	189,525	238,649	236,642	260,729	1.15
Capital Expenditures	0	0	0	56,680	0.25
Net Cash Flow	$2,707,320	$2,426,327	$2,203,265	$2,608,018	$11.50

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 5/31/2013 rent roll with rent steps through 9/31/2013 and the DHL lease extension terms.
(3)
Underwritten ground rent is calculated as the sum of (i) the in-place ground rent of approximately $628,000 in regards to the 590 Paeia parcel (fixed through 2021) and the anticipated ground rent in regards to the 550 Paeia parcel in 2016 of approximately $1,430,000 based on a concluded land value of $17.9 million and an 8.0% rate of return.  All leases at the Airport Trade Center Property are on a triple-net basis.  The lender may increase the required monthly ground rent reserve deposit to reflect any increases in the annual rent due under the ground leases encumbering the Airport Trade Center Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

BRIER CREEK CORPORATE CENTER 5

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		GSMC
Location (City/State)	Raleigh, North Carolina		Cut-off Date Principal Balance		$18,478,636
Property Type	Office		Cut-off Date Principal Balance per SF		$144.82
Size (SF)	127,600		Percentage of Initial Pool Balance		1.5%
Total Occupancy as of 5/29/2013	100.0%		Number of Related Mortgage Loans		None
Owned Occupancy as of 5/29/2013	100.0%		Type of Security		Fee Simple
Year Built / Latest Renovation	2007 / NAP		Mortgage Rate		4.640000%
Appraised Value	$25,320,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		360
			Original Interest Only Period (Months)	NAP
			Borrower Sponsor(1)	Riprand Count Arco
Underwritten Revenues	$2,660,674
Underwritten Expenses	$966,089		Escrows
Underwritten Net Operating Income (NOI)	$1,694,585			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,516,456		Taxes	$113,084	$16,155
Cut-off Date LTV Ratio	73.0%		Insurance	$14,593	$1,459
Maturity Date LTV Ratio	59.4%		Replacement Reserves(2)	$0	$2,977
DSCR Based on Underwritten NOI / NCF	1.48x / 1.33x		TI/LC(3)	$0	$10,633
Debt Yield Based on Underwritten NOI / NCF	9.2% / 8.2%		Other(4)	$3,410	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,500,000	100.0%	Loan Payoff	$18,088,799	97.8%
			Closing Costs	202,437	1.1
			Reserves	131,087	0.7
			Principal Equity Distribution	77,677	0.4
Total Sources	$18,500,000	100.0%	Total Uses	$18,500,000	100.0%

(1)	Riprand Count Arco is the guarantor of the non-recourse carveouts under the Brier Creek Corporate Center 5 Loan.
(2)	Replacement Reserves capped at three years of collections.
(3)	The TI/LC reserve is capped at $2,500,000.
(4)	Other reserve represents a deferred maintenance reserve of $3,410.

The following table presents certain information relating to the tenants at the Brier Creek Corporate Center 5 Property:

Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
American Kennel Club	NR / NR / NR	75,219	58.9%	$1,691,675	61.2%	$22.49	5/31/2020	2, 5-year options
Yardi Systems	NR / NR / NR	52,381	41.1	1,070,886	38.8	20.44	6/30/2022	2, 5-year options
Largest Tenants		127,600	100.0%	$2,762,561	100.0%	$21.65
Remaining Tenants		0	0.0	0	0.0	0.00
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		127,600	100.0%	$2,762,561	100.0%	$21.65

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BRIER CREEK CORPORATE CENTER 5

The following table presents the lease rollover schedule at the Brier Creek Corporate Center 5 Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	75,219	58.9	58.9%	1,691,675	61.2	22.49	1
2021	0	0.0	58.9%	0	0.0	0.00	0
2022	52,381	41.1	100.0%	1,070,886	38.8	20.44	2
2023	0	0.0	100.0%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	127,600	100.0%		$2,762,561	100.0%	$21.65	3

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Brier Creek Corporate Center 5 Property:

Historical Leased %(1)
	2010	2011	2012
Owned Space	89.7%	89.7%	91.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Brier Creek Corporate Center 5 Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 6/30/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,449,362	$2,504,706	$2,562,342	$2,591,798	$2,762,561	$21.65
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$2,449,362	$2,504,706	$2,562,342	$2,591,798	$2,762,561	$21.65
Total Reimbursables	113,574	65,306	107,719	100,224	98,379	0.77
Other Income	0	0	0	0	0	0.00
Less Vacancy & Credit Loss	0	0	0	0	(200,266)	(1.57)
Effective Gross Income	$2,562,936	$2,570,012	$2,670,061	$2,692,022	$2,660,674	$20.85

Total Operating Expenses	$859,306	$867,639	$884,688	$898,782	$966,089	$7.57

Net Operating Income	$1,703,630	$1,702,373	$1,785,373	$1,793,239	$1,694,585	$13.28
TI/LC	0	0	0	0	142,402	1.12
Capital Expenditures	0	0	0	0	35,728	0.28
Net Cash Flow	$1,703,630	$1,702,373	$1,785,373	$1,793,239	$1,516,456	$11.88

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 5/29/2013 and rent steps through 8/31/2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

7100 ALMEDA APARTMENTS

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		MC-Five Mile
Location (City/State)	Houston, Texas		Cut-off Date Principal Balance		$17,516,408
Property Type	Multifamily		Cut-off Date Principal Balance per Unit		$50,334.51
Size (Units)	348		Percentage of Initial Pool Balance		1.4%
Total Occupancy as of 6/11/2013	92.2%		Number of Related Mortgage Loans		None
Owned Occupancy as of 6/11/2013	92.2%		Type of Security		Fee Simple
Year Built / Latest Renovation	1983 / NAP		Mortgage Rate		4.800000%
Appraised Value	$26,200,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		360
			Original Interest Only Period (Months)		NAP
			Borrower Sponsor(1)	Chowdary Yalamanchili

Underwritten Revenues	$3,305,899		Escrows
Underwritten Expenses	$1,652,217			Upfront	Monthly
Underwritten Net Operating Income (NOI)	$1,653,682		Taxes	$178,846	$44,712
Underwritten Net Cash Flow (NCF)	$1,549,282		Insurance	$124,982	$9,614
Cut-off Date LTV Ratio	66.9%		Replacement Reserves	$0	$8,700
Maturity Date LTV Ratio	54.9%		TI/LC	$0	$0
DSCR Based on Underwritten NOI / NCF	1.49x / 1.40x		Deferred Maintenance (2)	$174,875	$0
Debt Yield Based on Underwritten NOI / NCF	9.4% / 8.8%		Other (3)	$603,000	$0
Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,600,000	99.7%	Loan Payoff	$16,076,066	91.1%
Other Sources	45,000	0.3	Reserves	1,081,704	6.1
			Closing Costs	404,994	2.3
			Principal Equity Distribution	82,236	0.5
Total Sources	$17,645,000	100.0%	Total Uses	$17,645,000	100.0%

(1)	Chowdary Yalamanchili is the guarantor of the non-recourse carveouts under the 7100 Almeda Apartments Loan.
(2)
The deferred maintenance reserve was reduced after origination from $244,250 to $174,875 as a result of the borrower obtaining a lower cost to complete the repairs. This difference was refunded to the borrower post-closing.

(3)
Other reserves consist of the following: (i) a cash collateral reserve of $300,000 that shall be released to the borrowing principal as a principal equity distribution subject to 7100 Almeda Apartments’ debt yield as calculated in the loan documents being at least 9.0% (on the original loan amount) based on the trailing 12-months net cash flow as calculated under the loan documents and (ii) a partner redemption reserve of $303,000 to buy out two limited partners.

The following table presents certain information relating to the units and rent at the 7100 Almeda Apartments Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent	Monthly Actual Rent per Unit	Yearly Actual Rent
1 Bed / 1 Bath	56	575	$735	$493,920	$700	$470,400
1 Bed / 1 Bath	104	575	780	973,440	716	893,568
1 Bed / 1 Bath	35	680	785	329,700	754	316,680
1 Bed / 1 Bath	65	680	830	647,400	766	597,480
2 Bed / 1 Bath	23	980	1,025	282,900	1,046	288,696
2 Bed / 1 Bath	65	980	1,080	842,400	1,006	784,680
Total / Wtd. Avg.	348	708	$855	$3,569,760	$801	$3,351,504

Source: As provided by the borrower.

The following table presents certain information relating to historical leasing at the 7100 Almeda Apartments Property:

Historical Leased % (1) (2)
	2010	2011	2012
Owned Space	84.6%	84.5%	87.3%

(1)	As provided by the borrower.
(2)	Occupancy is the average over twelve months for each year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

7100 ALMEDA APARTMENTS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 7100 Almeda Apartments Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 5/31/2013	Underwritten(2)	Underwritten $ per Unit
Base Rent	$2,982,626	$2,997,687	$3,145,180	$3,211,819	$3,274,590	$9,410
Other Income	117,270	89,164	124,311	144,163	161,577	464
Total Rent Revenue	$3,099,896	$3,086,851	$3,269,491	$3,355,982	$3,436,167	$9,874
Utility Reimbursements	98,219	104,493	128,439	141,730	142,543	410
Economic Vacancy & Credit Loss	(583,525)	(579,230)	(507,697)	(321,249)	(272,811)	(784)
Effective Gross Income	$2,614,590	$2,612,114	$2,890,233	$3,176,463	$3,305,899	$9,500

Total Operating Expenses	$1,366,108	$1,344,670	$1,534,747	$1,633,370	$1,652,217	$4,748

Net Operating Income	$1,248,482	$1,267,444	$1,355,486	$1,543,093	$1,653,682	$4,752
Replacement Reserves	78,300	78,300	78,300	45,675	104,400	300
Net Cash Flow	$1,170,182	$1,189,144	$1,277,186	$1,497,418	$1,549,282	$4,452

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 6/11/2013 rent roll.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

REGAL TOWERS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Southfield, Michigan	Cut-off Date Principal Balance		$16,980,435
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$18,160.89
Size (Units)	935	Percentage of Initial Pool Balance		1.4%
Total Occupancy as of 7/11/2013	90.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/11/2013	90.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1972 / 2008-2012	Mortgage Rate		4.655000%
Appraised Value	$27,450,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(2)	Michael Colman and Tyler Ross
Underwritten Revenues	$5,959,019
Underwritten Expenses	$3,745,598	Escrows
Underwritten Net Operating Income (NOI)	$2,213,422		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,932,922	Taxes	$25,042	$25,042
Cut-off Date LTV Ratio	61.9%	Insurance	$182,643	$26,092
Maturity Date LTV Ratio(1)	50.1%	Replacement Reserves	$0	$23,375
DSCR Based on Underwritten NOI / NCF	2.10x / 1.84x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	13.0% / 11.4%	Other(3)	$26,750	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,000,000	100.0%	Loan Payoff	$9,109,068	53.6%
			Principal Equity Distribution	6,680,038	39.3
			Closing Costs	976,459	5.7
			Reserves	234,435	1.4
Total Sources	$17,000,000	100.0%	Total Uses	$17,000,000	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $27,600,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 50.3%.
(2)	Michael Colman and Tyler Ross are the guarantors of the non-recourse carveouts under the Regal Towers Loan.
(3)	Other reserves represent a deferred maintenance reserve of $26,750.

The following table presents certain information relating to the units and rent at the Regal Towers Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent	Monthly Actual Rent per Unit	Yearly Actual Rent
1 Bed / 1 Bath	594	641	$630	$4,490,640	$627	$4,469,256
2 Bed / 1 Bath	306	846	760	2,790,720	760	2,790,720
3 Bed / 2 Bath	35	1,107	1,010	424,200	1,007	422,940
Total / Wtd. Avg.	935	726	$687	$7,705,560	$685	$7,682,916

Source: As provided by the appraiser.

The following table presents certain information relating to historical leasing at the Regal Towers Property:

Historical Leased %(1)(2)
	2010	2011	2012
Owned Space	84.0%	93.4%	89.9%

(1)	As provided by the borrower.
(2)	Occupancy is as of December 31 for the specified year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

REGAL TOWERS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Regal Towers Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 4/30/2013(2)	Underwritten(3)	Underwritten $ per Unit
Base Rent	$4,629,108	$6,474,639	$6,599,371	$6,698,037	$7,649,106	$8,180.86
Other Income(4)	624,395	475,813	589,371	613,196	705,980	755.06
Total Rent Revenue	$5,253,503	$6,950,452	$7,188,742	$7,311,234	$8,355,086	$8,935.92
Economic Vacancy & Credit Loss	(1,318,639)	(1,782,586)	(1,446,699)	(1,445,414)	(2,396,067)	(2,562.64)
Effective Gross Income	$3,934,864	$5,167,865	$5,742,043	$5,865,820	$5,959,019	$6,373.28

Total Operating Expenses	$4,224,652	$3,532,046	$3,682,133	$3,871,298	$3,745,598	$4,005.99

Net Operating Income	$(289,787)	$1,635,819	$2,059,910	$1,994,522	$2,213,422	$2,367.30
Replacement Reserves	0	0	0	0	280,500	300.00
Net Cash Flow	$(289,787)	$1,635,819	$2,059,910	$1,994,522	$1,932,922	$2,067.30

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)
Historical operating expenses exclude costs specific to the operation of a third building, building C, at the Regal Towers Property, which building is not included in the collateral for the Regal Towers Loan. This information is prepared on an annual basis and has not been broken out monthly for the year 2012.  Therefore, expenses for the trailing 12 months are higher than those reported for 2012 because the expenses associated with building C are excluded for the period from January through April 2013.

(3)	Underwritten base rent is based on the April 2013 rent roll.
(4)	Other Income consists of laundry / vending fees, utility reimbursement income and commercial income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

INDIANA MALL

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	SMF I
Location (City/State)	Indiana, Pennsylvania	Cut-off Date Principal Balance		$16,965,604
Property Type	Retail	Cut-off Date Principal Balance per SF		$37.11
Size (SF)	457,199	Percentage of Initial Pool Balance		1.4%
Total Occupancy as of 5/30/2013	94.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/30/2013	94.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	1979 / NAP	Mortgage Rate		5.910000%
Appraised Value	$28,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term(Months)		240
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)	Samuel Zamias and Stephen Zamias
Underwritten Revenues	$4,320,568
Underwritten Expenses	$1,902,180	Escrows
Underwritten Net Operating Income (NOI)	$2,418,388		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,081,162	Taxes	$ 487,171	$52,406
Cut-off Date LTV Ratio	60.6%	Insurance	$49,461	$8,244
Maturity Date LTV Ratio	39.7%	Replacement Reserves	$0	$13,918
DSCR Based on Underwritten NOI / NCF	1.67x / 1.43x	TI/LC(2)	$0	$19,050
Debt Yield Based on Underwritten NOI / NCF	14.3% / 12.3%	Other(3)	$78,750	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,000,000	97.6%	Loan Payoff	$16,631,991	95.5%
Principal’s New Cash Contribution	420,220	2.4	Reserves	615,382	3.5
			Closing Costs	172,846	1.0

Total Sources	$17,420,220	100.0%	Total Uses	$17,420,220	100.0%

(1)	Samuel Zamias and Stephen Zamias are the guarantors of the non-recourse carveouts under the Indiana Mall Loan.
(2)
Commencing on the first monthly due date of the Indiana Mall Loan, all excess cash flow after debt service, required reserves and operating expenses will be swept into the TI/LC reserve, which excess cash flow sweep will continue until either (i) each of the anchor tenant leases at the Indiana Mall Property have been renewed or (ii) replacement tenants have executed new leases.  Upon termination of the excess cash flow sweep, all funds held in the TI/LC reserve in excess of $500,000 will be disbursed to the borrower at which time the borrower is required to commence ongoing monthly TI/LC reserve deposits of $19,050.

(3)	Other reserve represents a deferred maintenance reserve of $78,750.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Indiana Mall Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF/Screen(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Sears	CCC / B3 / CCC+	96,469	21.1%	Yes	$565,090	$5.86	9/30/2014	$90	6.5%	4, 5-year options
Kmart	CCC / B3 / CCC+	87,543	19.1	Yes	$506,176	$5.78	11/30/2014	$120	4.8%	8, 5-year options
JC Penney	B- / Caa1 / CCC+	62,822	13.7	Yes	$383,700	$6.11	11/30/2015	$102	6.0%	3, 5-year options
Bon Ton	NR / Caa2 / B-	60,000	13.1	Yes	$363,464	$6.06	1/31/2015	$108	5.6%	3, 5-year options
Total Anchors		306,834	67.1%

Jr. Anchors
Dingbats	NR / NR / NR	12,618	2.8%	Yes	$162,368	$12.87	11/30/2018	$81	15.8%	NA
Carmike	NR / B2 / B	11,885	2.6	Yes	$152,814	$12.86	5/31/2015	$118,618	32.2%	NA
Total Jr. Anchors		24,503	5.4%

Occupied In-line		100,502	22.0%		$1,996,903	$19.87
Vacant Spaces		25,360	5.5		$0	$0.00
Total Owned SF		457,199	100.0%
Total SF		457,199	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of 04/30/2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

INDIANA MALL

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Indiana Mall Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(3)	Occupancy Cost	Renewal / Extension Options
Sears	CCC / B3 / CCC+	96,469	21.1%	$241,173	9.0%	$2.50	9/30/2014	$90	6.5%	4, 5-year options
Kmart	CCC / B3 / CCC+	87,543	19.1	212,230	7.9	2.42	11/30/2014	$120	4.8%	8, 5-year options
JC Penney	B- / Caa1 / CCC+	62,822	13.7	172,761	6.4	2.75	11/30/2015	$102	6.0%	3, 5-year options
Bon Ton	NR / Caa2 / B-	60,000	13.1	162,000	6.0	2.70	1/31/2015	$108	5.6%	1, 5-year option
Shoe Department Encore	NR / NR / NR	7,718	1.7	125,000	4.7	16.20	8/31/2019	$142	13.8%	NA
Dingbats	NR / NR / NR	12,618	2.8	120,000	4.5	9.51	11/30/2018	$81	15.8%	NA
Carmike	NR / B2 / B	11,885	2.6	112,907	4.2	9.50	5/31/2015	$118,618	32.2%	NA
American Eagle Outfitter	NR / NR / NR	6,329	1.4	98,100	3.7	15.50	1/31/2021	$283	6.7%	NA
Rue 21	NR / NR / NR	4,349	1.0	80,000	3.0	18.40	1/31/2019	$175	12.4%	NA
Kay Jewelers	NR / B3 / NR	1,000	0.2	80,000	3.0	80.00	1/31/2015	$2,121	3.9%	NA
Ten Largest Owned Tenants		350,733	76.7%	$1,404,170	52.4%	$4.00
Remaining Owned Tenants		81,106	17.7	1,276,345	47.6	15.74
Vacant Spaces (Owned Space)		25,360	5.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		457,199	100.0%	$2,680,515	100.0%	$5.86

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned tenants.
(3)	Tenant Sales are as of 04/30/2013.

The following table presents certain information relating to the lease rollover schedule at the Indiana Mall Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	10,472	2.3	2.3%	172,585	6.4	16.48	6
2014	199,616	43.7	46.0%	693,301	25.9	3.47	11
2015	147,025	32.2	78.1%	734,669	27.4	5.00	9
2016	10,394	2.3	80.4%	132,041	4.9	12.70	5
2017	15,360	3.4	83.7%	221,993	8.3	14.45	4
2018	23,152	5.1	88.8%	327,238	12.2	14.13	6
2019	12,067	2.6	91.4%	205,000	7.6	16.99	2
2020	700	0.2	91.6%	24,589	0.9	35.13	1
2021	6,329	1.4	93.0%	98,100	3.7	15.50	1
2022	6,724	1.5	94.5%	71,000	2.6	10.56	2
2023	0	0.0	94.5%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	94.5%	0	0.0	0.00	0
Vacant	25,360	5.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	457,199	100.0%		$2,680,515	100.0%	$6.21	47

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Indiana Mall Property:

Historical Leased %(1)
	2010	2011	2012
Owned Space	97.6%	98.2%	96.4%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

INDIANA MALL

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Indiana Mall Property:

Cash Flow Analysis(1)

	2010	2011	2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,810,868	$2,782,995	$2,831,349	$2,680,515	$5.86
Overage Rent	112,079	113,849	116,445	116,445	0.25
Other Rental Revenue	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	494,924	1.08
Total Rent	$2,922,946	$2,896,844	$2,947,794	$3,291,884	$7.20
Total Reimbursables	1,424,931	1,440,426	1,383,942	1,450,000	3.17
Other Income(3)	80,565	73,428	73,608	73,608	0.16
Vacancy & Credit Loss	0	0	0	(494,924)	(1.08)
Effective Gross Income	$4,428,442	$4,410,698	$4,405,344	$4,320,568	$9.45

Total Operating Expenses	$1,901,289	$1,872,019	$1,908,438	$1,902,180	$4.16

Net Operating Income	$2,527,153	$2,538,679	$2,496,907	$2,418,388	$5.29
TI/LC	0	0	0	170,210	0.37
Capital Expenditures	0	0	0	167,016	0.37
Net Cash Flow	$2,527,153	$2,538,679	$2,496,907	$2,081,162	$4.55

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten base rent based on the 5/30/2013 rent roll with rent steps through 12/31/2013.
(3)	Other Income consists of marketing fund contributions, commission income, sprinkler income, and miscellaneous fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined therein, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—
The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—
Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—
The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—
We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—
Member States of the European Economic Area (“EEA”) have implemented Article 122a of EU Directive 2006/48/EC (“Article 122a”) which applies with respect to investments by credit institutions in securitizations issued on or after January 1, 2011 as well as certain existing securitizations issued prior to that date where new assets are added or substituted after December 31, 2014.  Article 122a imposes a severe capital charge on a securitization position acquired by an EEA credit institution unless, among other conditions, (a) the originator, sponsors or original lender for the securitization has explicitly disclosed to the EEA-regulated credit institution that it will retain, on an ongoing basis, a material net economic interest of not less than 5% in respect of the securitization, and (b) the acquiring institution is able to demonstrate that it has undertaken certain due diligence in respect of its securitization position and the underlying exposures and that procedures are established for such activities to be monitored on an ongoing basis.  For purposes of Article 122a, an EEA credit institution may be subject to such a capital charge as a result of securitization positions held by its non-EEA affiliates, including its U.S. affiliates, not complying with Article 122a. Effective January 1, 2014, Articles 404-410 (inclusive) of EU Regulation 575/2013 (“Articles 404-410”) replace Article 122a and, among other things, will apply to EEA investment firms in addition to EEA credit institutions. Furthermore, requirements similar to those in Article 122a (“Similar Retention Requirements”) are to apply: (i) effective July 22, 2013, to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities.

None of the sponsors, the depositor or any other party to the transaction intends to retain a material net economic interest in the transaction in accordance with the requirements of Article 122a, Articles 404-410 or Similar Retention Requirements or take any other action which may be required by EEA-regulated investors for the purposes of their compliance with Article 122a, Articles 404-410 or Similar Retention Requirements.  Consequently, the offered certificates are not a suitable investment for EEA credit institutions or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected.  EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding compliance with Article 122a, Articles 404-410 or Similar Retention Requirements and the suitability of the offered certificates for investment.

—
The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking regulators amend their regulations to exclude reliance on credit ratings, including the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions. Such regulations, including those that have been proposed to implement the more recent Basel internal ratings based and advanced measures approaches, may result in greater capital charges to financial institutions that own CMBS, or otherwise adversely affect the attractiveness of investments in CMBS for regulatory purposes.

—
The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

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Section 619 of the Dodd Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule”, to federal banking law to generally prohibit various covered banking entities from, among other things, engaging in proprietary trading in securities and derivatives, subject to certain exemptions.  Section 619 became effective on July 21, 2012, subject to certain conformance periods.  Implementing rules under Section 619 have been proposed but not yet adopted.  The Volcker Rule and the regulations adopted thereunder may restrict certain purchases or sales of securities generally (including commercial mortgage backed securities) and derivatives by banking entities if conducted on a proprietary trading business.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

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The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

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The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

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A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date

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Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

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We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

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Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency except that Starwood Mortgage Capital LLC will guarantee the obligations of Starwood Mortgage Funding I LLC. We cannot provide assurances that the applicable sponsor will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

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There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

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Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

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Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the “as-is” and “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

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The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

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Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

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Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

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Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

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In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

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The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).  The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor.  However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor and the Controlling Class Representative

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The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative (or the master servicer, special servicer or controlling class under the GSMS 2013-GC13 transaction with respect to the non-serviced loans), or the holder of a mezzanine loan or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative or the controlling class under the GSMS 2013-GC13 transaction with respect to the non-serviced loans, or the holder of a mezzanine loan or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

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The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans.  The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests.  In addition, the B-Piece Buyer received or may receive price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, and of GS Commercial Real Estate LP, one of the originators, and of Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the originators’ exposure to the mortgage loans.  The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates.  The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

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The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

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The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

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The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

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If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

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In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

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Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor.  The issuance of unsolicited ratings by any nationally recognized statistical rating organization on  a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates will be treated as regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of investment.

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State and local income tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state and local tax consequences of an investment in the certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.